Exhibit 10.47

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

COMMERCIAL SUBLEASE AGREEMENT

This Sublease Agreement (“Sublease”) is entered as of December 22, 2006 by and between Oncology Therapeutics Network Joint Venture, L.P., a Delaware limited partnership (“Sublandlord”) and Sunesis Pharmaceuticals, Inc., a Delaware corporation (“Subtenant”).  Sublandlord and Subtenant may individually be referred to as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, Sublandlord entered into a lease agreement dated June 1, 2003 and subsequently amended on December 15, 2004 and March 1, 2005, between the Sublandlord and Kashiwa Fudosan America, Inc. (“Master Landlord”) for space located at 395 Oyster Point Blvd., South San Francisco, CA (the “Master Premises) and for a term ending on February 28, 2014 (the “Master Lease Agreement”); and

WHEREAS, Subject to the Master Landlord’s consent, Sublandlord and Subtenant wish to enter into this Sublease for a portion of the Master Premises.

NOW, THEREFORE, the Parties agree as follows:

1.             RECITALS: The Recitals are incorporated herein in their entirety.

2.             PREMISES:  Subject to the terms and conditions of the Master Lease Agreement, a true and complete copy of which is attached hereto as Exhibit A and incorporated herein by reference, Sublandlord hereby subleases to Subtenant the Premises located at: 395 Oyster Point Marina Plaza, 395 Oyster Point Blvd., South San Francisco, California 94080.  The subleased premises consist of those 15,378 rentable square feet of the Master Premises located on the 4th floor (Suites 400, 401 and 402) as shown on the floor plan attached hereto as Exhibit B (collectively, the “Premises”). Subtenant hereby subleases the Premises from Sublandlord for the term and rental and upon the other terms and conditions hereinafter set forth, to be used and occupied by Subtenant solely for the purpose of office space and for no other purpose. Terms which are capitalized in this Sublease and not defined herein shall have the meanings set forth in the Master Lease.

3.             SUBLEASE TERM:  The term of the Sublease will be for a period of seventy four (74) months, beginning on March 1, 2007 (begin date) and ending on April 30, 2013 (end date) (the “Sublease Term”).

4.             OPTION TO RENEW:  Provided that Subtenant is not in default under this Sublease at the time of the notice, Subtenant shall have one (1) option to renew this Sublease of the Premises for the period (the “Option Period”) which is the balance of the Master Lease term expiring February 28, 2014.  Subtenant must exercise this option by providing written notice to Sublandlord at lease 9 (nine) months prior to the end of the Sublease Term (i.e., not later than August 1, 2012).  The Base Rent for the option period shall be fixed at $2.25 per rentable square foot, with the Base Year of 2007.

5.             SUBLEASE COMMENCEMENT:  The Sublease Commencement Date shall be March 1, 2007.  Possession of the Premises shall be delivered to Subtenant two (2) business days after the fulfillment of all the conditions described in Section 16, in order for Subtenant to complete its planned improvements (the “Early Occupancy”).  Subtenant shall be subject to all of the terms of this Sublease during the Early Occupancy, except for the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

obligation to pay Base Rent.

6.             LEASE PAYMENT AMOUNTS:  Subtenant agrees to pay to Sublandlord as Base Rent for the Premises the amounts shown on the following Base Rent schedule:

Months	Base Rent/Square Foot/Month (Fully Serviced)

1 — 3	Base Rent Abated

4 — 12	$ 1.95 FS

13 — 24	$ 2.00 FS

25 — 36	$ 2.05 FS

37 — 48	$ 2.10 FS

49 — 60	$ 2.15 FS

61 — 74	$ 2.20 FS

7.             PAYMENT:  Upon Sublease execution, Subtenant will provide Sublandlord with (i) the Base Rent payable for the fourth month of the Sublease Term, (ii) evidence of the insurance coverage required of Subtenant under this Sublease, and (iii) the security deposit, as described in Section 13.  Thereafter, Subtenant agrees to pay Sublandlord each month in advance on the first day of each month at: 395 Oyster Point Blvd. Suite [*], South San Francisco, CA 94080 (address for Base Rent payment), or at any other address designated by Sublandlord.  All payments due from Subtenant to Sublandlord hereunder shall be made to Sublandlord without deduction or offset whatsoever, in lawful money of the United States of America at 395 Oyster Point Boulevard, South San Francisco, CA, 94080, or to such other person or at such other place as Sublandlord may from time to time designate by notice to Subtenant.

Sublandlord hereby acknowledges that Sublandlord’s failure to pay the rent and other sums owing by Sublandlord to Master Landlord under the Master Lease Agreement will cause Subtenant to incur damages, costs and expenses not contemplated by this Sublease, especially in those cases where Subtenant has paid sums to Sublandlord hereunder which correspond in whole or in part to the amounts owing by Sublandlord to Master Landlord under the Master Lease Agreement.  Accordingly, Subtenant shall have the right to pay all rent and other sums owing by

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Subtenant to Sublandlord hereunder for those items which also are owed by Sublandlord to Master Landlord under the Master Lease Agreement directly to Master Landlord on the following terms and conditions:

(a)           Either (i) Subtenant reasonably believes that Sublandlord has failed to make any payment required to be made by Sublandlord to Master Landlord under the Master Lease Agreement and Sublandlord fails to provide adequate proof of payment within five (5) business days after Subtenant’s written demand requesting such proof; or (ii) Subtenant reasonably believes that Sublandlord shall fail to make any payment required to be made by Sublandlord to Master Landlord under the Master Lease Agreement and Sublandlord fails to provide assurance of future performance in form reasonably satisfactory to Subtenant within five (5) business days after Subtenant’s written demand requesting such assurance.

(b)           Subtenant shall not prepay any amounts owing by Sublandlord without the consent of Sublandlord, which consent Sublandlord shall have the right to withhold in Sublandlord’s sole discretion.

(c)           Subtenant shall provide to Sublandlord concurrently with any payment to Master Landlord reasonable evidence of such payment.

(d)           If Sublandlord notifies Subtenant that it disputes any amount demanded by Master Landlord, Subtenant shall not make any such payment to Master Landlord unless Master Landlord has provided a three-day notice to pay such amount or forfeit the Master Lease Agreement.

Any sums paid directly by Subtenant to Master Landlord in accordance with this Section 7 shall be credited toward (i) the amounts payable by Subtenant to Sublandlord under this Sublease.and (ii) the amounts payable by Sublandlord to Master Landlord under the Master Lease Agreement.

8.             LATE FEE:  Subtenant hereby acknowledges that late payment by Subtenant to Sublandlord of rent and other amounts due hereunder will cause Sublandlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain.  Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Sublandlord by the terms of the Master Lease Agreement.  Accordingly, if any installment of rent or any other sums due from Subtenant shall not be received by Sublandlord by the due date, Subtenant shall pay to Sublandlord a late charge equal to three percent (3%) of such overdue amount (with late charge to be payable if the sum is not paid within ten (10) days following the due date).  The Parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Sublandlord will incur by reason of late payment by Subtenant.  Acceptance of  such late charge by Sublandlord shall in no event constitute a waiver of Subtenant’s default with respect to such overdue amount, nor prevent Sublandlord from exercising any of the other rights and remedies granted hereunder.  Notwithstanding the foregoing, Subtenant shall not be assessed a late charge for the first late payment within any twelve (12) month period

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

9.             INSUFFICIENT FUNDS:  Subtenant agrees to pay the charge of $150 for each check that is returned for lack of sufficient funds.

10.          OPERATING EXPENSES AND PROPERTY TAXES:  The Sublease shall be full service in nature.  Subtenant shall be responsible for its Pro-Rata Share of Operating Expenses without mark-up, increases in Real Estate Taxes over and above the 2007 Base Year, and charges for utilities, but only to the extent that such amounts (i) apply to the Sublease Term; (ii) are chargeable to Subtenant and the Premises pursuant to Section 4.2 of the Master Lease Agreement, as incorporated herein; and (iii) are equitably allocable to Subtenant (excluding, by way of example, charges caused solely by Sublandlord or its employees, and including, by way of example, one hundred percent (100%) of all charges caused solely by Subtenant or its employees).  Prior to Sublease execution, Sublandlord will provide Subtenant with (i) a summary of Operating Expenses paid by Sublandlord since January 1, 2005; and (ii) the summary of 2006 projected operating expenses that Sublandlord received from Master Landlord.  For purposes of this Sublease, the Pro-Rata Share of Subtenant shall mean 6.608% of the Building and 3.311% of the Complex.

11.          SUBTENANT IMPROVEMENTS:  In lieu of providing Subtenant with a subtenant improvement allowance, Sublandlord has agreed to abate the first three installments of monthly Base Rent due under this Sublease (i.e., as stated in Section 6 above, there shall be no Base Rent due for the first three (3) months of the Sublease Term). Any tenant improvements made by Subtenant shall be subject to (i) the terms of this Sublease (including the incorporation of the applicable terms of the Master Lease Agreement), and (ii) the requirement that the proposed tenant improvements be generally as shown on the plans for the tenant improvements to the Premises (“Proposed Plan for Improvements”), attached hereto as Exhibit C.

12.          BUSINESS TAXES:  Subtenant shall pay all business and other taxes (unrelated to Sublandlord’s or Master Landlord’s income or revenue), if any, in respect of the business carried on in or upon the Premises.

13.          SECURITY DEPOSIT:  At the signing of this Sublease, Subtenant shall deposit with Sublandlord, in trust, a security deposit of $59,974.20 as security for the performance by Subtenant of the terms under this Sublease and for any damages caused by Subtenant, its employees, agents or visitors to the Premises during the Sublease Term.  However, Subtenant’s liability under this Sublease shall not be limited to the balance of the security deposit.  Subtenant shall not apply or deduct any portion of any security deposit from the last or any month’s rent.  Subtenant shall not use or apply any such security deposit at any time in lieu of payment of rent.  In the event of a default by Subtenant, Sublandlord may use or apply, as is reasonably necessary, all or any portion of the security deposit to cure such default of Subtenant.  In such event, Subtenant shall restore the security deposit to its original amount, or one-half of its original amount, as applicable, within 10 business days of Landlord’s written notice to do the same.

Provided  Subtenant is not then in default of any of its obligations under the Sublease beyond applicable notice and cure periods, at the end of the 36th month of the Sublease Term, 1/2  (one-half) of the security deposit in the amount of $29,987.10 shall be applied to Subtenant’s payment of its rental obligation for the 37th month of the Sublease Term.

After the termination of the Sublease or any earlier termination of the Sublease, any remaining portion of the security deposit shall be returned to Subtenant in accordance with the provisions of § 1950.7 of the California Civil Code.

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

14.          NON-DISTURBANCE; QUIET ENJOYMENT:  Sublandlord agrees not to amend or modify the Master Lease Agreement in any way which increases Subtenant’s obligations or adversely affects Subtenant’s rights.

Subtenant shall be entitled to quiet enjoyment of the Premises during the Sublease Term, and neither Sublandlord nor Master Landlord will interfere with that right, as long as Subtenant pays the rent in a timely manner and performs all other obligations under this Sublease.  In the event, however, that Sublandlord defaults in the performance or observance of any of Sublandlord’s remaining obligations under the Master Lease Agreement or fails to perform Sublandlord’s stated obligations under this Sublease, then Subtenant shall give Sublandlord notice specifying in what manner Sublandlord has defaulted, and if such default shall not be cured by Sublandlord within thirty (30) days thereafter (except that if such default cannot be cured within said thirty (30) day period, this period shall be extended for an additional reasonable time, provided that Sublandlord commences to cure such default within such thirty (30) day period and proceeds diligently thereafter to effect such cure as quickly as possible), then Subtenant shall be entitled to cure such default and promptly collect from Sublandlord Subtenant’s reasonable expenses in so doing (including, without limitation, reasonable attorneys’ fees and court costs), or, at Subtenant’s option, to offset such reasonable expenses against all future payments of rent due under this Sublease.  Subtenant shall not be required, however, to wait the entire cure period described herein if earlier action is required to comply with the Master Lease Agreement or with any applicable governmental law, regulation or order.  Sublandlord shall promptly send to Subtenant copies of all notices and other communications it shall send to and receive from Master Landlord that relate to the Premises.

15.          USE:  Subtenant shall use the Premises only for professional and administrative general office use and as described in the Master Lease Agreement.

16.          POSSESSION AND SURRENDER OF PREMISES:  Subtenant shall be entitled to possession of the Premises two (2) days after all of the following conditions are met: (i) Subtenant meeting the insurance requirements outlined in Section 18 below, (ii) approval from Master Landlord of this Sublease, and (iii) this Sublease is executed and delivered by each of the Parties.  At the expiration of the Sublease, Subtenant shall peaceably surrender the Premises to Sublandlord or Sublandlord’s agent in the same condition it was in as of the Commencement Date, reasonable wear and tear, condemnation, casualty, and Hazardous Materials not released by Subtenant and items listed on Exhibit D, excepted.

17.          CONDITION OF PREMISES:  Sublandlord shall disclose actual knowledge (i.e., the actual knowledge of Sublandlord’s current operations personnel) of the existence of any underground storage tanks, sumps, piping and any other factor indicating the possible presence of Hazardous Materials in, on or around the Master Premises; any adverse present or contemplated use restrictions of the Premises; material physical defects; and any other material matter affecting its condition or value (collectively, the “Disclosure List”).  A copy of the Disclosure List is attached hereto as Exhibit D.

Subtenant or Subtenant’s agent has inspected the Premises, the fixtures, the grounds, Building and improvements (limited to the electrical, HVAC and fire sprinkler systems, security and environmental aspects) and acknowledges that the Premises are in good and acceptable condition and suitable for Subtenant’s intended use. If at any time during the term of this Sublease, in

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Subtenant’s opinion, the conditions change, Subtenant shall promptly provide reasonable notice to Sublandlord.

Sublandlord shall indemnify Subtenant for all Hazardous Materials on-site or within the Building which are introduced by Sublandlord.  Additionally, Subtenant shall not be liable for any charges incurred, damage to the Premises, or any other fees or losses relating to any period prior to the Commencement Date.  Subtenant shall indemnify Master Landlord and Sublandlord for all Hazardous Materials on-site or within the Building which are introduced by Subtenant.

18.          OBLIGATIONS UNDER MASTER LEASE AGREEMENT:  Sublandlord represents and warrants that:  (i) the Master Lease Agreement is in full force and effect, (ii) Sublandlord is not in default under the Master Lease Agreement and, to Sublandlord’s knowledge, Master Landlord is not in default thereunder, (iii) Sublandlord has previously furnished to Subtenant a true, accurate and complete copy of the Master Lease Agreement and all amendments thereto,  and (iv) as of the date of this Sublease, the Sublandlord’s leasehold estate is not encumbered by any deed of trust or mortgage financing.

Sublandlord shall fully perform all of its obligations under the Master Lease Agreement not assumed by Subtenant hereunder, including, without limitation, the prompt payment to Master Landlord paid by Subtenant to Sublandlord hereunder.

Sublandlord shall do either of the following with respect to the obligations of the Master Landlord under the Master Lease Agreement:  (i) perform all such obligations, or (ii) use Sublandlord’s diligent good faith efforts to cause Master Landlord to perform such obligations for the benefit of Subtenant.  Such diligent good faith efforts shall include, without limitation: upon Subtenant’s written request, immediately notifying Master Landlord of its nonperformance under the Master Lease Agreement and using commercially reasonable efforts to cause Master Landlord perform Master Landlord’s obligations under the Master Lease Agreement.

This Sublease and all rights of Subtenant hereunder and with respect to the Premises are subject to the terms, conditions and provisions of the Master Lease Agreement, except as otherwise provided herein.  Except as otherwise specifically provided in this Sublease, Subtenant shall be entitled during the Sublease Term to receive from Master Landlord all services, utilities, repairs and facilities which Master Landlord is required to provide pursuant to the terms of the Master Lease Agreement insofar as such services, utilities, repairs and facilities pertain to the Premises. Subtenant hereby

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

assumes and agrees to perform faithfully and be bound by, with respect to the Premises, all of Sublandlord’s obligations, covenants, agreements and liabilities under the Master Lease Agreement, except for the covenant of the Sublandlord to pay Master Landlord the Rent pursuant to Paragraph 1.6 of the Master Lease Agreement, and except as such terms, covenants, conditions and agreements are modified hereby, are not incorporated herein, or are inconsistent with the terms of this Sublease.

Without limitation of the foregoing:

(i) Subtenant shall not make any changes, alterations or additions in or to the Premises, except as otherwise expressly provided herein;

(ii) If Subtenant desires to take any other action and the Master Lease Agreement would require that Sublandlord obtain the consent of Landlord before undertaking any action of the same kind, Subtenant shall not undertake the same without the prior written consent of Sublandlord. Sublandlord may condition its consent on the consent of Master Landlord being obtained;

(iii) All rights given to Master Landlord and its agents and representatives by the Master Lease Agreement to enter the premises covered by the Master Lease Agreement shall inure to the benefit of Sublandlord and their respective agents and representatives with respect to the Premises; provided that such right of entry shall also be subject to all applicable restrictions found in the Master Lease Agreement, as incorporated herein;

(iv) Sublandlord shall also have all other rights, and all privileges, options, reservations and remedies, granted or allowed to, or held by, Master Landlord under the Master Lease Agreement, except as provided herein;

(v) Subtenant shall maintain insurance of the kinds and in the amounts required to be maintained by Sublandlord under the Master Lease Agreement.  All policies of liability insurance shall name as additional insureds the Master Landlord and Sublandlord and their respective officers, directors or partners, as the case may be, and the respective agents and employees of each of them; and

(vi) Neither Sublandlord nor Subtenant shall do anything or suffer or permit anything to be done which could result in a default under the Master Lease Agreement or permit the Master Lease Agreement to be cancelled or terminated.  Furthermore, each party will comply with the terms therein and will avoid actions or inactions that would constitute a breach or default of Sublandlord’s obligations in the Master Lease Agreement.

Except as set forth below, the terms and conditions of this Sublease shall include all of the terms of the Master Lease Agreement and such terms are incorporated into this Sublease as if fully set forth herein, except that: (a) each reference in such incorporated sections to “Lease” shall be deemed a reference to “Sublease”; (b) each reference to “Landlord” and “Tenant” shall be deemed a reference to “Sublandlord” and “Subtenant”, respectively, except as otherwise expressly set forth herein; (c) the following provisions shall not be included: Sections 1.1-1.5,

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.6.2, 1.6.3, 3.2 (last sentence only), 3.2(i), 3.2(ii), 3.2.2, 3.2.3, 5.1 (but not including 5.1.1-5.1.3), 21.1 (first sentence only), 21.2 (first sentence only), 23.1, 24, 28.1(l), 28.23, 28.26, Exhibit B-1, Exhibit E, Exhibit F, the First Addendum to Lease, and the Second Addendum to Lease; (d) references in the following provisions to “Landlord” shall mean “Master Landlord”: Sections 1.7, 4.2(f)-(h), 4.2.1, 4.6-4.9, 8.1, 8.2, 8.4, 8.5, 8.6, 9.9, 12.2, 14.3, 15, 16, 17, 18.1, 18.2, 22, 25, and Exhibit D; (e) wherever there is a reference to the Work Order Letter, the reference shall be disregarded; (f) wherever there is a reference to Table 1.3 this reference should be disregarded; and (g) wherever there is a requirement to pay the costs and expenses of “Landlord,” Subtenant shall only be obligated to pay Master Landlord’s costs and expenses and not both Sublandlord’s and Master Landlord’s costs and expenses.  In the event of a conflict between the provisions of this Sublease and the Master Lease Agreement, as between Sublandlord and Subtenant, the provisions of this Sublease shall control.

To the extent that the Master Lease Agreement gives Sublandlord any right to terminate the Master Lease Agreement, Sublandlord shall not voluntarily cancel or terminate the Master Lease Agreement (with Sublandlord to have the right to terminate the Master Lease upon damage or destruction of the Premises, but only to the extent permitted by the Master Lease), nor shall Sublandlord or Master Landlord amend or modify the Master Lease Agreement in any way which materially affects Subtenant’s rights, without the prior written consent of Subtenant, which may be withheld in Subtenant’s sole discretion.

If Master Landlord seeks to terminate the Master Lease Agreement because of default or alleged default by Sublandlord under the Master Lease Agreement, Sublandlord shall use its reasonable good faith efforts to maintain the Master Lease Agreement in full force and effect for the benefit of Subtenant and Sublandlord, and Sublandlord shall take all action required to reinstate the Master Lease Agreement and/or to claim and pursue any right of redemption or relief from forfeiture of the Master Lease Agreement (and as a consequence thereof any forfeiture of this Sublease) to which Sublandlord may be entitled at law or in equity (including, without limitation, any such rights under California Code of Civil Procedure Sections 1174 and 1179).

19.          MASTER LANDLORD CONSENT:  This Sublease shall be of no force or effect unless and until Sublandlord shall have obtained Master Landlord’s written consent to this Sublease.  Sublandlord shall not be obligated to take any action to obtain such consent other than to request such consent from Master Landlord in writing in the form attached hereto as Exhibit E (it being acknowledged that in no event shall Sublandlord be obligated to commence an action or proceeding to secure such consent).  Sublandlord and Subtenant agree to (a) reasonably cooperate with the other Party and Master Landlord in connection with the obtaining of such consent (including, without limitation, the furnishing of any information reasonably requested by Sublandlord or Master Landlord), and (b) execute any additional documents as reasonably requested by Master Landlord.  Sublandlord shall pay any charges imposed by Master Landlord in connection with the furnishing of its consent hereto.  If the Sublandlord has not obtained the written consent of Master Landlord in the form of Exhibit E, or some other mutually acceptable form, on or before the date of the Early Occupancy, then this Sublease shall terminate, whereupon any monies previously paid by Subtenant to Sublandlord shall be reimbursed to Subtenant.

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

be delayed by one (1) day after the Commencement Date for each day that the Master Landlord’s consent is not obtained past the date of the Early Occupancy.

20.          PARKING; ACCESS; SIGNAGE:  Subtenant shall have access to unreserved parking spaces equal to the prorata share of the Premises to Master Premises (i.e., 6.608%).  The parking ratio provided for in the Master Lease Agreement is approximately 3.4/1,000.  Subtenant shall have access to the Premises in accordance with the terms of the Master Lease. Subject to the terms of the Master Lease, Subtenant shall have the right to utilize the existing controlled access system (card key) to secure the Premises. Subtenant shall be responsible for building standard lobby and suite entry signage.

21.          SUBLEASE ASSIGNMENT:  Subtenant shall be permitted to assign or sublease any portion of the Premises, subject to the approval of both Master Landlord and Sublandlord.  Master Landlord’s approval shall be in accordance with the terms of the Master Lease.  Sublandlord’s approval shall not be unreasonably withheld.  Subtenant and Sublandlord will share 50%/50% in all profits associated with either a sublease or an assignment to an unrelated entity, with said profits to be net of (i) any amount due to Master Landlord pursuant to the Master Lease; and (ii) Subtenant’s reasonable marketing expenses, including, but not limited to, attorney’s fees, leasing commissions, allowances, incentives and rent credits.

22.          WAIVER OF CLAIMS AND INDEMNITY:

(a) Subtenant hereby releases and waives any and all claims against Master Landlord and Sublandlord and each of their respective officers, directors, partners, agents and employees for injury or damage to person, property or business sustained in or about the Building, the Master Premises, or the Premises by Subtenant other than by reason of negligence or willful misconduct on the part of Master Landlord or Sublandlord and except in any case which would render this release and waiver void under law.

(b) Subtenant agrees to indemnify, defend and hold harmless Master Landlord and its beneficiaries, Sublandlord and the managing agent of the Building and each of their respective officers, directors, partners, agents and employees, from and against any and all claims, demands, costs and expenses of every kind and nature, including attorneys’ fees and litigation expenses, arising from Subtenant’s occupancy of the Premises, Subtenant’s construction of any leasehold improvements in the Premises or from any breach or default on the part of Subtenant in the performance of any agreement or covenant of Subtenant to be performed or performed under this Sublease or pursuant to the terms of this Sublease, or from any act or neglect of Subtenant or its agents, officers, employees, guests, servants, invitees or customers in or about the Premises.  In case any such proceeding is brought against any of said indemnified parties, Subtenant covenants, if requested by Sublandlord, to defend such proceeding at its sole cost and expense by legal counsel reasonably satisfactory to Sublandlord.

(c)  Sublandlord agrees to indemnify, defend and hold harmless Subtenant and its beneficiaries, and each of their respective officers, directors, partners, agents and employees, from and against any and all claims, demands, costs and expenses of every kind and nature, including attorneys’ fees and litigation expenses, arising from Sublandlord’s prior occupancy of the Premises or from any breach or default on the part of Sublandlord in the performance of any agreement or covenant of Sublandlord to be performed or performed under this Sublease or pursuant to the terms of this Sublease, or from any act or neglect of Sublandlord or its agents,

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

officers, employees, guests, servants, invitees or customers in or about the Premises.  In case any such proceeding is brought against any of said indemnified parties, Sublandlord covenants, if requested by Subtenant, to defend such proceeding at its sole cost and expense by legal counsel reasonably satisfactory to Subtenant.

23.          WAIVER OF SUBROGATION:

Notwithstanding anything in this Sublease to the contrary, Sublandlord and Subtenant hereby release each other and their respective agents, employees, successors, assignees and sublessees from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured against, which is required to be insured against under the Master Lease or this Sublease, or which would normally be covered by “all risk” property insurance, without regard to the negligence or willful misconduct of the person or entity so released.  All of Sublandlord’s and Subtenant’s repair and indemnity obligations under this Sublease shall be subject to the waiver and release contained in this paragraph.  Each Party shall cause each insurance policy it obtains to provide that the insurer thereunder waives all recovery by way of subrogation as required herein in connection with any injury or damage covered by such policy.

24.          DEFAULT BY SUBTENANT:

Default by Subtenant shall be determined by Section 20.1 of the Master Lease (as incorporated into this Sublease), with references to “Landlord” in Section 20.1 to be references to Sublandlord, and the references to “Tenant” in Section 20.1 to be references to Subtenant.

If after receiving a notice of a defect Subtenant has failed to timely cure such defect, Subtenant shall be deemed to be in default hereunder, and Sublandlord may exercise, without limitation of any other rights and remedies available to it hereunder or at law or in equity, any and all rights and remedies of Landlord set forth in the Master Lease, as incorporated herein.

In the event Subtenant fails or refuses to make any payment or perform any covenant or agreement to be performed hereunder by Subtenant, Sublandlord may make such payment or

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

undertake to perform such covenant or agreement (but shall not have any obligation to Subtenant to do so).  In such event, amounts so paid and amounts expended in undertaking such performance, together with all costs, expenses and attorneys’ fees incurred by Sublandlord in connection therewith, shall be additional rent hereunder.

25.          DEFAULT BY MASTER LANDLORD:  Default by Master Landlord shall be determined by Section 20.4 of the Master Lease (as incorporated into this Sublease), with the references to “Landlord” in Section 20.4 to be references to Master Landlord, and references to “Tenant” in Section 20.4 to be references to Subtenant.

26.          BROKERAGE FEE:  NAI BT Commercial represents the Subtenant and GVA Kidder Matthews represents the Sublandlord in this transaction.  Upon completion of a transaction between both parties, Sublandlord shall pay NAI BT Commercial a full-market leasing commission based on a separate written agreement.  Except as set forth herein, each party hereby represents and warrants to the other that it has had no dealings with any real estate broker or agent in connection with this Sublease, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Sublease.  Each party agrees to protect, defend, indemnify and hold the other harmless from and against any and all claims inconsistent with the foregoing representations and warranties for any brokerage, finder’s or similar fee or commission in connection with this Sublease, if such claims are based on or relate to any act of the indemnifying party which is contrary to the foregoing representations and warranties.

27.          SEVERABILITY:  If any part or parts of this Sublease shall be held unenforceable for any reason, the remainder of this Sublease shall continue in full force and effect. If any provision of this Sublease is deemed invalid or unenforceable by any court of competent jurisdiction, and if limiting such provision would make the provision valid, then such provision shall be deemed to be construed as so limited.

28.          BINDING EFFECT:  The covenants and conditions contained in the Sublease shall apply to and bind the Parties and the heirs, legal representatives, successors and permitted assigns of the Parties.

29.          ENTIRE AGREEMENT:  This Sublease, including the Exhibits, constitutes the entire agreement between the Parties and supersedes any prior understanding or representation of any kind preceding the date of this Sublease.  There are no other promises, conditions, understandings or other agreements, whether oral or written, relating to the subject matter of this Sublease.  This Sublease may be modified in writing and must be signed by both Parties.

30.          GOVERNING LAW:  This Sublease shall be governed by and construed in accordance with the laws of the State of California.

31.          NOTICE: Any notice required or otherwise given pursuant to this Sublease shall be in writing and mailed certified return receipt requested, postage prepaid, or delivered by overnight delivery service, if to Subtenant, at 341 Oyster Point Boulevard, South San Francisco, CA  94080, Attention:  Legal Department, and if to Sublandlord, to Oncology Therapeutics Network Joint Venture, L.P, Attn: General Counsel, 395 Oyster Point Boulevard, South San Francisco, CA 94080. Either party may change such addresses from time to time by providing notice as set forth above.

32.          WAIVER; AMENDMENT:  The failure of either Party to enforce any provisions of this Sublease shall not be deemed a waiver or limitation of that Party’s right to subsequently enforce and compel strict compliance with every provision of this Sublease. The acceptance of rent by

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Sublandlord or Master Landlord does not waive Sublandlord’s right to enforce any provisions of this Sublease.

This Sublease may not be amended or terminated, in whole or in part, nor may any of the provisions be waived, except by a written instrument executed by the Party against whom enforcement of such amendment, termination or waiver is sought and unless the same is permitted under the terms and provisions of the Master Lease Agreement.

33.          LEGAL FEES:  In the event of any legal action by the Parties arising out of this Sublease, the losing Party shall pay the prevailing Party reasonable attorneys’ fees and costs in addition to all other relief.

34.          AUTHORITY:  Sublandlord and Subtenant each hereby represents and warrants that it has full right, power and authority to enter into this Sublease and that the person executing this Sublease on behalf of Sublandlord and Subtenant, respectively, is duly authorized to do so.

35.          FACSIMILE SIGNATURES:  The Parties agree that signatures on this Sublease which are transmitted by facsimile shall be binding on the Parties. Within ten (10) days after delivery of signatures by facsimile, the Parties shall deliver originals of their respective signatures to each other pursuant to the procedures for notices set forth in Section 30 of this Sublease.

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused this Sublease to be executed the day and year first above written.

SUBLANDLORD:	SUBTENANT:
Oncology Therapeutics	SUNESIS PHARMACEUTICALS, INC.
Network Joint Venture, L.P.,	a Delaware corporation
a Delaware limited partnership

/s/ CHUCK SLOAN	/s/ ERIC BJERKHOLT

Chuck Sloan	Eric Bjerkholt
(Name)	(Name)

VP, Operations	Sr. VP, CFO
(Position)	(Position)

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A

MASTER LEASE AGREEMENTS

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit A — Master Lease Agreement

O Y S T E R   P O I N T   M A R I N A   P L A Z A

Office Lease

of

SUITES [*] & 400

to

a Delaware limited partnership

395 Oyster Point Boulevard

South San Francisco, CA  94080

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

O Y S T E R   P O I N T   M A R I N A   P L A Z A

Office Lease

THIS OFFICE LEASE (the “Lease”) is entered into as of June 1, 2003, by and between KASHIWA FUDOSAN AMERICA, INC., a California corporation (“Landlord”) and ONCOLOGY THERAPEUTICS NETWORK JOINT VENTURE, L.P., a Delaware limited partnership (“Tenant”).

1       BASIC LEASE TERMS

1.1            LEASE OF PREMISES.  Landlord leases to Tenant, and Tenant rents and hires from Landlord, the premises described in § 1.4 below, in the building known by the street address 395 Oyster Point Boulevard (the “Building”) in the City of South San Francisco, County of San Mateo, State of California, on the property described in § 1.7 below, in the business park commonly known as Oyster Point Marina Plaza (the “Complex”), for the term stated in § 1.5 below, for the rents hereinafter reserved, and upon and subject to the terms, conditions (including limitations, restrictions, and reservations), and covenants hereinafter provided.  The Building and the Complex are more particularly described and depicted in Exhibit A which is attached hereto.  Each party hereby expressly covenants and agrees to observe and perform all of the conditions and covenants herein contained on its part to be observed and performed.

1.2            Existing Tenancy Acknowledged and Amended.  Landlord and Tenant acknowledge that Tenant currently occupies approximately [*] rentable square feet of space on the fourth (4th) floor of the Building and approximately              rentable square feet of space on the [*] floor of the Building (collectively the “Existing Premises”) under the terms of that certain lease dated as of May 2, 1996, between Landlord and Tenant (the “Existing Lease”) as the same has been heretofore modified and amended.  In the absence of the parties’ execution and delivery of this Lease, the Existing Lease would have expired on its terms on March 31, 2005.  Notwithstanding anything to the contrary in the Existing Lease, Landlord and Tenant agree that the terms, conditions, and covenants of this Lease shall supersede those of the Existing Lease for all purposes from and after the Commencement Date hereof, that the Existing Lease shall terminate for all purposes on the Commencement Date of this Lease with the same effect as if the Term of the Existing Lease had expired on the Commencement Date hereof, and that Tenant’s occupancy of the Premises shall be governed solely by the terms, covenants, and conditions of this Lease from and after the Commencement Date.  The Existing Lease is hereby amended to reflect the provisions of this § 1.2 et seq.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.2.1  Translation of Premises.  Subject to the terms and conditions of the Work Letter Agreement attached hereto as Exhibit F, Tenant shall have the right during the performance of Landlord’s Work in Suite 500 to install Tenant’s telephone and data lines in Suite 500 as soon as the walls are roughed out in anticipation of Tenant’s move into Suite 500 on or after the Commencement Date.  Tenant agrees to vacate the Existing Premises and to complete its move into Suite 500 on or before the date which is one (1) month (including four (4) weekends) after the Commencement Date (as defined in § 1.5 below) of this Lease (the “Existing Premises Termination Date”).

1.2.2  Existing Lease Base Rent Abatement.  Notwithstanding anything to the contrary in the Existing Lease, commencing with retroactive effect on April 1, 2003, and continuing through and including the Commencement Date of this Lease (the “Existing Lease Abatement Period”), Tenant’s Monthly Installment of Base Rent with respect to the Existing Premises under the Existing Lease shall be reduced from its current level to Eight-Four Thousand Four Hundred Thirty-Five Dollars and Seventy-Five Cents ($84,435.75) per month, prorated as appropriate; provided that, if Tenant shall not have executed and delivered this Lease to Landlord on or before the close of business on August 9, 2003, the commencement of the Existing Lease Abatement Period shall be delayed by one (1) day for each day of the interval between August 9, 2003, and the date upon which Tenant shall actually execute and deliver this Lease to Landlord.  For example, if Tenant executes and delivers this Lease to Landlord on August 19, 2003, the Base Rent for the period August 9, 2003, through August 19, 2003, will be $52,883.30 ($158,650/30 days x 10 days) rather than $28,145.25 ($84,435.75/30 days x 10 days).  If Tenant shall materially default under the Existing Lease at any time prior to its termination as provided in § 1.2 above and fail to cure within the time permitted for cure thereunder, while the Existing Lease Abatement Period is still in effect, the Existing Lease Abatement Period shall thereupon terminate, all amounts theretofore abated shall become immediately due and payable to Landlord, and Tenant shall commence paying the Base Rent under the Existing Lease as specified thereunder.  In addition, if Tenant shall default under this Lease at any time and fail to cure within the time permitted for cure hereunder, Tenant shall upon demand pay Landlord the amount of Existing Lease Base Rent theretofore abated under the Existing Lease as amended pursuant to the terms of this § 1.2.2 during the Existing Lease Abatement Period, multiplied by a fraction, the numerator of which is the number of months then remaining in the initial Term of this Lease at the time of the default, and the denominator of which is the total number of months in the initial Term of this Lease (without limiting Landlord’s other remedies).

1.3            SUMMARY TABLE.  The parties agree that the following table (the “Table”) sets forth in summary form the basic terms of this Lease, including the specific space comprising the Premises and, with respect to such space, the Term of the Lease, the usable and rentable square footage, the Base Rent, Base Year, and Tenant’s Share, as all of such terms are defined below:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PERIOD	SUITE NO.	RSF	MONTHLY BASE RENT	T’S SHARE BLDG	T’S SHARE COMPLEX	BASE YEAR
Commencement Date to January 31, 2005
Suite 400 Commencement Date to January 31, 2005	400	8,448	$14,784.00	3.630%	1.819%	2004
February 1, 2005 to January 31, 2006	400	8,448	$15,206.40	3.630%	1.819%	2004
February 1, 2006 to January 31, 2007	400	8,448	$15,628.80	3.630%	1.819%	2004
February 1, 2007 to January 31, 2008	400	8,448	$16,051.20	3.630%	1.819%	2004
February 1, 2008 to January 31, 2009	400	8,448	$16,473.60	3.630%	1.819%	2004
February 1, 2009 to January 31, 2010	400	8,448	$16,896.00	3.630%	1.819%	2004
February 1, 2010 to January 31, 2011	400	8,448	$17,318.40	3.630%	1.819%	2004
February 1, 2011 to January 31, 2012	400	8,448	$17,740.80	3.630%	1.819%	2004
February 1, 2012 to January 31, 2013	400	8,448	$18,163.20	3.630%	1.819%	2004
February 1, 2013 to January 31, 2014	400	8,448	$18,585.60	3.630%	1.819%	2004
TOTALS:

In the event of any conflict between the terms contained in the Table and the terms contained in subsequent sections of the Lease, the terms of the Table shall control, except that any dates stated in the Table are subject to adjustment as appropriate to the extent any other provisions of the Lease provide for adjustments to the Commencement Date and/or the Expiration Date and subject to the rental abatement provided in § 1.6.3 below.

1.4            PREMISES.  The premises leased to Tenant (the “Premises”) are (i) the entire [*] floor and (ii) a portion of the fourth (4th) floor of the Building and are commonly known as Suites [*] and 400, as shown on the floor plans annexed hereto as Exhibit B.  The Premises also include all fixtures and equipment which are attached thereto, except items not deemed to be included therein and which are removable by Tenant as provided in Article 10 below.  Landlord and Tenant agree that the usable and rentable area of the Premises, and the respective rentable areas of the Property (as defined in § 1.7 below) and Complex, for all purposes under this Lease, are as follows and as specified in the Table:

Property’s Rentable Area:

Complex’s Rentable Area:

Tenant acknowledges that it has caused its architect to verify the numbers stated in the Table and herein relating to the measurements of such spaces prior to the Commencement Date of this Lease or has had an opportunity to do so.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.4.1  Expansion Rights.  In consideration for Tenant’s execution and delivery of this Lease, provided no material Event of Default remains outstanding and uncured beyond all applicable notice and cure periods on the date Tenant exercises its rights under this § 1.4.1 et seq., Landlord hereby grants to Tenant the following rights of first refusal with respect to the following spaces (collectively the “RFR Space”):

(i)            a first right of refusal for any space on Floors 4 and     in the Building for a period of five years from August 1, 2005, through July 31, 2010 (the “4th-[*] RFR Space”), subject to (a) the right of any existing tenant to exercise any option in effect prior to the Commencement Date and (b) the right of Landlord to negotiate a lease renewal with any existing tenant.  Tenant acknowledges that Coremark International currently leases approximately [*] rentable square feet of space on the fourth floor under a lease expiring on June 30, 2007, and containing a five-year renewal option; and

(ii)   a first right of refusal for the following spaces (the “Specific RFR Spaces”) in the Building for a period of four years from August 1, 2005, through July 31, 2009:

•                  Suite [*] currently occupied by [*] under a lease expiring on October 31, 2003;

•                  Suite [*] currently occupied by Tenant;

•                  Suite [*] currently occupied by the [*] with a lease expiration date of April 30, 2007, with a five-year lease extension option;

•                  Suite [*] currently occupied by the [*] with a lease expiration date of April 30, 2007, with a five-year lease extension option;

•                  Suite [*] currently vacant but adjacent to Suite 225.

(a)                 Notice of Bona Fide Offer.   Landlord shall notify Tenant regarding the availability of the RFR Space prior to putting the RFR Space on the market for lease.  In addition, if at any time during the periods specified in § 1.4.1 above Landlord receives a bona fide offer, agreement, or proposal (“Lease Proposal”) which is acceptable to Landlord from any third party to lease any portion of the RFR Space; or if Landlord makes a bona fide offer, agreement, or proposal to a third party which the third party is willing to accept, Landlord shall send Tenant a summary (the “RFR Summary”) of the economic terms and conditions of the Lease Proposal, including a description of the subject space, proposed term, and basic business terms and shall notify Tenant of Landlord’s intention to conclude a lease on the terms of the Lease Proposal.  Tenant shall have the right for a period of five (5) full working days (concluding on 5:00 p.m.) following Tenant’s receipt of the RFR Summary in which to exercise its right to lease the space described in the RFR Summary (the “RFR Space”) on the terms and conditions set forth in this § 1.4.1 et seq. by giving Landlord written notice of such exercise.  If Tenant fails to notify Landlord of the exercise of its rights hereunder within such five-business-day period, Landlord may then lease the RFR Space to the third party tenant named as the tenant in the RFR Summary or an affiliate of such third party tenant, provided that the lease entered into pursuant to the Lease Proposal is (i) on the same terms and conditions as set forth in the RFR Summary or (ii) on substantially the same terms and conditions as set forth in the RFR Summary and Landlord is not required to re-offer such First Refusal Space to Tenant pursuant to § 1.4.1(d) below.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)                 Commencement and Duration.  If Tenant exercises its right of first refusal, Landlord shall make the RFR Space available for purposes of construction of improvements within ninety (90) days following Tenant’s exercise of this right of first refusal (the “RFR Space Delivery Date”); the lease for the RFR Space shall commence as provided herein and shall continue for the duration of the Term of the Lease and expire coterminously therewith.  The RFR Space shall be provided “as is” for purposes of construction, with all existing tenant improvements in place.  The parties agree that Landlord shall improve the RFR Space within ninety (90) days of the RFR Space Delivery Date, whether or not the RFR Space has been previously improved, in accordance with the terms of the Work Letter Agreement, with appropriate changes being made only to the Plans and Specifications, Construction Schedule and the amount of the Improvement Allowance, which amount shall be determined as provided below.  Tenant shall deliver to Landlord for approval (which shall not to be unreasonably withheld, conditioned, or delayed) Tenant’s proposed plans and specifications no later than ninety (90) days following Tenant’s exercise of this right of first refusal.  Landlord shall, following selection of a contractor mutually agreed upon by Landlord and Tenant (“Contractor”) and approval of construction costs by Tenant, construct within the RFR Space the improvements specified in the final approved plans and specifications for such construction.  The commencement date of the lease of such RFR Space (upon which Base Rent and Additional Rent shall begin to accrue, and Tenant’s Pro Rata Share shall be adjusted to take into account the RFR Space) shall be the earlier of (i) the date upon which Landlord’s construction of the improvements within the RFR Space satisfies the Delivery Requirements (hereinafter defined) with respect to the RFR Space or (ii) the date upon which Tenant occupies the RFR Space (or any portion thereof) and commences conducting Tenant’s business operations therein; provided, however, that in the event of any Tenant Delay (hereinafter defined), Tenant’s obligation to pay Base Rent and Additional Rent with regard to such RFR Space shall be advanced by one (1) day for each such day substantial completion of such improvements was delayed by a Tenant Delay.  Following Landlord’s delivery of the RFR Space in compliance with all Delivery Requirements, the RFR Space shall be deemed to be a part of the Premises and shall be leased by Tenant upon and subject to all of the terms, covenants, and conditions of this Lease.

(c)                  Terms and Conditions.  If Tenant exercises its right of first refusal as to the RFR Space, all terms and conditions for the lease of any such space shall be the same as those then in effect under the Lease, except for the rental, tenant inducements, rent abatements, and improvement allowances (“Third-Party Economics”).  Tenant shall have the right to a lease of the RFR Space upon such Third-Party Economics as were contained in the Lease Proposal in the same proportion as the number of months remaining in the Term (including the term of any extension option then having been exercised) bears to the number of months in the lease term contained in the RFR Summary.

(d)                 Continuing Right, Re-Offer, and Priority.  If Tenant shall not timely exercise the right of first refusal contained herein upon notification by Landlord, Tenant shall again have the same rights as to such space each time Landlord receives or makes a bona fide offer, from or to a third party, which both Landlord and the third party are willing to accept, to lease such space, whether or not Tenant has previously exercised or refused to exercise the rights herein contained with respect to such space or other space.  If Tenant rejects or is deemed to have rejected a bona fide offer of which Tenant is notified, and if (i) such third-party bona fide offer is not consummated within five (5) months; (ii) the effective rental rate to be paid pursuant to the bona fide offer changes in any respect so as to become more than five percent (5%) more favorable to the prospective tenant; (iii) there is any change in the term, expansion rights, extension rights, or renewal rights proposed in the Lease Proposal; or (iv) there is any other material change in the nonmonetary terms of the bona fide offer, then the RFR Space shall again become subject to the terms of this § 1.4.1 et seq. and shall again be offered to Tenant as provided above.  As used in the previous sentence, the term effective rental rate

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

means an amount determined by taking the total base rental and deducting all abatements, allowances, cost of non-monetary tenant inducements (e.g., health club memberships, etc.), tenant improvement costs in excess of Building-standard, and any other monetary inducements.  Landlord represents and warrants that the rights of first refusal granted to Tenant herein are and shall be paramount in interest to the rights of Landlord to use the First Refusal Space for its own purposes and that no other tenant of the Building has a right of first refusal or other expansion right prior to or superior to the rights granted to Tenant herein.  The foregoing right of first refusal shall be subject to the existing tenants’ or occupants’ of the First Refusal Space renewing their existing leases pursuant to options to extend or renew which are in existence in their written lease agreements as of the date of this Lease.

(e)                  Confirmatory Documentation.  After Tenant validly exercises the right of first refusal provided herein, the parties shall execute an amendment to the Lease adding the First Refusal Space, or such other documentation as Landlord shall reasonably require, promptly after Landlord shall prepare the same, in order to confirm the leasing of such First Refusal Space to Tenant; but an otherwise valid exercise of the rights of first refusal contained herein shall be fully effective, whether or not such confirmatory documentation is executed.

(f)                   Failure to Exercise.  If Tenant shall fail to exercise its right of first refusal after notice by Landlord of the receipt of a bona fide third-party offer to lease the RFR Space within the time specified herein, such right shall be deemed to have lapsed and expired with respect to that particular RFR Summary, and Landlord may, for a period of five (5) months, enter into a lease pursuant to the terms of the RFR Summary with the prospective tenant named therein.

(g)                 Default and Termination.  Tenant’s exercise of such right of first refusal hereunder shall not operate to cure any default by Tenant of any of the terms or provisions in the Lease, nor to extinguish or impair any rights or remedies of Landlord arising by virtue of such default.  The exercises of the right of first refusal herein shall, at Landlord’s election, be null and void if Tenant has committed a material Event of Default which remains outstanding and uncured beyond all applicable notice and cure periods on the date Tenant exercises its rights hereunder.  Tenant agrees that time is of the essence of rights of first refusal specified herein.

(h)                 Effect of Transfer.  If Tenant subleases or assigns any portion of the Premises at any time during the Term of this Lease except for a Transfer pursuant to § 17.12 below, the rights of first refusal hereunder with respect to the Specific RFR Spaces shall be suspended with immediate effect until such time as Tenant reoccupied the entirety of the Premises.

1.4.2 Generator License.  Landlord hereby grants to Tenant, for the Term of the Lease and any extension thereof, the right to maintain, and operate an above-ground, emergency, diesel-powered electrical generator (the “Generator”) and an associated above ground diesel storage tank (the “Tank”) on the terms and conditions specified herein.  Landlord and Tenant acknowledge that the Generator was installed by Tenant prior to the Commencement Date of this Lease pursuant to the terms of the Fourth Amendment, dated as of July 5, 2001, to the Existing Lease.

(a)                 Scope of Right.  Tenant’s right hereunder to maintain and operate the Generator and Tank is granted solely for the purpose of providing emergency electrical supply to the Premises, limited to the duration of any failure in the electrical power supplied to the Building and for routine testing, and for no other purpose.  Tenant shall not permit the Generator and Tank to be utilized, directly or indirectly, by any person or entity other than Tenant and its agents.

(b)                 Term of License.  The term of the right granted hereunder to maintain and operate the Generator shall be coëxtensive with the Term of the Lease.  Tenant may terminate the right

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

conferred hereunder at any time upon not less than thirty (30) days’ written notice to Landlord, provided that upon any such termination Tenant shall have no further right thereafter to operate the Generator or utilize the Generator Area, and Tenant shall upon such termination comply with the provisions of § 1.4.2(h) below.

(c)                  Location of Generator and Tank.  The Generator and Tank shall occupy an area measuring approximately twelve (12) feet by seventeen (17) feet (the “Generator Area”) in the parking area of the Building where the Generator Area was located on the Commencement Date of this Lease.  The Generator Area shall be deemed a part of the Premises so long as the right to operate the Generator granted herein remains in effect, and its use and operation shall be subject to all the terms and conditions applicable to Tenant’s use of the Premises under the Lease, except to extent specified to the contrary herein.

(d)                 Enclosure and Concealment.  The Generator Area shall be entirely surrounded by a wall, tall enough to conceal the Generator and Tank from view, constructed of either cinder block or poured-in-place concrete, similar in appearance to the exterior of the Building.  In addition, so long as the operation of the Generator is not adversely affected thereby, Tenant shall place a raised wooden trellis, in appearance reasonably satisfactory to Landlord, over the Generator Area so as to conceal the Generator and Tank from the view of occupants of the Building looking down on the Generator Area from above.

(e)                  Landscaping.  Tenant agrees to install (a) a planter on the south side of the Generator Area which is designed to match the existing planter on the north side of the Generator Area and (b) a planter or planter strip approximately eighteen inches (18”) wide across the front of the Generator area.  All planters will be planted with agapanthus as a foundation planting and a climbing vine of a variety appropriate for this application, as reasonably directed by Landlord, for the enclosure itself.

(f)                   Cost of Operation.  Tenant shall bear all costs associated with the construction, installation, maintenance, repair, and operation of the Generator and Tank and associated systems, and Landlord shall have no obligation under any circumstances to pay any costs in connection with such activities.

(g)                 Electrical Connection and Consumption.  Except as may be necessary to repair or replace the electrical conduit running between the Generator and the Premises, no trenching or boring of the parking area of any other area of the Property shall be permitted.  Tenant shall bear all costs, as reasonably estimated by Landlord, for electricity consumed in the lighting and maintenance of the Generator and Generator Area; provided that Tenant shall have the right to install an electrical submeter at its own expense at the Generator, in which case Tenant’s obligation to reimburse Landlord for the cost of electricity consumed at the Generator Area shall be based upon Tenant’s actual consumption as shown on such submeter.  Notwithstanding any other provision of the Lease to the contrary, except to the extent caused by Landlord’s negligence or intentional acts, Tenant shall be fully liable for all costs incurred in connection with damage to the Building or the Building’s electrical system by virtue of Tenant’s operation of the Generator, and Tenant agrees to take all appropriate precautions, as directed by a licensed electrician approved by Landlord, to prevent any such damage.  Tenant agrees to pay to Landlord promptly upon invoicing the costs of repairing any such damage.

(h)                 Removal and Restoration.  If directed by Landlord by written notice given at least twelve (12) months prior to the Expiration Date as the same may be extended hereunder, Tenant shall remove the Generator, Tank, Generator Area, and all associated structures and systems upon

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the expiration or earlier termination of the Lease and shall restore the Generator Area to its prior condition before installation of the Generator under the Fourth Amendment to the Existing Lease; provided that Landlord may give contemporaneous notice in the event the Lease terminates prior to the Expiration Date as the same may be extended hereunder.

(i)                    Insurance and Indemnification.  Tenant agrees to cover the location, maintenance, and operation of the Generator and Tank under Tenant’s CGL insurance coverages under the Lease.  Notwithstanding anything to the contrary in the Lease, Tenant shall indemnify, defend, protect, and hold Landlord harmless from and against (a) any and all Claims relating to injury or damage occurring in, on, or about any of the Common Areas, the Property, or the Complex, when such injury or damage is caused in whole or in part by Tenant’s installation, maintenance, or operation of the Generator or Tank and (b) all costs, attorneys’ fees, expenses, and liabilities incurred in connection with any such Claim or any action or proceeding brought thereon, except to the extent any claim is due to the negligence or intentional acts of Landlord.  In case any action or proceeding be brought against Landlord by reason of any such Claim, Tenant, upon notice from Landlord, shall defend the same at Tenant’s expense by counsel reasonably satisfactory to Landlord.

(j)                    Hazardous Waste.  All the terms and provisions of the Lease regarding hazardous waste and hazardous materials shall apply to Tenant’s use of the Generator and Generator Area hereunder.

(k)                 Condition of Generator Area and Surrounding Area.  Tenant shall keep the Generator Area and any items as Tenant may have at the Generator Area in a neat and clean condition.  No boxes, back-up stock, vent pipes or personal items shall be visible at any time.  Tenant shall keep the area around the Generator Area free of any refuse or other items originating from the Generator Area or arising out of Tenant’s activities thereat.  Without limitation, Tenant shall not allow any substance on the floor area at or around the Generator Area which may cause the floor to be slippery or otherwise hazardous to persons walking on the floor.  Tenant shall promptly repair any damage to the Generator Area or the surrounding area caused by Tenant or arising out of Tenant’s activities.

(l)                    Work at Generator Area.  Except for any work under subsection (e) above, any type of work Tenant shall wish to perform at the Generator Area, including any type of construction work or painting, shall be subject to Landlord’s advance approval and shall be performed only at such times as agreed upon by Landlord.  No such work shall be performed during business hours (as defined in § 8.1.1 below), unless otherwise approved by Landlord.

(m)             Noises, Odors and Other Matters.  Other than as may be due to normal operation and maintenance of the Generator, Tenant shall not permit any noises, music, odors, or other matters to occur at or about the Generator Area so as to unreasonably interfere with other Building occupants’ use and enjoyment of their respective premises.

1.4.3  Roof and Antenna License.  Tenant shall have the right during the Term of this Lease, subject to Landlord’s reasonable approval, to place up to a maximum of three (3) antennae on the roof of the Building for Tenant’s own communications purposes.  Any such antennae shall not exceed eighteen inches (18”) in height or diameter.  Tenant agrees to execute a separate roof license agreement substantially on Landlord’s Building-standard form in connection with any such utilization of the Building roof space for placement of communications antennae.  In addition, Landlord hereby grants Tenant a license for roof access for the purpose of maintaining its roof antennae and for maintaining Tenant’s Supplemental HVAC System, as required under § 8.1 below.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.5       TERM.  The term (the “Term”) for which the Premises are hereby leased shall commence on the “Commencement Date,” which shall be the earlier to occur of (i) the day on which Suite         is ready for occupancy (as defined in Article 3) or (ii) the day on which Tenant or anyone claiming under or through Tenant first occupies Suite       for business, and shall end at noon on the “Expiration Date,” which shall be the last day of the calendar month in which occurs the day preceding the tenth (10th) anniversary of the Commencement Date (notwithstanding anything to the contrary in the Table) or any earlier date upon which the Term may expire or be cancelled or terminated pursuant to any of the conditions or covenants of this Lease or pursuant to law.  Promptly following the Commencement Date the parties hereto shall, if required by Landlord, enter into a supplementary agreement fixing the dates of the Commencement Date and the Expiration Date in the form which is attached hereto as Exhibit E and incorporated herein by reference.  The Term with respect to Suite 400 only shall commence shall on the earlier to occur of (i) the day on which Suite 400 is ready for occupancy (as defined in Article 3) or (ii) the day on which Tenant or anyone claiming under or through Tenant first occupies Suite 400 for business (the “Suite 400 Commencement Date”).

1.5.1       Extension Option.  Tenant is hereby granted one (1) option to extend (the “Extension Option”) the Term of the Lease for an additional period of five (5) consecutive Lease Years (the “Extension Period”).  The Extension Period term shall begin the first day following the Expiration Date of the Lease and shall take effect on the same terms and conditions in effect under the Lease immediately prior to the Extension Period, except that (i) Tenant shall have no further right to extend and (ii) monthly Base Rent shall be the rate which is ninety-eight percent (98%) of Fair Market Value (as defined below).  The Fair Market Value shall be the effective rent (face rate less free rent) being charged for comparable space in comparable buildings in the vicinity of the Complex leased on comparable terms, including annual escalations and such other terms.

(a)        Exercise of Option.  The Extension Option may be exercised only by (i) delivering written notice of Tenant’s irrevocable election to exercise to Landlord in accordance with Article 23 below no earlier than January 1, 2013, and no later than April 1, 2013.  Tenant’s exercise of its Extension Option shall not be effective or valid if there is any deviation in the timing or manner of exercise prescribed herein.

(b)        Failure to Exercise.  If Tenant shall fail validly and timely to exercise the option herein granted, the Extension Option shall terminate and shall be null and void and of no further force and effect.

(c)         Fair Market Value.  Provided that Tenant has validly exercised its option when and as required hereunder, Landlord shall, on or before May 1, 2013, provide written notice to Tenant of its determination of the Fair Market Value.  Within ten (10) days after receiving such determination (and in no event later than June 1, 2013) (“Tenant’s Review Period”), Tenant shall irrevocably elect, in writing, to do one of the following: (i) accept Landlord’s determination; or (ii) object to Landlord’s determination and with such objection set forth in writing Tenant’s determination of the Fair Market Value.  If Tenant so objects, Landlord and Tenant shall attempt in good faith to agree upon such Fair Market Value using their best good-faith efforts.  If Landlord and Tenant fail to reach agreement within fifteen (15) days following Tenant’s Review Period (the “Outside Agreement Date”), then Landlord and Tenant shall submit each party’s determination to arbitration in accordance with the then-current rules and procedures of the American Arbitration Association.  If Tenant objects to Landlord’s determination of Fair Market Value, Tenant shall continue to pay Base Rent as set forth in § 1.3 until the matter is resolved by binding arbitration as provided below, subject to retroactive adjustment after the matter is so resolved.  If Tenant fails so to accept or object to Landlord’s

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

determination of Fair Market Value in writing within Tenant’s Review Period, Tenant shall conclusively be deemed to have approved of the Fair Market Value as determined by Landlord.

(d)        Appointment of Arbitrators.  Not later than fifteen (15) days following the Outside Agreement Date, Landlord and Tenant shall each appoint one arbitrator who shall by profession be a real estate broker who shall have been active over at least the ten-year period ending on the date of such appointment in the leasing of commercial properties within northern San Mateo County.  The determination of the arbitrators shall be limited solely to the issue of whether Landlord’s or Tenant’s submitted Fair Market Value for the Premises is the more accurate as determined by the arbitrators, taking into account the requirements of this § 1.5.1 et seq.

(e)         Appointment of Third Arbitrator.  The two (2) arbitrators so appointed shall within fifteen (15) days of the date of the appointment of the last-appointed arbitrator agree upon and appoint a third arbitrator, who shall be qualified under the same criteria as set forth hereinabove for qualification of the initial two arbitrators.

(f)          Arbitrators’ Decision.  The three (3) arbitrators shall, within thirty (30) days of the appointment of the third arbitrator, reach a decision as to whether the parties shall use Landlord’s or Tenant’s submitted Fair Market Value, and shall notify Landlord and Tenant thereof.  The decision of the majority of the three (3) arbitrators shall be binding upon Landlord and Tenant.  The arbitrators shall not be permitted to set Fair Market Value to any level other than either Landlord’s or Tenant’s submitted Fair Market Value.

(g)        Failure to Appoint.  If either Landlord or Tenant fails to appoint an arbitrator within fifteen (15) days after the Outside Agreement Date, the arbitrator timely appointed by one of the parties shall reach a decision, notify Landlord and Tenant thereof, and such arbitrator’s decision shall be binding upon Landlord and Tenant.  If the two (2) arbitrators fail to agree upon and appoint a third arbitrator, both arbitrators shall be dismissed and the matter to be decided shall be forthwith submitted to arbitration under the Commercial Arbitration Rules of the American Arbitration Association then in effect, but subject to the instructions set forth in this § 1.5.1 et seq..

(h)        Cost of Arbitration.  The cost of arbitration shall be paid by Landlord and Tenant equally.

(i)           Default.  Tenant’s exercise of the Extension Option shall, at Landlord’s election, be null and void if Tenant is in material default of its obligations under this Lease beyond all applicable notice and cure periods on the date of exercise or at any time thereafter and prior to commencement of the Extension Period.  Tenant’s exercise of the Extension Option shall not operate to cure any Default by Tenant nor to extinguish or impair any rights or remedies of Landlord arising by virtue of such Default.  If the Lease or Tenant’s right to possession of the Premises shall terminate before Tenant shall have exercised the Extension Option, then immediately upon such termination the Extension Option shall simultaneously terminate and become null and void.

(j)           Time.  Time is of the essence of this Extension Option.

1.5.2       Suite 400 Termination Right.  Notwithstanding anything to the contrary herein, Tenant shall have the right to terminate the Lease with respect to Suite 400 only effective on either September 30, 2008, or September 30, 2010, upon written notice given to Landlord not less than six (6) months and not more than nine (9) months prior to either such termination date that may be selected by Tenant.  If Tenant exercises such termination right, Tenant shall pay to Landlord a termination fee on the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

termination date of either Ninety-Six Thousand Three Hundred Seven Dollars and Twenty Cents ($96,307.20), if Tenant exercises its right to terminate the Lease with respect to Suite 400 on September 30, 2008, or Sixty-Nine Thousand Two Hundred Seventy-Three Dollars and Sixty Cents ($69,273.60), if Tenant exercises its right to terminate the Lease with respect to Suite 400 on September 30, 2010.

1.6       RENT.  The “Rent” reserved under this Lease, for the Term thereof, shall consist of the following:

(a)                 “Base Rent” of as set forth in the Table in § 1.3 for the various spaces and periods described therein per month, which shall be payable in advance on the first day of each and every calendar month during the Term of this Lease; and

(b)                 “Additional Rent” consisting of any and all other sums of money as shall become payable by Tenant to Landlord hereunder; and Landlord shall have the same remedies for default in the payment of Additional Rent as for a default in payment of Base Rent.

1.6.1       Payment of Rent.  Tenant shall pay the Base Rent and Additional Rent promptly when due, without demand therefor and without any abatement, deduction, or setoff whatsoever, except as may be expressly provided in this Lease.  Tenant shall pay the Rent to Landlord, in lawful money of the United States of America, at Landlord’s office at the Complex or at such other place, or to such agent and at such place, as Landlord may designate by notice to Tenant.  If the Commencement Date or Expiration Date occurs on a day other than the first or last day of a calendar month respectively, the Base Rent for such calendar month shall be prorated based on a 30-day month, and the balance of the first or last month’s Base Rent theretofore paid shall be credited against the next monthly installment of Base Rent or refunded to Tenant within thirty (30) days following the Expiration Date.

1.6.2       Interest and Late Charges.  Tenant acknowledges that the late payment of any monthly Rent will cause Landlord to lose the use of that money and incur costs and expenses not contemplated under this Lease, including administrative and collection costs and processing and account expenses, the exact amount of which it is difficult to ascertain.  Therefore, if any such installment is not received by Landlord within five (5) days from the date it is due, Tenant shall pay Landlord a late charge equal to five percent (5%) of such installment.  Landlord and Tenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Landlord for the loss suffered from such nonpayment by Tenant.  In addition, any check returned by the bank for any reason will be considered late and will be subject to all late charges plus an additional returned check fee of Twenty Dollars ($20.00).  After two such occasions upon which checks have been returned in any twelve-month period, Landlord will have the right to require payment by a cashier’s check or money order.  Acceptance of any late charge shall not constitute a waiver of Tenant’s default with respect to such nonpayment by Tenant nor prevent Landlord from exercising any other rights or remedies available to Landlord under this Lease or at law or in equity, unless the payment of such late charges is accompanied by all rentals then due and owning (notwithstanding anything to the contrary in § 20.2.1 below).

1.6.3       Suite 400 Base Rent Abatement.  Notwithstanding anything to the contrary in this § 1.6 or § 1.3 above, beginning with the Commencement Date for Suite [*] (targeted for February 1, 2004), Tenant’s Monthly Installment of Base Rent with respect to Suite 400 only shall be abated for a period of eighteen (18) months after the Existing Premises Termination Date (the “Abatement Period”).  If Tenant shall materially default under the Lease and fail to cure within the time permitted for cure thereunder, while the Abatement Period is still in effect, the Abatement Period shall thereupon

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

terminate, and Tenant shall commence paying the Base Rent under the Lease as specified in the Table.

1.7       PROPERTY.  For the purposes of this Lease, the “Property” shall mean the Building and any common or public areas or facilities, easements, corridors, lobbies, sidewalks, loading areas, driveways, landscaped areas, skywalk, parking garages and lots, and any and all other structures or facilities operated or maintained in connection with or for the benefit of the Building, and all parcels or tracts of land on which all or any portion of the Building or any of the other foregoing items are located, and any fixtures, machinery, equipment, apparatus, Systems and Equipment (as defined in § 1.7.5 below), furniture and other personal property located thereon or therein and used in connection therewith, whether title is held by Landlord or its affiliates.  The Property shall also be deemed to include such other of the Complex’s buildings or structures (and related facilities and parcels on which the same are located) as Landlord shall have incorporated by reference to the total square footage of the Building stated in § 1.4 above.

1.7.1       Common Areas.  Tenant and its agents, employees, and invitees shall have the non-exclusive right with others designated by Landlord to the free use of the common areas in the Property and the Complex for the common areas’ intended and normal purpose.  The term common areas shall include (without limitation) elevators, sidewalks, parking areas, driveways, hallways, stairways, public restrooms, common entrances, lobbies, and other similar public areas and access ways.

1.7.2       Athletic Facility.  Notwithstanding the foregoing, the common areas do not include the Building’s athletic facility (the “Athletic Facility”), which is an unsupervised and unattended weight and exercise room and shower facility.  Tenant acknowledges that Landlord presently makes available (but is not obligated under this Lease to make available) the Athletic Facility for the general use of all tenants and their officers and employees, subject to such rules and regulations as Landlord may impose from time to time in its sole and absolute discretion regarding the use thereof.  Tenant shall cause each of its officers and employees using the Athletic Facility to sign and deliver to Landlord an “Athletic Facility Use Agreement” substantially in the form attached hereto as Exhibit D.  Tenant understands and agrees that no individual shall be permitted use of or access to the Athletic Facility unless and until such individual shall have first signed and delivered the Athletic Facility Use Agreement to Landlord.  Landlord shall have the right to limit the use of the Athletic Facility in any manner it may reasonably deem necessary, or to discontinue the Athletic Facility altogether, at any time, in its sole and absolute discretion, and neither Tenant nor its officers or employees shall be entitled to any compensation, credit, allowance, or offset of expenses or Rent as a result of any such limitation or discontinuance, so long as at least one (1) similar athletic facility of no less than 3,000 square feet remains available for Tenant’s use in the Complex.  If Landlord elects to discontinue the Athletic Facility and does not provide a similar facility for Tenant’s use in the Complex as provided in the foregoing sentence, (i) Landlord shall give Tenant a credit of Two Thousand Five Hundred Dollars ($2,500.00) per month against the Base Rent due hereunder for so long as no such facility is available for Tenant’s use in the Complex and (ii) Landlord shall permit Tenant upon request (and subject to the provisions of Article 9) to construct a facility similar to the Athletic Facility in Tenant’s Premises, at Tenant’s sole cost and expense.

1.7.3       Reservation to Landlord.  Notwithstanding anything to the contrary herein, possession of areas necessary for utilities, services, safety, and operation of the Property, including the Systems and Equipment, telephone closets (whether located in the common areas or in the Premises), fire exits and stairways, perimeter walls, space between the finished ceiling of the Premises and the slab of the floor or roof of the Property thereabove, and the use thereof, together with the right to install, maintain, operate, repair, and replace any part of the Systems and Equipment in, through, under, or above the Premises in locations that will not materially interfere with Tenant’s use of the Premises,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

are hereby excepted from both the Premises and the common areas and are reserved by Landlord and not demised to Tenant.  Tenant’s access to the telephone closets on each floor and the Building’s main telephone room shall be subject to the Rules (as defined in § 13.1 below) and shall be permitted only with Landlord’s written consent and under the supervision of Landlord’s Building Engineer on each occasion that such access is sought.

1.7.4       Changes and Alterations of the Property.  Landlord reserves the right to and shall make repairs, alterations, additions, or improvements, structural or otherwise, in or to the Property or Complex as deemed or are necessary or desirable in Landlord’s reasonable discretion, so long as such repairs or alterations do not materially and unreasonably interfere with Tenant’s access to or beneficial use of the Premises for their intended purposes.  Notwithstanding anything to the contrary herein, Landlord agrees that it will not do or permit any core drilling in the Building without at least one (1) floor’s separation from any affected portion of the Premises at any time during the business week (i.e., Monday through Friday excluding Holidays) between the hours of 5:30 a.m. and 6:30 p.m.  Landlord reserves the right hereunder to do the following: (i) install, use, maintain, repair, and replace pipes, ducts, conduits, wires, and appurtenant meters and equipment for service to the various parts of the Property above the ceiling surfaces, below the floor surfaces, within the walls, and in the central core areas; (ii) to relocate any pipes, ducts, conduits, wires, and appurtenant meters and equipment which are located in the Premises or located elsewhere outside the Premises; (iii) expand the Building or the Complex; (iv) make changes to the Property or the Complex, including changes, expansions, and reductions in the location, size, shape, and number of driveways, entrances, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways, parking spaces, and parking areas; (v) close any of the common areas, so long as reasonable access to the Premises remains available; (vi) use the common areas while engaged in making additional improvements, repairs, or alterations to the Property, Complex, or any portion thereof; and (vii) do and perform such other acts and make such other changes in, to, or with respect to the Property, Complex, common areas, and Building as Landlord may deem appropriate.  The exercise of any of the foregoing rights shall not subject Landlord to claims for constructive eviction, abatement of Rent, damages, or other claims of any kind, except as otherwise expressly provided in this Lease.  If Landlord enters the Premises to exercise any of the foregoing rights, Landlord shall provide at least two (2) business days’ advance written notice to Tenant’s on-site manager, except (x) in cases of emergency and (y) for purposes of access to the Building roof for Landlord, its agents, and authorized licensees in cases where use of the stairs is either not possible or not reasonably practicable.

1.7.5       Systems and Equipment.  As used in this Lease, “Systems and Equipment” means collectively any existing plant, machinery, transformers, duct work, intrabuilding network cables and wires that transmit voice, data, and other telecommunications signals (“INC”), and other equipment, facilities, and systems designed to supply water, heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, communications, alarm, security, or fire/life/safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment for the Property.

2       USE

2.1       USE AND ENJOYMENT OF PREMISES.  Tenant shall use and occupy the Premises for executive and general offices and for no other purpose.  Notwithstanding anything contained herein to the contrary, Tenant may use portions of the Premises as shown on the approved Plans for the preparation and reheating of food and beverages, including the use of refrigerators, ice makers, coffee machines, hot

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

plates, microwave ovens, or similar heating devices (but not for the actual cooking of food) for service only to Tenant’s employees and business invitees.

2.1.1       Suitability.  Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Property, or the Complex, or with respect to the suitability of same for the conduct of Tenant’s business, except as expressly provided in this Lease.  Landlord makes no representation to Tenant regarding the installation, ownership, location, or suitability for Tenant’s purposes of the INC in the Building.

2.1.2       Insurance Rates.  Tenant shall not do or suffer anything to be done in or about the Premises, nor shall Tenant bring or allow anything to be brought into the Premises, which will in any way increase the rate of any fire insurance or other insurance upon the Property or its contents, cause a cancellation of said insurance, or otherwise affect said insurance in any manner.

2.1.3       Use to Comply with Laws.  Tenant shall use the Premises in conformity with all applicable Laws, as specified in Article 6 below.

2.1.4       Floor Loading.  Subject to and except as may be shown on Tenant’s Plans, Tenant shall not place or permit to be placed on any floor a load exceeding eighty (80) pounds per square foot or such lower floor load as such floor was designed to carry.

2.2       NUISANCE AND WASTE.  Tenant also shall not do or suffer anything to be done in or about the Premises which will in any way unreasonably obstruct or interfere with the rights of other tenants or occupants of the Property or injure said tenants or occupants, nor shall Tenant use or suffer the Premises to be used for any unlawful purposes.  In no event shall Tenant cause or permit any nuisance in or about the Premises, and no loudspeakers or similar devices shall be used without the prior written approval of Landlord, which approval may be withheld in Landlord’s reasonable discretion.  Tenant shall not commit or suffer to be committed any waste in or upon the Premises.  The provisions of this section are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Building.  If any governmental license or permit, other than a Certificate of Occupancy, shall be required for the proper and lawful conduct of Tenant’s business in the Premises, or any part thereof, and if failure to secure such license or permit would in any way affect Landlord, Tenant, at its sole expense, shall procure and thereafter maintain such license or permit and submit the same for inspection by Landlord.  Tenant shall at all times comply with the terms and conditions of each such license or permit.

2.3       COMPLIANCE WITH CERTIFICATE OF OCCUPANCY   Tenant shall not at any time use or occupy the Premises, or suffer or permit anyone to use or occupy, the Premises, or do or permit anything to be done in the Premises, in violation of the Certificate of Occupancy for the Premises or for the Building.

3       PREPARATION OF THE PREMISES

3.1       CONDITION OF PREMISES.  Except as otherwise expressly provided in § 3.2 below and the “Work Letter Agreement” which shall be executed by Landlord and Tenant concurrently with their execution of this Lease substantially in the form attached hereto as Exhibit F, Tenant shall accept the Premises, any existing Improvements in the Premises (as defined in § 10.1 below), and the Systems and Equipment serving the same in an “as is” condition on the date the Term commences, and Landlord shall have no obligation to improve, alter, remodel, or otherwise modify the Premises prior to Tenant’s occupancy.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.2       LANDLORD’S PREPARATION.  Landlord shall use reasonable diligence in completing and preparing the Premises for Tenant’s occupancy in the manner and subject to the terms, conditions, and covenants set forth in the Work Letter Agreement.  The facilities, materials, and work to be furnished, installed, and performed in the Premises by Landlord pursuant to the Work Letter Agreement are referred to as the “Work.”  Such other installations, materials, and work which may be undertaken by or for the account of Tenant to prepare, equip, decorate, and furnish the Premises for Tenant’s occupancy are referred to as the “Tenant’s Work.”  Landlord and Tenant agree that Landlord’s Work specified in the Work Letter Agreement shall include the following items:

(i)                Moving Allowance.  In addition to the Improvement Allowance specified in the Work Letter Agreement, Landlord shall pay to Tenant a moving allowance of  [*]  to be applied to the cost of relocating and installing Tenant’s furniture, cubicles, network, and telephone equipment, which moving allowance Landlord shall pay to Tenant within thirty (30) days following Tenant’s submittal of paid receipts, vouchers, and such other documentation as Landlord may reasonably request; and

(ii)            Supplemental HVAC.  Landlord at its sole cost and expense shall hire a mechanical engineer to design in cooperation with Tenant’s architects and consultants the HVAC system proposed for Tenant to address the western exposure of Tenant’s office space.  Landlord shall install a supplemental HVAC system in accordance with the Work Letter Agreement to cover one (1) entire wing of the three (3) wings of the fifth floor space to accommodate Tenant’s extended hours business (the “Southeast Wing HVAC”) and a portion of a second wing to accommodate after-hours operation of Tenant’s data/server rooms (the “Data Rooms HVAC”) (collectively the “Supplemental HVAC System”).  Landlord agrees that CalAir shall be an approved vendor for Tenant’s Supplemental HVAC System construction and one of the approved bidders for the overall HVAC work to be completed as part of Landlord’s Work.  Pricing, cost allocation, and scope of the 5th floor Supplemental HVAC System are addressed in the Work Letter Agreement.

3.2.2       Readiness for Occupancy.  The Premises shall be deemed ready for occupancy on the earliest date on which all of the following conditions (the “Occupancy Conditions”) have first been met:

(a)         Substantial Completion of Work.  The Work has been substantially completed; and it shall be so deemed notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment, or decoration remain to be performed, the noncompletion of which does not materially interfere with Tenant’s beneficial use of the Premises for their intended purposes;

(b)         Access and Services.  Reasonable means of access and facilities necessary to Tenant’s use and occupancy of the Premises, including corridors, elevators, stairways, heating, ventilating, air-conditioning, sanitary, water, and electrical facilities (but exclusive of parking facilities) have been installed and are in reasonably good operating order and available to Tenant; and

(c)          Certificate of Occupancy or Completion.  A certificate of occupancy, certificate of completion, final inspection card, or similar required governmental approval (temporary or final) has been issued by the City of South San Francisco permitting use of the Premises for office purposes.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The parties anticipate that Substantial Completion of Landlord’s Work in Suite [*] shall occur on or before February 1, 2004 (the “Target Date”) and that Substantial Completion of Landlord’s Work in Suite 400 shall occur on or before August 1, 2004 (the “Suite 400 Target Date”).

3.2.3       Tenant Delays.  If the occurrence of any of the Occupancy Conditions and Landlord’s preparation of the Premises for occupancy shall be delayed owing materially to either (a) any act, omission, or failure of Tenant or any of its employees, agents, or contractors which shall continue after Landlord shall have given Tenant reasonable notice that such act, omission, or failure would result in delay, and such delay shall have been unavoidable by Landlord in the exercise of reasonable diligence and prudence; or (b) the nature of any items of additional work or change orders that Landlord undertakes to perform for the account of Tenant (including any delays incurred by Landlord, after making reasonable efforts, in procuring any materials, equipment, or fixtures of a kind or nature not used by Landlord as part of its standard construction) (collectively “Tenant Delays”), then the Premises shall be deemed ready for occupancy on the date when they would have been ready but for such Tenant Delays.

3.3       EARLY ENTRY.  During any period that Tenant shall be permitted to enter the Premises prior to the Commencement Date other than to occupy the same (e.g., to perform alterations or improvements), Tenant shall comply with all terms and provisions of this Lease, except those provisions requiring the payment of Rent.  If Tenant shall be permitted to enter the Premises prior to the Commencement Date for the purpose of occupying the same, Rent shall commence on the date Tenant commences business operations from the Premises at the rate specified in the Table for the first period during which Rent is payable after the Commencement Date; and if Tenant shall commence occupying only a portion of the Premises prior to the Commencement Date, Rent shall be prorated based on the number of rentable square feet occupied by Tenant.  Landlord shall permit early entry, provided the Premises are legally available and Landlord has completed any Work required under this Lease.  In no event shall Tenant’s early entry extend or shorten the Term of the Lease set forth in § 1.2 above.  Landlord agrees that, subject to the provisions of this Article 3, Tenant’s telecommunication vendors shall have the right to install Tenant’s telephone and data lines in Suite [*] as soon as the walls are roughed out in anticipation of Tenant’s move into Suite [*] on or after the Commencement Date, provided such vendors shall not delay or interfere in the construction of the Work.

3.4       NOTICE OF DEFECTS.  It shall be conclusively presumed upon Tenant’s taking actual possession of the Premises that the same were in satisfactory condition (except for latent defects and punchlist items) as of the date of such taking of possession, unless with respect to punchlist items within thirty (30) days after the Commencement Date and within thirty (30) after discovery with respect to latent defects Tenant shall give Landlord notice in writing specifying the respects in which the Premises were not in satisfactory condition.

4       ADJUSTMENTS OF RENT

4.1       TAXES, UTILITIES, AND OPERATING EXPENSES.  In addition to the Base Rent and all other payments due under this Lease, Tenant shall pay to Landlord, in the manner set forth in this Article 4, as Additional Rent, the following amounts:

(a)         Increased Operating Expenses.  An amount equal to Tenant’s Pro Rata Share of that portion of Operating Expenses paid by Landlord during each Adjustment Period which exceeds the amount of Base Operating Expenses (as all of such terms are defined in § 4.2 below).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)         Increased Utilities.  An amount equal to Tenant’s Pro Rata Share of that portion of Utilities paid by Landlord during each Adjustment Period which exceeds the amount of Base Utilities (as all of such terms are defined in § 4.2 below).

(c)          Increased Taxes.  An amount equal to Tenant’s Pro Rata Share of that portion of Real Estate Taxes paid by Landlord during each Adjustment Period which exceeds the amount of Base Real Estate Taxes (as all of such terms are defined in § 4.2 below).

Tenant’s Pro Rata Share of (i) such increase in Operating Expenses over the Base Operating Expenses, (ii) such increase in Utilities over Base Utilities, and (iii) such increase in Real Estate Taxes over the Base Real Estate Taxes is sometimes referred to collectively herein as the “Rental Adjustment.”

4.2            DEFINITIONS.  For the purposes of this Lease, the following definitions shall apply:

(a)         Base Operating Expenses.  “Base Operating Expenses” means the total of Operating Expenses paid by Landlord during calendar year 2004 (the “Base Expense Year”), as adjusted under § 4.6 below.

(b)         Base Utilities.  “Base Utilities” means the total of Utilities paid by Landlord during calendar year 2004 (the “Base Utilities Year”), as adjusted under § 4.6 below.

(c)          Base Real Estate Taxes.  “Base Real Estate Taxes” means the total of Real Estate Taxes paid by Landlord during calendar year 2004 (the “Base Tax Year”).

(d)         Tenant’s Pro Rata Share.  “Tenant’s Pro Rata Share” as to the Building is the percentage labeled as such in the Table in § 1.3 and is calculated by dividing the agreed rentable area of the Premises (numerator) by the agreed rentable area of the Property (denominator) and expressing the resulting quotient as a percentage. “Tenant’s Pro Rata Share” as to the Complex is the percentage labeled as such in the Table in § 1.3 as is calculated by dividing the agreed rentable area of the Premises (numerator) by the agreed rentable area of the Complex (denominator) and expressing the resulting quotient as a percentage.  Tenant’s Pro Rata Share shall be adjusted during the Term in proportion to any change in the area of the Premises, Building, or Complex in accordance with the formula stated herein.

(e)          Adjustment Period.  “Adjustment Period” as to Operating Expenses, Utilities, and Real Estate Taxes means each calendar year of which any portion occurs during the Term, excluding the Base Year and beginning with the first calendar year immediately following the Base Year.

(f)           Real Estate Taxes.  “Real Estate Taxes” means all of the following charges, whether or not now customary or in the contemplation of the parties hereto, and whether or not general, special, ordinary, or extraordinary, which Landlord shall pay during any Adjustment Period because of or in connection with the ownership, leasing, or operation of the Property:

(1)                 ad valorem real property taxes;

(2)                 any form of assessment, license fee, license tax, business license fee, commercial rental tax, levy, charge, fee, tax, or other imposition imposed by any authority, including any city, county, state, or federal governmental

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

agency, or any school, agricultural, lighting, transportation, housing, drainage, or other improvement or special assessment district thereof;

(3)                 any tax on Landlord’s ‘right’ to rent or ‘right’ to other income from the Building or as against Landlord’s business of leasing the Building;

(4)                 any assessment, tax, fee, levy, or charge in substitution, partially or totally, of any assessment tax, fee, levy or charge previously included within the definition of Real Estate Taxes, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the Election of June, 1978, and that assessments, taxes, fees, levies, and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk, and road maintenance, refuse removal, and for other governmental services formerly provided without charge to property owners or occupants, and it being the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies, and charges be included within the definition of Real Estate Taxes for the purposes of this Lease;

(5)                 any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Building or Property or the Rent payable hereunder, including any gross income tax or excise tax levied by any city, county, state, or federal governmental agency or any political subdivision thereof with respect to the receipt of such Rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use, or occupancy by Tenant of the Property or any portion thereof;

(6)                 any assessment, tax, fee, levy, or charge upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Building or Property;

(7)                 any assessment, tax, fee, levy, or charge by any governmental agency related to any transportation plan, fund, or system instituted within the geographic area of which the Building is a part; or

8)                     reasonable legal and other professional fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Real Estate Taxes.

Exclusions.  Notwithstanding the foregoing, Real Estate Taxes shall not include (A) federal, state, or local income taxes; (B) franchise, gift, transfer, excise, capital stock, estate, succession, or inheritance taxes; or (C) penalties or interest for late payment of Real Estate Taxes.

(g)         Operating Expenses.  “Operating Expenses” means all expenses, costs, and amounts (other than Real Estate Taxes and Utilities) of every kind and nature which Landlord shall pay during any Adjustment Period of which any portion occurs during the Term, because of or in connection with the ownership, management, repair, maintenance, restoration, and/or operation of the Property.  Operating Expenses shall be calculated in accordance with generally-accepted accounting principles, consistently applied, except to the extent that any other method of

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

calculation or characterization shall expressly be permitted hereunder, including costs of the following:

(1)                 permits, licenses, and certificates necessary to operate, manage, and lease the Property;

(2)                 supplies, tools, equipment, and materials used in the operation, repair, and maintenance of the Property;

(3)                 all insurance premiums for any insurance policies deemed necessary or desirable by Landlord (including workers’ compensation, health, accident, group life, public liability, property damage, earthquake, and fire and extended coverage insurance for the full replacement cost of the Property as required by Landlord or its lenders for the Property);

(4)                 the deductible portion of any claim paid under any insurance policy other than any earthquake policy maintained by Landlord in connection with its management and operation of the Property;

(5)                 reasonable accounting, legal, inspection, consulting, concièrge, and other similar services;

(6)                 services of independent contractors;

(7)                 compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with the operation, maintenance, repair, or overhaul of the Building or Property, and equipment, improvements, and facilities located within the Property, including engineers, janitors, painters, floor waxers, window washers, security, parking personnel, and gardeners;

(8)                 operation and maintenance of a room for delivery and distribution of mail to tenants of the Building as required by the U.S. Postal Service (including an amount equal to the fair market rental value of the mail room premises);

(9)                 management of the Building or Property, whether managed by Landlord or an independent contractor (including an amount equal to the fair market value of any on-site manager’s office), provided that such amount shall not exceed the management fee that would be charged by a third-party manager if the Property is managed by Landlord or an affiliate of Landlord;

(10)          rental expenses for (or a reasonable depreciation allowance on) personal property used in maintenance, operation, or repair of the Property and installment equipment purchase or equipment financing agreements for such personal property;

(11)          costs, expenditures, or charges (whether capitalized or not) required by any governmental or quasi-governmental authority after the Commencement Date;

(12)          payments to a third party under any easement, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs in any planned development;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(13)                    amortization of capital expenses (including financing costs) incurred by Landlord after the Commencement Date in order to (A) comply with Laws, (B) reduce Property Operating Expenses or Utilities, or (C) upgrade the utility, efficiency, or capacity of any utility or telecommunication systems serving tenants of the Property, provided that, as to (B) and (C), such expenses shall be included only to the extent of the savings generated thereby;

(14)                    operation, repair, and maintenance of all Systems and Equipment and components thereof (including replacement of components); janitorial service; alarm and security service; window cleaning; trash removal; elevator maintenance; cleaning of walks, parking facilities, and building walls; removal of ice and snow; replacement of wall and floor coverings, ceiling tiles, and fixtures in lobbies, corridors, restrooms and other common or public areas or facilities; maintenance and repair of the roof and exterior fabric of the Building, including replacement of glazing as needed; maintenance and replacement of shrubs, trees, grass, sod, and other landscaped items, irrigation systems, drainage facilities, fences, curbs, and walkways; repaving and restriping parking facilities; and roof repairs;

(15)                    the operation of any on-site maintenance shop(s) and the operation and maintenance of the Athletic Facility, any other fitness center, conference rooms, and all other common areas and amenities in the Property;

(16)                    provision of shuttle busses, shuttle services, and drivers between the Complex and BART and SFO airport, as required by the Bay Area Regional Transportation Act and deed covenants and restrictions applicable to the Complex; and

(17)                    any other costs or expenses reasonably incurred by Landlord which are reasonably necessary to operate, repair, manage, and maintain the Building and Property in a first-class manner and condition and which are not otherwise reimbursed by tenants of the Building.

(h)                 Utilities.  “Utilities” means all expenses, costs, and amounts of every kind and nature which Landlord shall pay during any Adjustment Period of which any portion occurs during the Term, because of or in connection with the electricity, power, gas, steam, oil or other fuel, water, sewer, lighting, heating, air conditioning, and ventilating delivered to or consumed or used in or on the Property.

4.2.1     Exclusions from Operating Expenses.  Notwithstanding anything to the contrary herein, Operating Expenses shall not include (A) depreciation, interest, and amortization on Superior Mortgages (as defined in § 18.1 below), and other debt costs or ground lease payments, if any; (B) legal fees in connection with leasing, tenant disputes, or enforcement of leases; (C) real estate brokers’ leasing commissions; (D) improvements or alterations to tenant spaces; (E) the cost of providing any service directly to, and reimbursed or paid directly by, any tenant; (F) any costs expressly excluded from Operating Expenses elsewhere in this Lease; (G) costs of any items to the extent Landlord receives reimbursement from insurance proceeds or from a third party (such proceeds to be deducted from Operating Expenses in the year in which received); (H) capital expenditures, except those expressly permitted above; provided, all such permitted capital expenditures (together with reasonable financing charges) shall be amortized for purposes of this

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Lease over the shorter of (x) their useful lives or (y) the period during which the reasonably estimated savings in Operating Expenses equals the expenditures.  The following specific categories of expenses are also excluded hereunder from the definition of Operating Expenses:

(a)                  Real Estate Taxes;

(b)                  leasing commissions, costs, disbursements, and other expenses incurred for leasing, renovating, or improving space for tenants;

(c)                  costs (including permit, license, and inspection fees and tenant improvement allowances) incurred in renovating, improving, decorating, painting, or redecorating vacant space or space for tenants;

(d)                  Landlord’s cost of electricity or other service sold to tenants for which Landlord is to be reimbursed as a charge over the Rent and Additional Rent payable under the lease with that tenant;

(e)                  except as otherwise expressly permitted hereunder, costs incurred by Landlord for alterations that are considered capital improvements and replacements under generally-accepted accounting principles consistently applied;

(f)                    depreciation and amortization on the Building except as expressly permitted elsewhere in the Lease;

(g)                 except as otherwise expressly permitted hereunder, costs of a capital nature including capital improvements, capital repairs, capital equipment, and capital tools, as determined under generally-accepted accounting principles consistently applied;

(h)                 costs incurred because Landlord or another tenant violated the terms of any lease;

(i)                    overhead and profit paid to subsidiaries or affiliates of Landlord for management or other services on or to the Property or for supplies or other materials, to the extent that the costs of the services, supplies, or materials exceed the amount customarily charged by an independent entity for such services, supplies, or materials;

(j)                    interest on debt or amortization payments on mortgages or deeds of trust or any other debt for borrowed money;

(k)                compensation paid to clerks, attendants, or other persons in commercial concessions operated by Landlord;

(l)                    rentals and other related expenses incurred in leasing air conditioning systems, elevators, or other equipment ordinarily considered to be of a capital nature, except equipment used in providing janitorial services that is not affixed to the Building;

(m)              items and services for which Tenant reimburses Landlord or pays third parties or that Landlord provides selectively to one or more tenants of the Building other than Tenant without reimbursement;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(n)                 advertising and promotional expenditures;

(o)                  repairs or other work needed because of fire, windstorm, or other casualty or cause insured against by Landlord or to the extent Landlord’s insurance required under the Lease would have provided insurance, whichever is the greater coverage;

(p)                  costs incurred in operating the parking facilities for the Building except to the extent the cost of operating the parking facilities exceeds the revenues generated from operating the parking facilities;

(q)                  nonrecurring costs incurred to remedy structural defects in original construction materials or installations;

(r)                  any costs, fines, or penalties incurred because Landlord violated any governmental rule or authority;

(s)                  costs incurred to test, survey, cleanup, contain, abate, remove, or otherwise remedy Hazardous Material in, on, or under the Property unless the Hazardous Material were in, on, or under the Property because of Tenant’s negligence or intentional acts;

(t)                    costs incurred to comply with the Americans with Disabilities Act, except to the extent compliance is required because of amendments to the ADA which amendment(s) became effective after the date this Lease is signed;

(u)                 costs for sculpture, paintings, or other art beyond what is customary and usual commercial practice in the vicinity of the Building; and

(v)                   except as otherwise expressly permitted hereunder, other expenses that under generally-accepted accounting principles consistently applied would not be considered normal maintenance, repair, management, or operation expenses.

4.3               MANNER OF PAYMENT.  To provide for current payments of the Rental Adjustment, Tenant shall pay as Additional Rent during each Adjustment Period an amount equal to Landlord’s estimate of the Rental Adjustment which will be payable by Tenant for such Adjustment Period.  Such payments shall be made in monthly installments, commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount it is to pay hereunder and continuing until the first day of the month following the month in which Landlord gives Tenant a new notice of the estimated Rental Adjustment.  It is the intention hereunder to estimate from time to time the amount of Tenant’s Rental Adjustment for each Adjustment Period and then to effect a reconciliation in the following year based on the actual expenses incurred for the preceding Adjustment Period, as provided in 4.4 below.

4.4               RECONCILIATION.  On or before the first day of April of each year after the first Adjustment Period (or as soon thereafter as is practical), Landlord shall deliver to Tenant a statement (the “Statement”) setting forth the Rental Adjustment for the preceding year.  If the actual Rental Adjustment for the preceding Adjustment Period exceeds the total of the estimated monthly payments made by Tenant for such Adjustment Period, Tenant shall pay Landlord the amount of the deficiency within ten (10) business days of the receipt of the Statement.  If such total of estimated payments made exceeds the actual Rental Adjustment for such Adjustment Period, then Tenant shall receive a refund for the difference within ten (10) business days.  If the credit is due from Landlord on the Expiration Date, Landlord shall pay Tenant

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

the amount of the credit, less any Rent then due.  The obligations of Tenant and Landlord to make payments required under this § 4.3 shall survive the expiration or earlier termination of the Term of this Lease.

4.4.1     Changes in Method.  So long as Tenant’s obligations hereunder are not materially adversely affected thereby, Landlord reserves the right reasonably to change the manner or timing of the foregoing payments.  In lieu of providing one Statement covering Real Estate Taxes, Utilities, and Operating Expenses, Landlord may provide separate statements, at the same or different times.  No delay by Landlord in providing the Statement (or separate statements) shall be deemed a default by Landlord or a waiver of Landlord’s right to require payment of Tenant’s obligations for actual or estimated Real Estate Taxes, Utilities, or Operating Expenses.  Subject to § 4.7 below, in no event shall a decrease in Real Estate Taxes, Utilities, or Operating Expenses below the Base Operating Expenses, Base Utilities, or Base Real Estate Taxes ever decrease the monthly Base Rent or give rise to a credit in favor of Tenant.

4.4.2     Proration of Rental Adjustment.  If the Term does not commence on January 1 or does not end on December 31, Tenant’s obligations to pay estimated and actual amounts towards Real Estate Taxes, Utilities, and Operating Expenses for such first or final calendar year shall be prorated to reflect the portion of such year(s) included in the Term.  Such proration shall be made by multiplying the total estimated or actual (as the case may be) Real Estate Taxes, Utilities, and Operating Expenses for such calendar year(s), as well as the Base Real Estate Taxes, Base Utilities, and Base Operating Expenses, by a fraction, the numerator of which shall be the number of days of the Term during such calendar year, and the denominator of which shall be three hundred sixty-five (365).

4.5               GROSS-UP.  If the Building or Complex is less than ninety-five percent (95%) occupied during any Adjustment Period, then Operating Expenses, Utilities, and Real Estate Taxes for such Adjustment Period shall be “grossed up” to that amount of Operating Expenses, Utilities, and Real Estate Taxes that, using reasonable projections, would normally have been incurred during such Adjustment Period if the Building or Complex had been ninety-five percent (95%) occupied during the Adjustment Period.  Only those component elements or items of expense of Operating Expenses, Utilities, and Real Estate Taxes that are affected by variations in occupancy levels shall be grossed up.

4.6               ADJUSTMENT OF BASE OPERATING EXPENSES.  Notwithstanding anything to the contrary contained in the Lease, the parties agree that Base Operating Expenses and Operating Expenses for any subsequent Adjustment Period (herein called “Subsequent Operating Expenses”) shall be subject to further adjustment by Landlord as follows:

(a)                       Exclusion of Capital Expenditures.  Landlord may exclude from Base Operating Expenses capital expenditures otherwise permitted, provided Landlord shall also exclude any amortization of such expenditures from Subsequent Operating Expenses.

(b)                       Elimination of Recurring Expenses.  If Landlord eliminates from any Subsequent Operating Expenses a category of recurring expenses previously included in Base Operating Expenses, Landlord may subtract such category from Base Operating Expenses commencing with such subsequent Adjustment Period.

(c)                       New Recurring Expenses.  If Landlord includes a new category of recurring Subsequent Operating Expenses not previously included in Base Operating Expenses, Landlord shall also include an amount (the “Assumed Base Amount”)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

for such category in Base Operating Expenses commencing in such subsequent Adjustment Period.

(d)                  Assumed Base Amount.  The “Assumed Base Amount” under § 4.6(c) above shall be the annualized amount of expenses for such new category in the first Adjustment Period it is included, reduced by an amount determined in Landlord’s sole good faith discretion (but in no event by an amount less than five percent (5%)) for each full or partial Adjustment Period that has elapsed during the Term of the Lease before such Adjustment Period.

4.7               ADJUSTMENT OF REAL ESTATE TAXES.  If Base Real Estate Taxes are reduced as the result of protest, by means of agreement, as the result of legal proceedings, or otherwise, Landlord may adjust Tenant’s obligations for Real Estate Taxes in all years affected by any refund of taxes following the Base Tax Year; and Tenant shall pay Landlord within thirty (30)days after notice any additional amount required by such adjustment for any Adjustment Periods that have theretofore occurred.  Tenant shall be entitled to receive a share of any refund or abatement of Real Estate Taxes received by Landlord to the extent of and in proportion to Tenant’s actual contribution to the amount of Real Estate Taxes paid by Landlord during the period to which such refund or abatement relates; and in addition Landlord agrees to give Tenant an equitable credit against the total amount of Additional Rent that would otherwise be due hereunder to the extent that any reassessment (other than a reassessment triggered by a sale of the Building or Property) reduces the annual amount of Real Estate Taxes payable by Landlord with respect to the Building or Property and such Real Estate Taxes were allocated to the computation of Tenant’s Base Year Real Estate Taxes hereunder.  If Real Estate Taxes for any Adjustment Period during the Term or any extension thereof shall be increased after payment thereof by Landlord for any reason, including error or reassessment by applicable governmental authorities, Tenant shall pay Landlord upon demand Tenant’s Pro Rata Share of such increased Real Estate Taxes.  Tenant shall pay increased Real Estate Taxes whether Real Estate Taxes are increased as a result of increases in the assessment or valuation of the Property (whether based on a sale, change in ownership, refinancing of the Property, or otherwise), increases in the tax rates, reduction or elimination of any rollbacks or other deductions available under current law, scheduled reductions of any tax abatement, as a result of the elimination, invalidity, or withdrawal of any tax abatement, or for any other cause whatsoever.  Notwithstanding the foregoing, if any Real Estate Taxes shall be paid based on assessments or bills by a governmental authority using a fiscal year other than a calendar year, Landlord may elect to average the assessments or bills for the subject calendar year, based on the number of months of such calendar year included in each such assessment or bill.

4.7.1     Tax Increases after a Property Transfer.  Notwithstanding anything to the contrary contained herein, in the event the Property is sold or otherwise transferred during the initial term of this Lease (the “Sale”), and the assessed value of the Property is increased as a result of the Sale, only the following percentages of any increase in Real Property Taxes above the Base Year Real Property Taxes resulting from such increase in assessed valuation shall be included in Real Property Taxes for purposes of determining Additional Rent:

If the Sale Occurs	Percentage of Increased Real Property Taxes Applicable For Remainder of the Lease Term
Prior to first anniversary of Commencement Date	Zero

On or after first anniversary of Commencement Date but prior to second anniversary of Commencement Date	25%

On or after second anniversary of Commencement Date but prior to third anniversary of Commencement Date	50%

On or after third anniversary of Commencement Date but prior to fourth anniversary of Commencement Date	75%

On or after fourth anniversary of Commencement Date	100%

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

In addition, following any such Sale, the same restrictions specified in the above table shall again apply with respect to any subsequent Sale in determining the allowable amount of any increases in Real Property Taxes used to compute Tenant’s Additional Rent under § 4.1 above, except that the time periods shall run from the date of any such Sale instead of from the Commencement Date.

4.8               ALLOCATION WITHIN COMPLEX.  So long as the Property shall be part of the Complex collectively owned or managed by Landlord or its affiliates or collectively managed by Landlord’s managing agent, Landlord shall allocate Real Estate Taxes, Utilities, and Operating Expenses within the Complex and between the buildings and structures comprising the Complex and the parcels on which they are located.  In the alternative, Landlord shall have the right to determine Tenant’s Pro Rata Share of Real Estate Taxes, Utilities, and Operating Expenses based upon the totals of each of the same for all such buildings and structures, the land constituting parcels on which the same are located, and all related facilities, including common areas and easements, corridors, lobbies, sidewalks, elevators, loading areas, parking facilities, driveways, and other appurtenances and public areas, in which event Tenant’s Pro Rata Share shall be based on the ratio of the rentable area of the Premises to the rentable area of all buildings in the Complex.

4.9               LANDLORD’S RECORDS.  Landlord shall maintain records with respect to Real Estate Taxes, Utilities, and Operating Expenses and determine the same.  Although this Lease contemplates the computation of Real Estate Taxes, Utilities, and Operating Expenses on a cash basis, Landlord shall make reasonable and appropriate accrual adjustments (including adjustment of Base Year Real Estate Taxes, Utilities, and Operating Expenses) to ensure that each Adjustment Period includes substantially the same recurring items.  Landlord reserves the right to change to a full accrual system of accounting so long as the same is consistently applied and Tenant’s obligations are not materially adversely affected.  Tenant or its representative shall have the right to examine such records, upon reasonable prior written notice specifying such records Tenant desires to examine, during normal business hours at the place or places where such records are normally kept, by sending such notice no later than forty-five (45) days following the furnishing of the Statement.

4.9.1     Tenant’s Audit Right.  Upon written notice to Landlord delivered within forty-five (45) days following the furnishing of the Statement, Tenant shall have the right to have Landlord’s records with respect to Real Estate Taxes, Utilities, and Operating Expenses audited by an accountant of Tenant’s choice.  Tenant shall pay the cost of such audit, unless such audit determines that Tenant was overbilled for Real Estate Taxes, Utilities, or Operating Expenses by more than four percent (4%).  Pending resolution of any such exceptions in the foregoing manner, Tenant shall continue paying Tenant’s Pro Rata Share of Real Estate Taxes and Operating Expenses in the amounts determined by Landlord, subject to adjustment after any such exceptions are so resolved.  Any specific matter that has formed the subject of an audit hereunder shall not be subject to re-audit at any subsequent time.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.10        OTHER TAXES PAYABLE BY TENANT.  In addition to the Base Rent and any other charges to be paid by Tenant hereunder, Tenant shall, as an element of Rent, reimburse Landlord upon demand for any and all taxes payable by Landlord (other than net income taxes) which are not otherwise reimbursable under this Lease, whether or not now customary or within the contemplation of the parties, where such taxes are upon, measured by, or reasonably attributable to (A) the cost or value of Tenant’s equipment, furniture, fixtures, and other personal property located at the Premises, or the cost or value of any improvements made in or to the Premises by or for Tenant, regardless of whether title to such improvements is held by Tenant or Landlord; (B) the gross or net Rent payable under this Lease, including any rental or gross receipts tax levied by any taxing authority with respect to the receipt of the Rent hereunder; (C) the possession, leasing, operation, management, maintenance, alteration, repair, use, or occupancy by Tenant of the Premises or any portion thereof; or (D) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.  Tenant shall pay any rent tax, sales tax, service tax, transfer tax, value-added tax, or any other applicable tax on the Rent or services herein or otherwise respecting this Lease.

5       SECURITY DEPOSIT

5.1               DEPOSIT FOR SECURITY.  Tenant shall deposit with Landlord the amount of One Hundred Thousand Dollars ($100,000) in cash or by irrevocable standby letter of credit in form reasonably satisfactory to Landlord (the “Security Deposit”) upon Tenant’s execution and submission of this Lease.  The Security Deposit shall serve as security for the prompt, full, and faithful performance by Tenant of the terms and provisions of this Lease.  Landlord shall not be required to keep the Security Deposit separate from Landlord’s general funds or pay interest on the Security Deposit.

5.1.1     Application of Deposit.  In the event that Tenant is in Default hereunder and fails to cure within any applicable time permitted under this Lease, or in the event that Tenant owes any amounts to Landlord upon the expiration of this Lease, Landlord may use or apply the whole or any part of the Security Deposit for the payment of Tenant’s obligations hereunder.  The use or application of the Security Deposit or any portion thereof shall not prevent Landlord from exercising any other right or remedy provided hereunder or under any Law and shall not be construed as liquidated damages.

5.1.2     Restoration of Full Deposit.  In the event the Security Deposit is reduced by such use or application, Tenant shall deposit with Landlord, within ten (10) business days after written notice, an amount sufficient to restore the full amount of the Security Deposit.

5.1.3     Disposition of Security Deposit.  After the Expiration Date or any earlier termination of the Lease, any remaining portion of the Security Deposit shall be returned to Tenant in accordance with the provisions of § 1950.7 of the California Civil Code.

6       COMPLIANCE WITH LAWS

6.1               TENANT’S COMPLIANCE WITH LAWS.  Tenant shall use the Premises in compliance with all applicable federal, state, county, and local governmental and municipal laws, statutes, ordinances, rules, regulations, codes, decrees, orders, and other such requirements, and decisions by courts in cases where such decisions are considered binding precedents in the State of California (the “State”), and decisions of federal courts applying the laws of the State applicable to Tenant’s use of the Premises (collectively “Laws”).  Tenant shall, at its sole cost and expense, promptly comply with each and all of such Laws, and also with the requirements of any board of fire underwriters or other similar body now or hereafter constituted to deal with the condition, use, or occupancy of the Premises, except in the case of required

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

structural changes not triggered by Tenant’s change in use of the Premises or Tenant’s alterations, additions, or improvements therein.  Tenant shall comply with all applicable Laws regarding the physical condition of the Premises, but only to the extent that the applicable Laws pertain to the particular manner in which Tenant uses the Premises or the particular use to which Tenant puts the Premises, if different from that permitted under Article 2 of this Lease.  Tenant shall also comply with all applicable Laws which do not relate to the physical condition of the Premises and with which only the occupant can comply, such as laws governing maximum occupancy, workplace smoking, VDT regulations, and illegal business operations, such as gambling.  The judgement of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of such Laws shall be conclusive of that fact as between Landlord and Tenant.

6.1.1     Code Costs.  Notwithstanding anything to the contrary in this Article 6, if the requirement of any public authority obligates either Landlord or Tenant to expend money in order to bring the Premises and/or any area of the Property into compliance with Laws as a result of (a) Tenant’s particular use or alteration of the Premises; (b) Tenant’s change in the use of the Premises; (c) the manner of conduct of Tenant’s business or operation of its installations, equipment, or other property therein; (d) any cause or condition created by or at the instance of Tenant, other than by Landlord’s performance of any work for or on behalf of Tenant; or (e) breach of any of Tenant’s obligations hereunder, then Tenant shall bear all costs (“Code Costs”) of bringing the Premises and/or Property into compliance with Laws, whether such Code Costs are related to structural or nonstructural elements of the Premises or Property.

6.2               LANDLORD’S COMPLIANCE WITH LAWS.  Landlord represents that on the Commencement Date Landlord has no actual knowledge of any violation of any applicable Laws respecting the Premises.  During the Term Landlord shall comply with all applicable Laws regarding the Premises, Building, Property, or Complex, except to the extent Tenant must comply under § 6.1 above.

7       HAZARDOUS MATERIALS

7.1               REGULATION OF HAZARDOUS MATERIALS.  Tenant shall not transport, use, store, maintain, generate, manufacture, handle, dispose, release, or discharge any “Hazardous Material” (as defined below) upon or about the Property, nor permit Tenant’s employees, agents, contractors, and other occupants of the Premises to engage in such activities upon or about the Property.  However, the foregoing provisions shall not prohibit the transportation to and from, and use, storage, maintenance, and handling within, the Premises of substances customarily used in offices, provided all of the following conditions are met:

(a)                       such substances shall be used and maintained only in such quantities as are reasonably necessary for such permitted use of the Premises, strictly in accordance with applicable Laws and the manufacturers’ instructions therefor;

(b)                      such substances shall not be disposed of, released, or discharged on the Property and shall be transported to and from the Premises in compliance with all applicable Laws, and as Landlord shall reasonably require;

(c)                       if any applicable Laws or Landlord’s trash removal contractor requires that any such substances be disposed of separately from ordinary trash, Tenant shall make arrangements at Tenant’s expense for such disposal directly with a qualified and licensed disposal company at a lawful disposal site (subject to scheduling and approval by Landlord), and shall ensure that disposal occurs frequently enough to prevent unnecessary storage of such substances in the Premises; and

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(d)                      any remaining such substances shall be completely, properly, and lawfully removed from the Property upon expiration or earlier termination of this Lease.

7.1.1     DEFINITION OF HAZARDOUS MATERIAL.  The term “Hazardous Material” for purposes hereof shall mean any chemical, substance, material, or waste or component thereof which is now or hereafter listed, defined, or regulated as a hazardous or toxic chemical, substance, material, or waste or component thereof by any federal, state, or local governing or regulatory body having jurisdiction, or which would trigger any employee or community “right-to-know” requirements adopted by any such body, or for which any such body has adopted any requirements for the preparation or distribution of an MSDS.

7.2               NOTIFICATIONS.  Tenant and Landlord each shall promptly notify the other of  (A) any enforcement, cleanup, or other regulatory action taken or threatened by any governmental or regulatory authority with respect to the presence of any Hazardous Material on the Premises or in the Complex or the migration thereof from or to other property; (B) any demands or claims made or threatened by any party against Tenant or Landlord, as the case may be, or the Premises or Complex relating to any loss or injury resulting from any Hazardous Material on or from the Premises or Complex; and (C) any matters where Tenant or Landlord is required by law to give a notice to any governmental or regulatory authority respecting any Hazardous Material on the Premises or in the Complex, as the case may be.  Landlord shall have the right (but not the obligation) to join and participate, as a party, in any legal proceedings or actions affecting the Premises initiated in connection with any environmental, health, or safety law.

7.3               LIST OF HAZARDOUS MATERIALS.  At such times as Landlord may reasonably request, Tenant shall provide Landlord with a written list identifying any Hazardous Material then used, stored, or maintained upon the Premises, the use and approximate quantity of each such material, a copy of any material safety data sheet (“MSDS”) issued by the manufacturer thereof, written information concerning the removal, transportation, and disposal of the same, and such other information as Landlord may reasonably require or as may be required by law.

7.4               CLEANUP.  If any Hazardous Material is released, discharged or disposed of by Tenant or any other occupant of the Premises, or their employees, agents, or contractors, on or about the Property in violation of the foregoing provisions, Tenant shall immediately, properly, and in compliance with applicable Laws clean up and remove the Hazardous Material from the Property and any other affected property and clean or replace any affected personal property (whether or not owned by Landlord), at Tenant’s expense.  Such clean up and removal work shall be subject to Landlord’s prior written approval (except in emergencies), and shall include any testing, investigation, and the preparation and implementation of any remedial action plan required by any governmental body having jurisdiction or reasonably required by Landlord.  If Tenant shall fail to comply with the provisions of this § 7.2 within such time as may be required by Laws or in order to minimize any hazard to persons or property, Landlord may (but shall not be obligated to) arrange for such compliance directly or as Tenant’s agent through contractors or other parties selected by Landlord, at Tenant’s expense (without limiting Landlord’s other remedies under this Lease or applicable Laws).

7.5               CASUALTY DAMAGE.  If any Hazardous Material is released, discharged, or disposed of on or about the Property and such release, discharge, or disposal is not caused by Tenant or other occupants of the Premises, or their employees, agents, or contractors, such release, discharge, or disposal shall be deemed casualty damage under Article 15 to the extent that the Premises or common areas serving the Premises are affected thereby; in such case, Landlord and Tenant shall have the obligations and rights respecting such casualty damage provided under Article 15 of this Lease.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.6               REFRIGERANT.  Except as specified in Tenant’s Plans, Tenant shall not install any refrigerant-containing systems or equipment, including refrigerators, freezers, supplemental HVAC systems or self-contained air conditioners, without Landlord’s prior approval, which Landlord may withhold in its reasonable discretion.  Unless Tenant shall have obtained Landlord’s prior written approval to install existing equipment after an inspection, at Tenant’s sole cost and expense, by Landlord’s engineer for defects and proper proposed installation in the Premises, all refrigerant-containing equipment and/or systems which Tenant installs in the Premises shall be new.  Whether Tenant’s refrigerant-containing equipment or systems are defective and are properly installed shall be determined at the sole discretion of Landlord’s engineer.  If Tenant wishes to install any refrigerant-containing equipment or systems, Tenant shall obtain and provide Landlord with copies of all required permits associated with such equipment or systems.

7.6.1     Removal of Refrigerant.  Notwithstanding anything to the contrary in this Lease and the Work pursuant to Exhibit F, Tenant shall remove all refrigerant and refrigerant-containing equipment and/or systems installed in the Premises by or on behalf of Tenant prior to the Expiration Date of this Lease.  Prior to the removal of any such refrigerant or refrigerant-containing equipment and/or systems, Tenant shall submit to Landlord for Landlord’s approval, the names of Tenant’s contractors and all plans and specifications for such removal.  Tenant and Tenant’s contractors shall comply with all legal requirements, industry practices and reasonable rules established by Landlord in performing such removal work.  Tenant shall repair any damage to the Property or the Systems and Equipment associated with such removal, and Tenant shall be responsible for the costs associated with restoring the Property to the condition which existed immediately prior to any modification undertaken by Landlord in order to accommodate Tenant’s refrigerant-containing equipment or systems.

8       SERVICES AND UTILITIES

8.1               LANDLORD’S SERVICES. Landlord agrees to provide, on the terms and conditions specified herein, the following services and utilities for Tenant’s use and consumption in the Premises, the cost of which shall be included in Operating Expenses and/or Utilities and reimbursed to Landlord in accordance with § 4.1 above:

(a)             Electricity.  Electricity for standard office lighting fixtures and for equipment and accessories customary for offices, provided (i) the connected electrical load of all the same does not exceed an average of seven point eight (7.8) watts per usable square foot of the Premises (or such lesser amount as may be available, based on the safe and lawful capacity of the existing electrical circuit(s) and facilities serving the Premises); (ii) the electricity will be at nominal 120 volts, single phase (or 110 volts, depending on available service in the Building); and (iii) the safe and lawful capacity of the existing electrical circuit(s) serving the Premises is not exceeded.  Landlord will permit its electric feeders, risers, and wiring servicing the Premises to be used by Tenant to the extent available and safely capable of being used for such purpose.

(b)             Telecommunications Interface.  Interface with the telephone network at the demarcation point or minimum point of entry (“MPOE”) supplied by the local regulated public utility by means of Landlord’s INC consisting of cable pairs with a capacity consistent with the engineering standards to which the Building was designed.

(c)             HVAC.  Heat, ventilation, and air-conditioning (“HVAC”) to provide a temperature required, under the specifications stated in the Plans and in accordance with applicable Laws, for the comfortable occupancy of the Premises during business hours (as defined in

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§ 8.1.1 below).  Landlord shall not be responsible for inadequate air-conditioning or ventilation to the extent the same occurs because Tenant uses any item of equipment consuming more than 500 watts at rated capacity without providing adequate air-conditioning and ventilation therefor.  Notwithstanding anything to the contrary herein, Landlord agrees to engineer and calibrate, at its sole cost and expense, the 4th Floor portion of the Premises to address the special conditions associated with the Building’s western exposure, and Tenant’s architect or consultants shall be involved in the design and engineering of Tenant’s HVAC systems.  Landlord agrees that CalAir shall be an approved vendor for Tenant’s Supplemental HVAC System and one of the approved bidders for the HVAC work to be completed as part of Landlord’s Work under the Work Letter Agreement and as specified in § 3.2(ii) above.   Notwithstanding anything to the contrary herein, Tenant shall maintain the Supplemental HVAC System to be installed in the 5th Floor of the Premises as specified in § 3.2(ii) above at Tenant’s cost and expense.  The cost to maintain the Supplemental HVAC System shall not be included within Operating Expenses.  Tenant’s Supplemental HVAC System shall be separately metered and separately controlled by Tenant, and the cost for Tenant’s use of the Supplemental HVAC System shall be allocated as follows: (a) the cost of the Data Rooms HVAC during normal business hours shall be included in the services to be provided by Landlord hereunder, but Tenant shall be billed for after-hours use of its Data Rooms HVAC as provided in §§ 8.6.1 and 8.6.2 below; and (b) the cost of the Southeast Wing HVAC shall not be included in the services to be provided by Landlord hereunder, and Tenant shall be billed for all use of its Southeast Wing HVAC at all times (including normal business hours) as provided in §§ 8.6.1 and 8.6.2 below.

(d)             Water.  Water for drinking, lavatory and toilet purposes at those points of supply provided for nonexclusive general use of other tenants at the Property.

(e)             Janitorial Services.  Customary office cleaning and trash removal service Monday through Friday or Sunday through Thursday in and about the Premises.

(f)               Elevator Services.  Operatorless passenger elevator service and freight elevator service (if the Property has such equipment serving the Premises, and subject to scheduling by Landlord) in common with Landlord and other tenants and their contractors, agents, and visitors.

8.1.1     Business Hours.  The term business hours in this Lease shall mean the hours from 8:00 a.m. until 6:00 p.m. on Monday through Friday and from 9:00 a.m. until 1:00 p.m. on Saturday throughout the year, except for New Year’s Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and any other federally-observed holiday which may be created during the Term (“Holidays”).

8.1.2     Separate Janitorial Services.  Notwithstanding anything to the contrary herein, Tenant shall have the right, upon written notice to Landlord, to provide its own janitorial services to the Premises under a separate direct contract with a janitorial services provider subject to Landlord’s reasonable approval, which shall not be unreasonably withheld, conditioned, or delayed.  If Tenant elects to utilize any such separate janitorial services, Landlord shall give Tenant a credit against the Additional Rent due hereunder in the amount of any saving realized by Landlord in the cost of janitorial services provided by Landlord to the Building by virtue of Tenant’s provision of such separate services; and any such separate janitorial services shall be excluded from Tenant’s Base

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                                Operating Expenses and each Adjustment Period during which Tenant separately contracts for its own janitorial services.

8.2               ADDITIONAL ELECTRICAL CAPACITY.  Subject to Exhibit F, any additional risers, feeders, or other equipment or service proper or necessary to supply Tenant’s electrical requirements will be installed by Landlord, upon written request of Tenant, at the sole cost and expense of Tenant, if, in Landlord’s sole judgement, the same are necessary and will not cause permanent damage or injury to the Property, the Premises, or the Systems and Equipment or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs, or expense or interfere with or disturb other tenants or occupants.  Rigid conduit only will be allowed.

8.2.1     Approved Electrical Load.  Tenant agrees not to connect any additional electrical equipment of any type to the building electric distribution system, beyond that on Tenant’s approved plans for initial occupancy, other than lamps, typewriters, PCs, copy machines, and other office machines which consume comparable amounts of electricity or other electrical equipment which in the aggregate consumes the same amount of electricity as those approved for initial occupancy and will not result in any overload of electrical circuits, lines, or wiring, without Landlord’s prior written consent.  In no event shall Tenant use or install any fixtures, equipment, or machines the use of which in conjunction with other fixtures, equipment, and machines in the Premises would result in an overload or the electrical circuits servicing the Premises.  Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation existing at the time in question.

8.3               ADDITIONAL TELECOMMUNICATIONS CAPACITY.  If Tenant desires any telecommunications capacity in excess of that available as of the Commencement Date in the form of the INC between the MPOE and the telephone closet nearest the Premises and provided pursuant to § 8.1 above, Tenant shall bear the cost of installing additional risers or INC or replacing existing INC serving the Premises pursuant to Article 9 below.

8.4               REPLACEMENT BULBS AND TUBES.  Tenant shall furnish, install, and replace, as required, all non-Building-standard lighting tubes, lamps, bulbs, and ballasts required in the Premises, at Tenant’s sole cost and expense.  All lighting tubes, lamps, bulbs, and ballasts so installed become Landlord’s property upon the expiration or sooner termination of this Lease.  Landlord shall provide and install all Building-standard tubes, lamps, bulbs, and ballasts.

8.5               TWENTY-FOUR HOURS ACCESS.  Subject to the provisions of § 8.8, Tenant, its employees, agents, and invitees shall have access to the Premises twenty-four (24) hours a day, seven (7) days a week.  Landlord may restrict access outside of business hours by requiring persons to show a badge or identification card issued by Landlord.  Landlord shall not be liable for denying entry to any person unable to show the proper identification.  Landlord may without liability temporarily close the Building if required because of a life-threatening or Building-threatening situation; provided, however, that loss of power shall not be a Building-threatening or life-threatening situation.  Landlord shall also provide Tenant with one (1) access card that will allow Tenant to gain entry through the front door of the Building, should the Building ever be locked for whatever reason.

8.6               EXTRA SERVICES.  Landlord shall, subject to all applicable Laws, seek to provide such utilities or services in excess of those Landlord is required to provide under § 8.1 above as Tenant may from time to time request, if the same are reasonable and feasible for Landlord to provide and do not involve modifications or additions to the Property or the Systems and Equipment and if Landlord shall receive

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Tenant’s request within a reasonable period prior to the time such extra utilities or services are required.  Landlord may comply with written or oral requests by any officer or employee of Tenant, unless Tenant shall notify Landlord of, or Landlord shall request, the names of authorized individuals (up to three (3) for each floor on which the Premises are located) and procedures for written requests.  Tenant shall, for such extra utilities or services, pay such reasonable charges as Landlord shall from time to time establish.

8.6.1     Extraordinary Service Usage.  If Tenant shall utilize Building services for the Premises at any time other than during business hours, Landlord shall furnish such extraordinary services (excluding air-conditioning, except as provided below) at Landlord’s then-current prevailing rate for such services.  In addition to the foregoing services, if Tenant shall require air-conditioning service for the Premises at any time other than during business hours, Landlord shall, upon reasonable advance notice from Tenant, furnish such after-hours air-conditioning service at Landlord’s then-current prevailing rate for such services as a separate charge; provided, however, in the event Tenant requests such after-hours air-conditioning service at a time not immediately preceding or immediately succeeding times when “regular hours” service is being furnished hereunder, then, except for Tenant’s use of the Supplemental HVAC System, Tenant must request not less than five (5) hours of after-hours air-conditioning service.  Notwithstanding anything contained herein to the contrary, Landlord’s prevailing rate for the extraordinary services described herein shall be subject to increase from time to time as Landlord may reasonably determine.

8.6.2     Payment for Excess Usage.  All charges for extra utilities or services or those requested outside business hours shall be due at the same time as the installment of Base Rent with which the same are billed, or if billed separately, shall be due within twenty (20) days after such billing.

8.6.3     Changes in HVAC System.  Use of the Premises, or any part thereof, in a manner exceeding the design conditions (including occupancy and connected electrical load) for the heating or cooling units in the Premises, or rearrangement of partitioning which interferes with normal operation of the HVAC system in the Premises, may require changes in the HVAC system servicing the Premises.  Such changes shall be made by Tenant, at its expense, as Tenant’s Changes pursuant to Article 9.  Except for thermostats fitted with externally accessible adjustments, Tenant shall not change or adjust any closed or sealed thermostat or other element of the HVAC system without Landlord’s express prior written consent.

8.6.4     Separate Metering.  Landlord may install and operate meters or any other reasonable system for monitoring or estimating any services or utilities used by Tenant in excess of those required to be provided by Landlord under this Article 8 (including a system for Landlord’s engineer reasonably to estimate any such excess usage).  If such system indicates such excess services or utilities, Tenant shall pay Landlord’s reasonable charges for installing and operating such system and any supplementary air-conditioning, ventilation, heat, electrical, or other systems or equipment (or adjustments or modifications to the existing Systems and Equipment), and Landlord’s reasonable charges for such amount of excess services or utilities used by Tenant.  If Tenant’s use of extra utilities or services causes Landlord’s regulated baseline quantities of water, gas, electricity, or any other utility or service to be exceeded, Tenant shall pay for such excess quantities of such utilities or services at the rate which is imposed upon Landlord for quantities in excess of the regulated baseline.  In addition, Tenant shall pay prior to delinquency any fine or penalty which may be imposed upon or assessed against Landlord or the Building or the Property by virtue of Tenant’s excess usage of any services or utilities, including water, gas, and electricity.

8.7               INTERRUPTION OF SERVICES.  Landlord does not warrant that any services or utilities provided hereunder for Tenant’s use in the Premises will be free from shortages, failures, variations, or

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

interruptions caused by repairs, maintenance, replacements, improvements, alterations, changes of service, strikes, lockouts, labor controversies, accidents, inability to obtain services, fuel, steam, water or supplies, governmental requirements or requests, or other causes beyond Landlord’s reasonable control, including interference with light or other incorporeal hereditaments and any interruption in services or any failure to provide services to Landlord by a designated utility company at the demarcation point at which Landlord accepts responsibility for such service or at any point prior thereto, which interference impedes Landlord in furnishing plumbing, HVAC, electrical, sanitary, life safety, elevator, telecommunications, or other Building services, utilities, or the Systems and Equipment.  None of the same shall be deemed an eviction or disturbance of Tenant’s use and possession of the Premises or any part thereof, shall render Landlord liable to Tenant for abatement of Rent, or shall relieve Tenant from performance of Tenant’s obligations under this Lease.  Landlord in no event shall be liable for damages by reason of loss of profits, business interruption, or other compensatory or consequential damages.

8.8               SAFETY AND SECURITY DEVICES, SERVICES, AND PROGRAMS.  The parties acknowledge that safety and security devices, services, and programs provided by Landlord, if any, while intended to deter crime and ensure safety, may not in given instances prevent theft or other criminal acts or ensure safety of persons or property, and such devices, services and programs shall not under any circumstances be deemed to be a guaranty, representation, or warranty by Landlord to Tenant or any third parties as to the safety or protection of person or property.  The risk that any safety or security device, service, or program may not be effective, or may malfunction, or be circumvented by a criminal, is assumed by Tenant with respect to Tenant’s property and interests; and Tenant shall obtain insurance coverage to the extent Tenant desires protection against such criminal acts and other losses, as further described in Article 14.  Tenant agrees to coöperate in any reasonable safety or security program developed by Landlord or required by Law.

9       TENANT’S CHANGES

9.1               TENANT’S REQUESTED CHANGES.  Tenant may, subject to § 9.2 below, from time to time during the Term of this Lease, at its expense, make such alterations, additions, installations, substitutions, improvements, and decorations (collectively “Tenant’s Changes”) in and to the Premises as Tenant may reasonably consider necessary for the conduct of its business in the Premises (except for changes which would require modification of the Property outside the Premises), on the following conditions:

(a)               the outside appearance or the strength of the Building or of any of its structural parts shall not be affected, and Tenant shall cause no penetration of the roof or the exterior fabric of the Building;

(b)               no part of the Building outside of the Premises shall be physically affected;

(c)               the proper functioning of any of the Systems and Equipment shall not be adversely affected, and the usage of such systems by Tenant shall not be increased;

(d)               no such change shall require the addition of new INC riser cable or expand the number of telephone pairs dedicated to the Premises by the Buildings’ telecommunications engineering design;

(e)               in performing the work involved in making such changes, Tenant shall be bound by and observe all of the conditions and covenants contained in the following sections of this Article 9; and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(f)                 with respect to Tenant’s Changes, Tenant shall make all arrangements for use of the freight elevators servicing the Premises.

9.2               PLANS AND APPROVAL.  Before proceeding with any Tenant’s Changes, Tenant shall advise Landlord thereof.  All work to be performed in the Building shall be performed by the Contractor on the basis of plans and drawings prepared by the Landlord’s Architect (as defined in and in the manner stated in the Work Letter Agreement).  If Landlord grants permission for Tenant to utilize another architect for its Changes, before proceeding with any Tenant’s Changes, Tenant shall submit to Landlord plans and specifications and all changes and revisions thereto for the work to be done for Landlord’s reasonable approval; and Tenant shall, upon demand of Landlord, pay to Landlord the reasonable costs incurred and paid to third parties by Landlord for the review of such plans and specifications and all changes and revisions thereto by its architect, engineer, and other consultants.  Landlord may as a condition of its approval require Tenant to make reasonable revisions in and to the plans and specifications.  Landlord may require Tenant to post a bond or other security reasonably satisfactory to Landlord to insure the completion of such change.  If Landlord consents to any Tenant’s Changes or supervises the work of constructing any Tenant’s Changes, such consent or supervision shall not be deemed a warranty as to the adequacy of the design, workmanship, or quality of materials, and Landlord hereby expressly disclaims any responsibility or liability for the same.  Landlord shall under no circumstances have any obligation to repair, maintain, or replace any portion of such work.  Notwithstanding anything to the contrary herein,  Landlord shall not unreasonably withhold its consent to any request of Tenant at its own expense and subject to § 8.6.3 above at any time during the Term to install additional supplemental HVAC in the Premises to the same specifications as applied to the installation of Tenant’s Supplemental HVAC under § 3.2(ii) above.

9.2.1     As-Built Plans.  Within thirty (30) days after completion of Tenant’s Changes requiring the submission of plans to Landlord, Tenant shall furnish to Landlord a complete set of “as-built” plans and specifications.

9.3               PERMITS AND PERFORMANCE.  Tenant, at its expense, shall obtain all necessary governmental permits and certificates for the commencement and prosecution of Tenant’s Changes and for final approval thereof upon completion and shall furnish copies thereof to Landlord.  Tenant shall cause Tenant’s Changes to be performed in compliance therewith and with all applicable Laws and requirements of public authorities and with all applicable requirements of insurance bodies, and in good and workmanlike manner, using new materials and equipment at least equal in quality and class to the original installations in the Premises.  Tenant’s Changes shall be performed in such manner as not unreasonably to interfere with, delay, or impose any additional expense upon Landlord in the renovation, maintenance, or operation of the Property or any portion thereof, unless Tenant shall indemnify Landlord therefor to the latter’s reasonable satisfaction.

9.4               CONTRACTORS.  All electrical, mechanical, and plumbing work in connection with Tenant’s Changes shall be performed by Contractors at Tenant’s expense.  If Tenant shall request any electrical, mechanical, or plumbing work in connection with Tenant’s Changes, Landlord shall request the Contractors to furnish Tenant with prices to perform the same prior to prosecuting same.  In addition to the foregoing, and notwithstanding anything to the contrary in this Article 9, Landlord may, at Landlord’s option, require that the work of constructing any Tenant’s Changes be performed by the Contractor.

9.5               SUPERVISION AND FEE.  Landlord may require that all work of constructing Tenant’s Changes be performed under Landlord’s supervision.  Tenant shall pay to Landlord upon completion of any such work by the Contractor an administrative fee of five percent (5%) of the cost of the work, to cover

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Landlord’s overhead in reviewing Tenant’s plans and specifications and performing any supervision of the work of Tenant’s Changes.

9.6               RESTORATION OF FIXTURES.  If any of Tenant’s Changes shall involve the removal of any fixtures, equipment, or other property in the Premises which are not Tenant’s Property (as defined in Article 10), such fixtures, equipment, or other property shall be promptly replaced, at Tenant’s expense, with new fixtures, equipment, or other property (as the case may be) of like utility and at least equal value, unless Landlord shall otherwise expressly consent in writing; and Tenant shall, upon Landlord’s request made at the time of Tenant’s submittal of Tenant’s plans for Tenant’s Changes, store and preserve, at Tenant’s sole cost and expense, any such fixtures, equipment or property so removed and shall return same to Landlord upon the expiration or sooner termination of this Lease.

9.7               MECHANIC’S LIENS.  Tenant shall keep the Property and Premises free from any mechanic’s, materialman’s, or similar liens or other such encumbrances, including the liens of any security interest in, conditional sales of, or chattel mortgages upon, any materials, fixtures, or articles so installed in and constituting part of the Premises, in connection with any Tenant’s Changes on or respecting the Premises not performed by or at the request of Landlord and shall indemnify, defend, protect, and hold Landlord harmless from and against any claims, liabilities, judgements, or costs (including reasonable attorneys’ fees) arising out of the same or in connection with any such lien, security interest, conditional sale or chattel mortgage or any action or proceeding brought thereon.  Tenant shall give Landlord written notice at least twenty (20) days prior to the commencement of work on any Tenant’s Change in the Premises (or such additional time as may be necessary under applicable Laws), in order to afford Landlord the opportunity of posting and recording appropriate notices of nonresponsibility.  Tenant shall remove any such lien or encumbrance by bond or otherwise within thirty (30) days after written notice by Landlord or at the conclusion of any contested matter not resolved in Tenant’s favor; and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof.  The amount so paid shall be deemed Additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease.  Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord’s title to the Property or Premises to any liens or encumbrances, whether claimed by operation of law or express or implied contract.  Any claim to a lien or encumbrance upon the Property or Premises arising in connection with any Work on or respecting the Premises not performed by or at the request of Landlord shall be null and void, or, at Landlord’s option, shall attach only against Tenant’s interest in the Premises and shall in all respects be subordinate to Landlord’s title to the Property and Premises.

9.8               NOTICES OF VIOLATION.  Tenant, at its expense, and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with Tenant’s Changes which shall be issued by any governmental, public, or quasi-public authority having or asserting jurisdiction.  However, nothing herein contained shall prevent Tenant from contesting, in good faith and at its own expense, any such notice of violation, provided that Landlord’s rights hereunder are in no way compromised or diminished thereby.

9.9               INDUSTRIAL RELATIONS.  Tenant agrees that the exercise of its rights pursuant to the provisions of this Article 9 or any other provision of this Lease shall not be done in a manner which would create any work stoppage, picketing, labor disruption, or dispute or violate Landlord’s union contracts affecting the Property and/or Complex or unreasonably interfere with the business of Landlord or any Tenant or occupant of the Building.  Tenant shall, immediately upon notice from Landlord, cease any activity, whether or not permitted by this Lease, giving rise to such condition.  If Tenant fails to do so, Landlord,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

in addition to any rights available to it under this Lease and pursuant to Law, shall have the right to an ex parte injunction without notice.

10     TENANT’S PROPERTY

10.1        FIXTURES AND IMPROVEMENTS.  All fixtures, equipment, improvements, alterations, and appurtenances attached to or built into the Premises at the commencement of or during the Term of this Lease, including cabinets, sinks, faucets, appliances, hot water heaters, etc. (collectively “Improvements”), whether or not by or at the expense of Tenant, shall be and remain a part of the Premises, shall be deemed the property of Landlord, and shall not be removed by Tenant, except as expressly provided in Article 11 below.

10.2        TENANT’S PROPERTY AND TRADE FIXTURES.  All movable partitions, trade fixtures, office machinery and equipment, communications equipment, and computer equipment (whether or not attached to or built into the Premises) which are installed in the Premises by or for the account of Tenant, without expense to Landlord and which can be removed without structural damage to the Property, and all furniture, furnishings, and other articles of movable personal property owned by Tenant and located in the Premises (collectively “Tenant’s Property”) shall be and shall remain the property of Tenant and may be removed by it at any time during the Term of this Lease; provided that if any of Tenant’s Property is removed, Tenant or any party or person entitled to remove same shall repair or pay the cost of repairing any damage to the Premises or to the Property resulting from such removal.  Any equipment or other property for which Landlord shall have granted any allowance or credit to Tenant or which has replaced such items originally provided by Landlord at Landlord’s expense shall not be deemed to have been installed by or for the account of Tenant, without expense to Landlord, and shall not be considered Tenant’s Property.

11     CONDITION UPON SURRENDER

11.1        CONDITION AND RESTORATION.  At or before the Expiration Date or the date of any earlier termination of this Lease, or as promptly as practicable after such an earlier termination date, Tenant, at its expense, shall do all of the following:

(a)               surrender possession of the Premises in the condition required under § 12.1 below, ordinary wear and tear  and damage from casualty or condemnation excepted;

(b)               surrender all keys, any key cards, and any parking stickers or cards to Landlord and give Landlord in writing the combinations of any locks or vaults then remaining in the Premises;

(c)               remove from the Premises all of Tenant’s Property, except such items thereof as Tenant shall have expressly agreed in writing with Landlord were to remain and to become the property of Landlord; and

(d)               fully repair any damage to the Premises or the Property resulting from such removal.

Tenant’s obligations herein shall survive the expiration or earlier termination of the Lease, unless expressly provided to the contrary herein.  All Improvements and other items in or upon the Premises (except Tenant’s Property), whether installed by Tenant or Landlord, shall be Landlord’s property and shall remain upon the Premises, all without compensation, setoff, allowance, or credit to Tenant;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

provided, however, that if, when consent for the installation of the Improvements is requested, Landlord so directs by notice, Tenant shall promptly remove such of the Improvements in the Premises as are designated in such notice and shall restore the Premises to their condition prior to the installation of such Improvements.  Notwithstanding the foregoing, Landlord shall not require removal of customary office improvements and server rooms installed pursuant to the Work Letter Agreement, if any (except as expressly provided to the contrary therein), or installed by Tenant with Landlord’s written approval (except as expressly required by Landlord in connection with granting such approval).

11.2        TENANT’S FAILURE TO REMOVE OR RESTORE.  If Tenant shall fail to perform any repairs or restoration or fail to remove any items from the Premises as required under this Article 11, Landlord may do so, and Tenant shall pay Landlord the cost thereof upon demand.  All property removed from the Premises by Landlord pursuant to any provisions of this Lease or any Law may be handled or stored by Landlord at Tenant’s expense, and Landlord shall in no event be responsible for the value, preservation, or safekeeping thereof.  All property not removed from the Premises or retaken from storage by Tenant within thirty (30) days after expiration or earlier termination of this Lease or Tenant’s right to possession shall at Landlord’s option be conclusively deemed to have been conveyed by Tenant to Landlord as if by bill of sale without payment by Landlord.  Unless prohibited by applicable Laws, Landlord shall have a lien against such property for the costs incurred in removing and storing the same.

12     REPAIRS AND MAINTENANCE

12.1        TENANT’S CARE OF PREMISES.  Except for customary cleaning and trash removal provided by Landlord under § 8.1 above and damage covered under Article 15, Tenant shall keep the interior of the Premises in good and sanitary condition, working order, and repair, including carpet, wall-covering, doors pertinent to and within the Premises, plumbing, all telecommunications cables and wiring within Tenant’s Premises (“IW”) from the interface of such IW with the INC, and other fixtures, equipment, alterations, and improvements, whether installed by Landlord or Tenant.  In addition, Tenant, at its expense, shall promptly make all repairs, ordinary or extraordinary, interior or exterior, structural or otherwise, in and about the Premises and the Property, as shall be required by reason of (a) the performance or existence of Tenant’s Work or Tenant’s Changes; (b) the installation, use, or operation of Tenant’s Property in the Premises; (c) the moving of Tenant’s Property in or out of the Building; or (d) the misuse or neglect of Tenant or any of its employees, agents, or contractors.  Tenant, at its expense, shall replace all scratched, damaged, or broken doors or other glass in or about the Premises and shall be responsible for all repairs, maintenance, and replacement of wall and floor coverings in the Premises and for the repair and maintenance of all non-Building-standard lighting fixtures therein.  All repairs except for emergency repairs made by Tenant as provided herein shall be performed by Contractors.  If Tenant does not promptly make such arrangements, Landlord may, but need not, make such repairs, maintenance, and replacements, and the costs paid or incurred by Landlord therefor shall be reimbursed by Tenant promptly after request by Landlord.  Notwithstanding anything to the contrary herein,  Tenant shall be responsible for cleaning the bottom surface of the interior roof skylight in the Premises and the top surface of the associated lantern at least once every two (2) calendars year during the Term.

12.2        LANDLORD’S CARE OF COMPLEX.  Landlord, at its expense, shall keep and maintain the common areas of the Complex and the Systems and Equipment serving the Premises in good working order, condition, and repair and shall make all repairs, structural and otherwise, interior and exterior, as and when needed in or about the Complex and the Premises, except for those repairs for which Tenant is responsible pursuant to § 12.1 above or any other provisions of this Lease.  Landlord shall maintain and repair all INC in the Building, and Tenant shall have no right to make repairs to INC.  The cost of Landlord’s maintenance and repairs pursuant to this Article 12 shall be reimbursed to Landlord to the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

extent provided in Article 4 above.  Landlord, at its sole cost and expense, which expense shall not be passed through to Tenant as an Operating Expense, shall repair all exterior walls of the Building to prevent wind and water infiltration no later than three (3) months after the Commencement Date.  Landlord shall provide notice to Tenant when any work is being done to the electrical system of the Building that might affect the Premises.

12.3        WAIVER BY TENANT.  Tenant waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord’s expense or to terminate this Lease because of Landlord’s failure to keep the Premises in good order, condition, and repair.

13     RULES AND REGULATIONS

13.1        OBSERVANCE AND MODIFICATION.  Tenant and its employees and agents shall faithfully observe and comply with the Rules and Regulations attached hereto as Exhibit C (the “Rules”) and such reasonable changes therein (whether by modification, elimination, or addition) as Landlord at any time or times hereafter may make and communicate in writing to Tenant, so long as such changes do not unreasonably affect the conduct of Tenant’s business in the Premises, except as required by any applicable Law and are consistently applied to all occupants; provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and any of the Rules as originally promulgated or as changed, the provisions of this Lease shall control.

13.2        APPLICATION TO TENANT.  Nothing in this Lease shall be construed to impose upon Landlord any obligation to Tenant to enforce the Rules or the terms, covenants, or conditions in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant or its employees, agents, or visitors.

14     INSURANCE AND INDEMNIFICATION

14.1        TENANT’S INSURANCE.  Tenant shall obtain and maintain in effect at all times during Tenant’s possession of the Premises the following insurance coverages and policies:

14.1.1                     Liability Insurance.  Tenant shall maintain a policy of commercial general liability insurance, which shall include coverages for (a) personal injury; (b) broad-form contractual liability; (c) owner’s (i.e., Tenant’s) & contractor’s protective; (d) automobile liability; and (e) broad-form property damage liability.  The minimum limits of liability shall be a combined single limit with respect to each occurrence of not less than Two Million Dollars ($2,000,000) and an aggregate limit of not less than Three Million Dollars ($3,000,000).  The policy shall contain a cross-liability endorsement and a severability of interest clause.  Tenant shall increase the insurance coverage as reasonably required by Landlord’s lender.

14.1.2                     Tenant’s Business Personal Property Insurance.  Tenant shall maintain on all of its business personal property, including valuable business papers and accounts receivable; operating supplies; inventory; and furniture, fixtures, and equipment (whether owned, leased, or rented) (collectively “Business Personal Property”) an “all risk” property damage insurance policy including coverages for earthquake damage and sprinkler leakage and containing an agreed amount endorsement (or, if applicable, a business owner’s policy with a no-coinsurance provision) in an amount not less than one hundred percent (100%) of the full replacement cost valuation of such Business Personal Property.  The proceeds from any such policy shall be used by Tenant for the replacement of such Business Personal property.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

14.1.3                              Workers’ Compensation Insurance.  Tenant shall maintain workers’ compensation insurance as required by law and employer’s liability insurance in an amount not less than Five Hundred Thousand Dollars ($500,000).

14.1.4                              Business Interruption/Extra Expense Insurance.  Tenant shall maintain business interruption or (if applicable) contingent business interruption and extra expense insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings and incurred costs attributable to the perils commonly covered by Tenant’s property insurance described in § 14.1.2 above but in no event less than the average total of Tenant’s annual gross receipts from the Premises during the three-year period immediately preceding such interruption or loss.

14.2        TENANT’S INSURANCE CRITERIA.  All insurance required to be maintained by Tenant under this Lease shall conform to the following criteria:

(i)                                    Tenant’s insurance shall be issued by insurance companies authorized to do business in the State of California with a financial rating of at least A:XIII for any property insurance and at least A-:IX for any liability insurance, as rated in the most recent edition of Best’s Insurance Reports;

(ii)                                Tenant’s insurance shall be issued as primary and noncontributory;

(iii)                            Tenant’s liability and property insurance policies shall name Tenant as the insured and Landlord, Landlord’s agents, and any Lessors and Holders (as such terms are defined in § 18.1 below) whose names shall have been furnished to Tenant as additional insureds;

(iv)                               Tenant’s insurance shall contain an endorsement requiring at least thirty (30) days’ written notice from the insurance company to each insured and additional insured before cancellation or any material change in the coverage, scope, or amount of any policy; and

(v)                                   with respect to damage to or loss of Tenant’s Business Personal Property, a waiver of subrogation must be obtained, as required under § 14.4 below.

14.2.1                              Blanket Coverage.  All of the insurance requirements set forth herein on the part of Tenant to be observed shall be deemed satisfied if the Premises are covered by a blanket insurance policy complying with the limits, requirements, and criteria contained in this Article 14 insuring all or most of Tenant’s facilities in California.

14.2.2                              Evidence of Coverage.  A duplicate original policy or a certificate of insurance shall be deposited with Landlord at the commencement of the Term or, if earlier, upon Tenant’s taking possession of the Premises; and on renewal of the policy a certificate of insurance listing the insurance coverages required hereunder and naming the appropriate additional insureds shall be deposited with Landlord not less than seven (7) days before expiration of the policy.

14.3        LANDLORD’S INSURANCE.  Landlord shall maintain “all risk” property damage insurance containing an agreed amount endorsement covering not less than one hundred percent (100%) of the full insurable replacement cost valuation of (y) the Building and the tenant improvements, betterments, and the alterations thereto; and (z) Landlord’s personal property, business papers, furniture, fixtures, and equipment (collectively “Landlord’s Property”), exclusive of the costs of excavation, foundations and footings, and risks required to be covered by Tenant’s insurance, and subject to commercially reasonable deductibles.  Landlord shall also obtain and keep in full force the following policies of insurance: (a) commercial general liability insurance with limits at lease equal to those applicable to Tenant under

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

§ 14.1.1 above; (b) loss of rent insurance (also known as rent continuation insurance); (c) workers’ compensation insurance, if required by applicable Law; and (d) such other insurance as Landlord deems appropriate or as may be required by any Holder or Lessor.  Landlord agrees to cause Tenant to be named as an additional insured under its commercial general liability insurance policy, provided that Tenant’s additional insured status shall be limited to apply only to occurrences of bodily injury and property damage caused solely by Landlord in areas of the Complex under Landlord’s exclusive control (including the common areas).

14.4        RELEASES AND WAIVERS OF SUBROGATION.  The purpose of this provision is to allow Landlord and Tenant to allocate and assume certain risks to coincide with insurance coverages required to be maintained pursuant to the terms to this Lease.  Landlord and Tenant recognize the benefit that each will receive from the waivers of subrogation each is required to obtain pursuant to this § 14.4 and that there are significant advantages to each in connection with minimizing duplication of insurance coverages.  Accordingly, Landlord and Tenant agree to accept and place the limitations which follow on each other’s respective liabilities and responsibility for damages in order to coincide with required insurance coverages.

14.4.1                              Tenant’s Property Agreement.  In light of Tenant’s agreement to insure Tenant’s Business Personal Property in accordance with § 14.1.2 above, Tenant agrees that Landlord will have no liability to Tenant in the event Landlord damages or destroys, negligently or otherwise, all or any part of Tenant’s Business Personal Property.  Tenant will cause to be placed in its insurance policies covering Tenant’s Business Personal Property a waiver of subrogation so that its insurance company will not become subrogated to Tenant’s rights and will not be able to proceed against Landlord in connection with any such damage or destruction.

14.4.2                              Landlord’s Property Agreement.  In light of Landlord’s agreement to insure Landlord’s Property in accordance with § 14.3 above, Landlord agrees that Tenant will have no liability to Landlord in the event that Tenant damages or destroys, negligently or otherwise, all or any part of Landlord’s Property.  Landlord will cause to be placed in its insurance policies covering Landlord’s Property a waiver of subrogation so that its insurance company will not become subrogated to Landlord’s rights and will not be able to proceed against Tenant in connection with any such damage or destruction.

14.4.3                              Tenant’s Release.  Landlord shall not be responsible or liable to Tenant for any damages or destruction to Tenant’s Business Personal Property caused by Landlord’s employees, agents, visitors, invitees, guests, or independent contractors (collectively “Landlord’s Associates”), and Tenant hereby releases Landlord from any claims, liabilities, demands, losses, damages, consequential damages, and the like, including reasonable attorneys’ fees and court costs (collectively “Claims”) resulting from damage or destruction to Tenant’s Business Personal Property caused directly or indirectly by Landlord and/or Landlord’s Associates; provided, however, that nothing herein shall be deemed to release Landlord’s independent contractors from any such Claims Tenant may have against Landlord’s independent contractors.

14.4.4                              Landlord’s Release.  Tenant shall not be responsible or liable to Landlord for any damages or destruction to Landlord’s Property caused by Tenant’s employees, agents, visitors, invitees, guests, or independent contractors (collectively “Tenant’s Associates”), and Landlord hereby releases Tenant from any Claims resulting from damage or destruction to Landlord’s Property caused directly or indirectly by Tenant and/or Tenant’s Associates; provided, however, that nothing herein shall be deemed to release Tenant’s independent contractors from any such Claims Landlord may have against Tenant’s independent contractors.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

14.4.5                              Damage to Business and Loss of Rents.  In light of Landlord’s agreement to carry continuation of rent insurance pursuant to § 14.3 above and Tenant’s agreement to carry business interruption insurance (extra expense insurance) in accordance with § 14.1.4 above, in the event that Landlord’s Property is damaged or destroyed because of any act or conduct, negligent or otherwise, by Tenant and/or by Tenant’s Associates, Landlord shall have no rights against Tenant by virtue of such damage or destruction, and Landlord hereby releases Tenant from all Claims, including claims for loss of rent or profits, by Landlord directly or indirectly resulting from the damage or destruction of Landlord’s Property by conduct by Tenant and/or by Tenant’s Associates.  Likewise, in the event that Tenant’s Business Personal Property is damaged or destroyed because of any act or conduct, negligent or otherwise, by Landlord and/or by Landlord’s Associates, Tenant shall have no rights against Landlord by virtue of such damage or destruction, and Tenant hereby releases Landlord from all Claims by Tenant directly or indirectly resulting from the damage or destruction to Tenant’s Business Personal Property by the conduct of Landlord and/or Landlord’s Associates, including Claims for loss of business or loss of profits.  Notwithstanding the foregoing, nothing herein shall be deemed to release Tenant’s or Landlord’s independent contractors from any liability to Tenant and/or Landlord.

14.4.6                              Injury and Death to Individuals.  Landlord and Tenant understand that waivers of subrogation do not apply to injury to and death of individuals.  Landlord and Tenant shall each carry insurance, as provided by this Article 14, in connection with injury and death to individuals.  Landlord hereby agrees to indemnify and hold Tenant harmless from any Claims which Tenant may otherwise have with respect to injury or death to individuals occurring within the Property but outside the Premises, except to the extent that such injury or death is caused by Tenant and/or Tenant’s Associates, through negligence or otherwise, and is not covered by the insurance Landlord is required to carry under this Lease.  Likewise, Tenant agrees to indemnify, defend, protect, and hold Landlord harmless from any Claims for injury or death to persons occurring within the Premises or caused, directly or indirectly, by Tenant or Tenant’s Associates outside the Premises, except to the extent such injuries or death are caused by Landlord and/or Landlord’s Associates, through negligence or otherwise, and are not covered by the insurance Tenant is required to carry under this Lease.

14.4.7                              Abatement of Rent.  Except as may be expressly provided elsewhere in this Lease, Tenant shall not be entitled to Rent abatement and shall not otherwise have, and hereby releases Landlord from, any Claims resulting from Tenant’s inability to utilize all or any part of the Premises, except to the extent that Tenant is unable to use all or any part of the Premises and does not use all or any part of the Premises as a result of Landlord’s intentional decision to refuse to provide access to the Building and/or the Premises and/or to provide services and/or utilities to Tenant as required to be provided by Landlord to Tenant pursuant to this Lease, where such refusal is not caused by a Force Majeure occurrence.

14.4.8                              Availability of Waiver of Subrogation.  If an insurance policy cannot be obtained with a waiver of subrogation or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact.  The other party shall have a period of ten (10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation at no additional cost or to agree to pay the additional premium if such a policy is obtainable at additional cost.  If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation with respect to the particular insurance involved.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

14.5        OTHER CASES OF DAMAGE OR INJURY.  In all cases not covered by the foregoing provisions of this Article 14, Tenant hereby assumes all risk of damage to property or injury to persons in, upon, or about the Premises from any cause other than the negligence or intentional misconduct of Landlord and its agent or employees.  Without limiting the generality of the foregoing, Landlord shall not be liable for injury or damage which may be sustained by the person, goods, wares, merchandise, or property of Tenant or Tenant’s Associates or any other person in or about the Premises caused by or resulting from fire, steam, electricity, gas, water or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction, or other defects of the Systems and Equipment, pipes, sprinklers, wires, INC, appliances, plumbing, heating, air-conditioning, or lighting fixtures of the same, whether the damage or injury results from conditions arising upon the Premises or upon other portions of the Property, the Complex, or from other sources.  Landlord shall not be liable for any damages arising from any act or omission of any other tenant or occupant of the Property or Complex.  In all cases not covered by the foregoing provisions of this Article 14, Tenant shall indemnify, defend, protect, and hold Landlord harmless against (a) any and all Claims arising from any death or injury to any person or damage to any property whatsoever occurring in, on, or about the Premises or any part thereof, and (b) any and all Claims occurring in, on or about any of the Common Areas, the Property, or the Complex, when such death, injury or damage is caused in whole or in part by the act, negligence, fault, or omission of any duty with respect to the same by Tenant or Tenant’s Associates.  In all cases not covered by the foregoing provisions of this Article 14, Tenant shall further indemnify, defend, protect, and hold Landlord harmless from and against any and all Claims arising from any breach or default in the performance of any obligation on Tenant’s part to be performed under this Lease, or arising from any act or negligence of Tenant or Tenant’s Associates, and from and against all reasonable costs, attorneys’ fees, expenses, and liabilities incurred in connection with any such Claim or any action or proceeding brought thereon.  In case any action or proceeding be brought against Landlord by reason of any such Claim, Tenant, upon notice from Landlord, shall defend the same at Tenant’s expense by counsel reasonably satisfactory to Landlord; provided, however, that Tenant shall not be liable in any case for damage to property or death or injury to person(s) occasioned by the negligence or intentional misconduct of Landlord or Landlord’s Associates, unless covered by insurance Tenant is required to provide.

15     DAMAGE OR DESTRUCTION

15.1        LOSSES.  If at any time prior to the expiration or termination of this Lease the Premises or the Property is wholly or partially damaged or destroyed by any casualty which renders the Premises totally or partially inaccessible or unusable by Tenant in the ordinary conduct of Tenant’s business, the parties agree that the following provisions shall modify their obligations under this Lease after such damage or destruction.

15.1.1                              Repairs Which Can Be Completed Within Six (6) Months.  Within thirty (30) days after Tenant’s written notice to Landlord of such damage or destruction, Landlord shall provide Tenant with notice of its determination of whether the damage or destruction can be repaired within six (6) months after the commencement of the work of repairing such damage or destruction without the payment of overtime or other premiums.  If all repairs to Premises or Property can, in Landlord’s reasonable judgement, be completed within six (6) months following the date of the commencement of the work of repairing such damage or destruction without the payment of overtime or other premiums, Landlord shall, at Landlord’s expense, expeditiously repair the same; and this Lease shall remain in full force and effect, except that a proportionate reduction of the Base Rent shall be allowed Tenant to the extent that the Premises shall be rendered inaccessible or unusable by Tenant and are not used by Tenant during the period of time that such portion is unusable or inaccessible and not used by Tenant.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

15.1.2                              Repairs Which Cannot Be Completed Within Six (6) Months.  If all such repairs to the Property and Premises cannot, in Landlord’s reasonable judgement, be completed within six (6) months following the commencement of the work of repairing such damage or destruction without the payment of overtime or other premiums, Landlord shall notify Tenant of such determination; and in such an event, either Landlord or Tenant may, at its option, upon written notice to the other party given within sixty (60) days after the occurrence of such damage or destruction, elect to terminate this Lease as of the date of the occurrence of such damage or destruction.  In the event that neither Landlord nor Tenant elects to terminate the Lease in accordance with the foregoing provisions, then Landlord shall, at Landlord’s expense, repair such damage or destruction; and in such event, this Lease shall continue in full force and effect, except that the Base Rent shall be proportionately reduced as provided in § 15.1.1 above; provided, however, that if any such repair is not commenced by Landlord within ninety (90) days after the occurrence of such damage or destruction or is not substantially completed by Landlord within nine (9) months after the occurrence of such damage or destruction, then in either such event Tenant may, at its option, upon written notice to Landlord, elect to terminate this Lease as of the date of Landlord’s receipt of such notice.  Notwithstanding the foregoing, Tenant shall have no right to terminate this Lease in the situation just described if all of the following conditions are met: (x) Landlord shall have informed Tenant in its notice of determination that the repair of such damage or destruction could not be substantially completed by Landlord within nine (9) months after the occurrence of such damage or destruction; (y) Tenant shall not have elected to terminate the Lease by written notice delivered to Landlord within sixty (60) days after the occurrence of such damage or destruction; and (z) Landlord shall have commenced the work of repairing such damage or destruction and diligently prosecuted the same thereafter.

15.2        DESTRUCTION DURING FINAL YEAR.  Notwithstanding anything to the contrary contained in § 15.1, if the Premises or the Building are wholly or materially damaged or destroyed within the final twelve (12) months of the Term of this Lease or, if an applicable renewal option has been exercised, during the last year of any renewal term, in such a way that Tenant shall be prevented from using the Premises for at least thirty (30) consecutive days as a result of such damage or destruction, then either Landlord or Tenant may, at the option of either, by written notice to the other party delivered within sixty (60) days after the occurrence of such damage or destruction, elect to terminate the Lease as of the date of such notice.

15.3        DESTRUCTION OF TENANT’S PROPERTY.  Under no circumstances shall Landlord be required to repair any injury or damage to, or make any repairs to or replacements of, Tenant’s Property.  However, as part of Operating Expenses, Landlord shall cause to be insured the Improvements in the Premises which do not consist of Tenant’s Property and shall cause such Improvements to be repaired and restored at Landlord’s sole expense, except that Tenant shall pay any applicable deductible.  Landlord shall have no responsibility for any contents placed or kept in or on the Premises or the Property by Tenant or Tenant’s employees or invitees or any other person claiming through Tenant.

15.4        EXCLUSIVE REMEDY.  Landlord and Tenant agree that their respective rights and obligations in the event of any damage or destruction of the Premises, Property, or Complex shall be governed exclusively by this Lease.  Tenant, as a material inducement to Landlord entering into this Lease, irrevocably waives and releases Tenant’s rights under California Civil Code §§ 1932(2), 1933(4), and 1942, as the same may be modified or replaced hereafter.  No damages, compensation, setoff, allowance, or claim shall be payable by Landlord for any inconvenience, interruption, or cessation of Tenant’s business or any annoyance arising from any damage to or destruction of all or any portion of the Premises, Property, or Complex.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

16     EMINENT DOMAIN

16.1        CONDEMNATION.  If the whole or any material part of the Premises or Property shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose; or if any adjacent property or street shall be so taken, condemned, reconfigured, or vacated by such authority in such manner as to require the use, reconstruction, or remodeling of any part of the Premises or Property; or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation (collectively “Takings”), either party shall have the option to terminate this Lease upon ninety (90) days’ notice, provided such notice is given no later than one hundred and eighty (180) days after the date of such Taking.  Tenant shall have reciprocal termination rights, on the same terms and conditions and to be exercised in the same manner as the foregoing sentence provides, if the whole or any material part of the Premises is permanently taken, or if access to the Premises is permanently materially impaired.

16.2        RENTAL APPORTIONMENT.  All Rent shall be apportioned as of the date of such termination or the date of such Taking, whichever shall first occur.  If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated.

16.3        AWARDS AND DAMAGES.  Landlord shall be entitled to receive the entire award or payment in connection with any Taking, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant’s personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Term, and for moving expenses, so long as such claim does not diminish the award available to Landlord and such claim is payable separately to Tenant.

16.4        TEMPORARY CONDEMNATION.  If part or all of the Premises are condemned for a limited period of time (“Temporary Condemnation”), this Lease shall remain in effect.  The Rent and Tenant’s obligations for the part of the Premises taken shall abate during the Temporary Condemnation in proportion to the part of the Premises that Tenant is unable to use in its business operations as a result of the Temporary Condemnation.  Landlord shall receive the entire award for any Temporary Condemnation.

17     ASSIGNMENT AND SUBLETTING

17.1        CONSENT REQUIRED FOR TRANSFER.  Except as otherwise provided herein, Tenant agrees that it shall not assign, sublet, mortgage, hypothecate, or encumber this Lease, nor permit or allow the Premises or any part thereof to be used or occupied by others, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, conditioned, or delayed in accordance with the criteria herein established.  The actions described in the foregoing sentence are referred to collectively herein as “Transfers” and individually as a “Transfer.”  If the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the subtenant or occupant and apply the net amount collected to the Rent herein reserved; but no Transfer, occupancy, or collection shall be deemed a waiver of the provisions hereof, the acceptance of the subtenant or occupant as tenant, or a release of Tenant from the further performance hereunder by Tenant.  The consent by Landlord to a Transfer shall not relieve Tenant from obtaining the Landlord’s express written consent to any further Transfer.  In no event shall any permitted sublessee assign or encumber its sublease or further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord’s prior written consent in each instance.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

17.1.1                              Corporate Transferor.  If Tenant is a corporation, the provisions of § 17.1 shall apply to a transfer (by one or more transfers) of a majority of the stock of Tenant as if such transfer of a majority of the stock of Tenant were an assignment of this Lease.

17.2        NOTICE OF INTENT TO TRANSFER.  If Tenant shall at any time or times during the Term of this Lease desire to assign this Lease or sublet all or part of the Premises, Tenant shall give notice thereof (the “Transfer Notice”) to Landlord, which notice shall set forth all of the following:

(a)                                  the proposed terms of the assignment or subletting, including (i) the effective or commencement date thereof, which shall be not less than thirty (30) nor more than one hundred eighty (180) days after the giving of such notice; (ii) in the case of a proposed assignment, the consideration therefor; and (iii) in the case of a proposed subletting, the rental rate to be paid by the proposed subtenant (including any escalation or Additional Rent payable), the term of the proposed sublease (including any renewal options), any work to be performed or paid for by Tenant, the amount of any security deposit, the cost and extent of any so-called “take-over” obligations to be assumed by Tenant on behalf of such subtenant, the amount of any rent concessions to be granted by Tenant, and any other additional monetary or so-called “business” terms or conditions;

(b)                                 a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business, and its proposed use of the Premises; and

(c)                                  current financial information with respect to the proposed assignee or subtenant, including its most recent financial report, and any other information which may reasonably be required by Landlord.

17.3        CONDITIONS OF CONSENT.  Providing that Tenant is not in default of any of Tenant’s material obligations under this Lease after notice and the expiration of any applicable grace period, Landlord’s consent (which must be in writing and in form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld or delayed, provided the following conditions are met:

(a)                                  Tenant shall have complied with the provisions of § 17.2 above;

(b)                                 In Landlord’s reasonable judgement the proposed assignee or subtenant is engaged in a business which would use the Premises, or the relevant part thereof, in a manner which is in keeping with the then-current standards of the Building, is limited to the use expressly permitted under this Lease, and will not violate any negative covenant or other restriction or agreement as to use contained in any other lease of space in the Complex;

(c)                                  The proposed assignee or subtenant has not been convicted of fraud or illegality and has reasonably sufficient financial worth considering the responsibility involved (and in no event of less financial standing than Tenant, if the proposed Transfer is for the entirety of the Premises), is not subject to any toxic or hazardous materials cleanup order with respect to any other property, and Landlord has been furnished with reasonable proof thereof;

(d)                                 Neither the proposed assignee or sublessee nor any person which, directly or indirectly, controls, is controlled by, or is under common control with, the proposed

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

assignee or sublessee or any person who controls the proposed assignee or sublessee, is then an occupant of any part of the Complex, provided Landlord then has suitable space in the Complex available for leasing.  For purposes of this Lease control shall be deemed to mean ownership of more than fifty percent (50%) of all the voting stock of a corporation or more than fifty percent (50%) of all the legal and equitable interest in any other business entity;

(e)                                  The proposed assignee or sublessee is not a person or entity with whom Landlord is then negotiating to lease space in the Building;

(f)                                    The form of the proposed lease shall be in form reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article 17;

(g)                                 There shall not be more than three (3) subtenants (not including the Permitted Occupant (as defined in § 17.13 below) of the Premises);

(h)                                 Tenant shall reimburse Landlord on demand for any reasonable costs that may be incurred or paid by Landlord to third persons in connection with said assignment or sublease, including costs of making investigations as to the acceptability of the proposed assignee or subtenant and legal costs incurred in connection with the granting of any requested consent; and

(i)                                     Tenant shall not have advertised or publicized in any way the availability of the Premises without prior notice to and approval by Landlord, nor shall any advertisement state the name (as distinguished from the address) of the Complex or the rental rate;

(j)                                     The sublease shall not allow the use of the Premises or any part thereof for (i) the sale of food for on or off-premises consumption or (ii) use by a foreign or domestic governmental agency.

17.4        CONTINUATION OF LEASE TERMS.  Each subletting pursuant to this Article 17 shall be subject to all of the covenants, agreements, terms, provisions, and conditions contained in this Lease.  Notwithstanding any such subletting to any other subtenant and/or acceptance of Rent by Landlord from any subtenant, Tenant shall remain liable for the payment of the Base Rent and Additional Rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions, and conditions contained in this Lease on the part of Tenant to be performed and all acts and omissions of any licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this Lease; and any such violation shall be deemed to be a violation by Tenant.  Tenant further agrees that notwithstanding any such subletting, no other and further subletting of the Premises by Tenant or any person or entity claiming through or under Tenant shall or will be made except upon compliance with and subject to the provisions of this Article 17.

17.5        LAPSE OF CONSENT.  In the event that Landlord consents to a proposed Transfer described in the Transfer Notice and Tenant fails to execute and deliver the assignment or sublease described in the Transfer Notice to which Landlord consented within one hundred twenty (120) days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of § 17.2 above before assigning this Lease or subletting all or part of the Premises.

17.6        TRANSFER DOCUMENTATION.  With respect to each and every Transfer authorized by Landlord under the provisions of this Lease, it is further agreed as follows:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a)                                  no subletting shall be for a term ending later than one day prior to the Expiration Date of this Lease;

(b)                                 no sublease shall be valid, and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord;

(c)                                  each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination (whether by voluntary surrender or otherwise), re-entry, or dispossession by Landlord under this Lease, Landlord may, at its option, take over all of the right, title, and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord’s option, attorn to Landlord pursuant to the then-executory provisions of such sublease, except that Landlord shall not be (i) liable for any previous act or omission of Tenant under such sublease; (ii) subject to any offset, credit, or allowance not expressly provided in such sublease which theretofore accrued to such subtenant against Tenant or (iii) bound by any previous modification of such sublease or by any previous prepayment of more than one month’s rentals; and

(d)                                 each assignment or sublease document must provide that the assignee or subtenant expressly assumes all obligations of the Tenant under the Lease as joint and several obligations without any release of Tenant.

17.7        TRANSFER PREMIUM.  If Landlord shall give its consent to any assignment of this Lease or to any sublease, Tenant shall in consideration therefor pay to Landlord, as Additional Rent, the following amounts (collectively the “Transfer Premium”):

(a)                                  in the case of an assignment, an amount equal to fifty percent (50%) of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment, including sums paid for the sale of Tenant’s Property, but excluding the following: (i) in the case of a sale of Tenant’s Property, the then-current net unamortized or undepreciated cost thereof determined on the basis of Tenant’s federal income tax returns; (ii) then-customary brokerage commissions being paid by Landlord for leasing of space in the Building or, if less, the brokerage commission paid by Tenant in connection with the assignment; (iii) reasonable legal fees and disbursements; and (iv) reasonable amounts paid by Tenant for tenant improvements constructed for the assignee; and

(b)                                 in the case of a sublease, fifty percent (50%) of any rents, additional charge, or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the Base Rent and Additional Rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof, including sums paid for the sale or rental of Tenant’s Property, but excluding the following: (i) in the case of the sale or lease of Tenant’s Property, the then-current net unamortized or undepreciated cost thereof determined on the basis of Tenant’s federal income tax returns; (ii) then-customary brokerage commissions being paid by Landlord for leasing of space in the Building or, if less, the brokerage commission paid by Tenant in connection with the sublease; (iii) reasonable legal fees and disbursements; and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(iv) reasonable amounts paid by Tenant for tenant improvements constructed for the subtenant.

The sums payable as the Transfer Premium under this § 17.7 shall be paid to Landlord as and when payable by the subtenant or assignee to Tenant.

17.8        ASSUMPTION BY TRANSFEREE   Any Transfer, whether made with Landlord’s consent pursuant to § 17.1 or without Landlord’s consent pursuant to § 17.1.1, shall be made only if, and shall not be effective until, the assignee or subtenant shall execute, acknowledge, and deliver to Landlord an agreement in form and substance satisfactory to Landlord under which the assignee or transferee shall assume the obligations of this Lease on the part of Tenant to be performed or observed, from and after the date of Transfer, and whereby the assignee or transferee shall agree that the provisions in § 17.1 shall, notwithstanding such Transfer, continue to be binding upon it in respect of all future Transfers.  The original named Tenant covenants that, notwithstanding any Transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Base Rent and/or Additional Rent by Landlord from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the Base Rent and Additional Rent and for the other obligations of this Lease on the part of Tenant to be performed or observed.

17.9        WAIVER OR DISCHARGE.  The parties agree that it shall be reasonable for Landlord to refuse its consent to any proposed Transfer in connection with which Tenant also seeks a release.

17.10                           LISTING OF NAME.  The listing of any name other than that of Tenant, whether on the doors of the Premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises, nor shall it be deemed to be the consent of Landlord to any Transfer of this Lease or to any sublease of the Premises or to the use or occupancy of the Premises by others.

17.11                           NET PROFITS AGREEMENT.  Anything contained in the foregoing provisions of this Article 17 to the contrary notwithstanding, neither Tenant nor any other person or entity having an interest in the possession, use, occupancy, or utilization of the Premises shall enter into any lease, sublease, license, concession, or other agreement for use, occupancy, or utilization of space in the Premises which provides for rental or other payment for such use, occupancy, or utilization based, in whole or in part, on the net income or profits derived by any person from the premises leased, used, occupied, or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales); and any such purported lease, sublease, license, concession, or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy, or utilization of any part of the Premises.

17.12                           AFFILIATES.  Notwithstanding anything to the contrary in this Article 17, Landlord’s consent shall not be required in the event Tenant desires to assign this Lease or sublet the Premises or any portion thereof to any corporation or entity which controls, is controlled by, or is under common control with Tenant, provided and subject to the following conditions:

(a)                                  Tenant shall not be in default of any of the material terms, covenants, or conditions on Tenant’s part to observe or perform hereunder beyond all applicable notice and cure periods;

(b)                                 such sublet or assignment shall be subject to all of the terms, covenants, and conditions of this Lease;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)                                  Tenant shall notify Landlord of such sublet or assignment in accordance with § 17.2 hereof and furnish Landlord with reasonably satisfactory evidence that such sublessee or assignee controls, is controlled by, or is under common control with Tenant; and

(d)                                 in the event of such merger, consolidation, or transfer of substantially all of Tenant’s assets, the successor to Tenant has a net worth, computed in accordance with generally-accepted accounting principles, at least equal to the greater of (i) the net worth of Tenant immediately prior to such merger, consolidation, or transfer or (ii) the net worth of Tenant herein named on the date of this Lease; and proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction.

As used herein, the terms control and common control shall be deemed to mean that the ownership of fifty percent (50%) or more of all of the issued and outstanding voting shares of such corporation, or fifty percent (50%) or more of all the legal and equitable interest in any such business entities.

17.13                           PERMITTED OCCUPANTS.  Landlord hereby agrees that the provisions of this Article 17 shall not apply to the shared occupancy of individual offices in the Premises with Tenant by individuals renting not more than one (1) such office (the “Permitted Occupant”), provided that the space occupied by the Permitted Occupant shall not be separately demised or contain separate entrances, demarcations, or reception areas and the occupancy by the Permitted Occupant shall be upon and subject to all of the terms and conditions of this Lease.

18     SUBORDINATION AND ATTORNMENT

18.1        SUBORDINATION OF LEASE.  This Lease and all rights of Tenant hereunder are and shall be subject and subordinate in all respects to (a) all ground leases, overriding leases, and underlying leases of the Building, Property, and/or the Complex now or hereafter existing; (b) all mortgages which may now or hereafter affect the Building, Property, or Complex and any of such leases, whether or not such mortgages shall also cover other lands and/or buildings; (c) each and every advance made or hereafter to be made under such mortgages; and (d) to all renewals, modifications, replacements, and extensions of such leases and such mortgages and spreaders and consolidations of such mortgages.  This § 18.1 shall be self-operative, and no further instrument of subordination shall be required.  In confirmation of such subordination, Tenant shall promptly execute and deliver any instrument that Landlord, the lessor of any such lease or the holder (“Holder”) of any such mortgage or any of their respective successors in interest may reasonably request to evidence such subordination, so long as such instrument provides that Tenant’s use and occupancy of the Premises shall not be disturbed in the absence of a material default.  The leases to which this Lease is, at the time referred to, subject and subordinate pursuant to this Article 18 are hereinafter sometimes referred to as “Superior Leases”; the mortgages to which this Lease is, at the time referred to, subject and subordinate are hereinafter sometimes referred to as “Superior Mortgages”; and the lessor of a superior lease or its successor in interest at the time referred to is sometimes hereinafter referred to as a “Lessor.”  Notwithstanding the foregoing, Tenant agrees, upon written request from Landlord or any Holder or Lessor, to reorder the relative priority of the Lease with respect to any particular Superior Mortgage or Superior Lease so as to subordinate the lien of any such Superior Mortgage or Superior Lease to the Lease.  Tenant agrees to execute any instrument which Landlord or any Holder or Lessor may present in order to effect such prioritization of the Lease, provided that such instrument does not modify any material term of the Lease or increase Tenant’s obligations thereunder.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

18.1.1              Nondisturbance Agreement.  Landlord agrees that it will use reasonable efforts to obtain a nondisturbance agreement for the benefit of Tenant from the Holder(s) of any Superior Lease(s) or Superior Mortgage(s) now existing or hereafter created during the Term of this Lease.  Such nondisturbance agreement shall provide, in effect, that so long as there exists no Event of Default, and provided Tenant attorns as herein specified, the following terms shall govern such attornment, subject to the terms of § 18.3 below:

(a)          Tenant’s rights as set forth in the Lease shall not be affected or terminated;

(b)          Tenant’s possession of the Premises shall not be disturbed;

(c)          no action or proceeding shall be commenced to remove or evict Tenant solely by virtue of such Successor Landlord’s succession to the rights of Landlord under the Lease;

(d)          this Lease shall at all times continue in full force and effect notwithstanding the foreclosure of the Superior Mortgage prior to the expiration or termination of this Lease;

(e)          Tenant shall pay Rent to said Holder or Lessor from the date of said attornment; and

(f)            such Holder or Lessor shall not be responsible to Tenant under this Lease, except as to obligations accruing subsequent to the date of such attornment.

The inability of Landlord to obtain such a nondisturbance agreement as referred to in the preceding sentence shall not be deemed a default on Landlord’s part of its obligations under the Lease or affect the validity thereof or create any claim in favor of Tenant against Landlord by reason thereof.

18.2                        NOTICE AND CURE RIGHT.  In the event of any action or omission of Landlord which would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this Lease, or to claim a partial or total eviction, Tenant shall not exercise such right unless and until (i) Tenant shall have given written notice of such act or omission to the Holder of each Superior Mortgage and the Lessor of each Superior Lease whose name and address shall previously have been furnished to Tenant in writing; and (ii) unless such act or omission shall be one which is not capable of being remedied by Landlord or such mortgage Holder or Lessor within a reasonable period of time, a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Holder or Lessor shall have become entitled under such Superior Mortgage or Superior Lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice, to effect such remedy), provided such Holder or Lessor shall with due diligence give Tenant written notice of intention to remedy such act or omission and shall thereafter diligently and continuously prosecute such cure to completion.

18.3                        ATTORNMENT.  If the Lessor of a Superior Lease or the Holder of a Superior Mortgage shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, then at the request of such party so succeeding to Landlord’s rights or other person having or acquiring title by virtue of such foreclosure or termination (herein sometimes referred to as “Successor Landlord”) and upon such Successor Landlord’s written agreement to accept Tenant’s attornment, Tenant shall attorn to and recognize such Successor Landlord as Tenant’s landlord under this Lease and shall promptly execute and deliver any instrument that such Successor Landlord may reasonably request to evidence such attornment, so long as such instrument provides for nondisturbance

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of Tenant’s use and occupancy of the Premises in the absence of material default. Upon such attornment this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions, and covenants in this Lease, except as follows:

(a)                  the Successor Landlord shall not be liable for any previous act or omission of Landlord under this Lease;

(b)                 the Successor Landlord shall not be subject to any offset (unless expressly provided for in this Lease) which shall have theretofore accrued to Tenant against Landlord;

(c)                  the Successor Landlord shall not be bound by any previous modification of this Lease, unless expressly provided for in this Lease, or by any previous prepayment of more than one month’s Base Rent, unless such modification or prepayment shall have been expressly approved in writing by the Lessor of the Superior Lease or the Holder of the Superior Mortgage through or by reason of which the Successor Landlord shall have succeeded to the rights of Landlord under this Lease.

19     FINANCING REQUIREMENTS

19.1                        LENDER-REQUESTED MODIFICATIONS.  If, in connection with obtaining financing or refinancing for the Property or Complex a prospective lender shall request reasonable modifications to this Lease as a condition to such financing or refinancing, Tenant shall not withhold, delay, or unreasonably condition its consent thereto, so long as such modifications do not materially increase Tenant’s obligations under the Lease or materially adversely affect any of Tenant’s rights.  It is agreed that, among the modifications which shall be deemed reasonable, are modifications to the subordination and attornment provisions of this Lease, modifications to the notice provisions of this Lease, modifications to the provisions of this Lease which permit the lender to cure any defaults by Landlord, and modifications to the provisions which grant additional time to cure as may be reasonably required by the lender.

20     DEFAULT

20.1                        TENANT’S DEFAULT.  Tenant’s failure to perform any of its obligations under this Lease when due and in the manner required shall constitute a breach and default (“Event of Default”) of this Lease by Tenant, subject to any cure period(s) permitted or available under applicable laws or statutes.  In addition, the following shall also be deemed Events of Default hereunder:

(a)                  Tenant’s failure to pay any Rent or any other charges required to be paid by Tenant under this Lease, where such failure continues for five (5) days after notice from Landlord that such payment is overdue and payable, provided that Landlord shall not be required to give any such notice more often than one (1) time during each calendar year of the Term;

(b)                 Tenant’s failure promptly and fully to perform any other covenant, condition, or agreement contained in this Lease, where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant;

(c)                  Tenant’s failure to take possession of the Premises for a period of sixty (60) days or longer after the Commencement Date;

(d)                 Tenant’s abandonment of the Premises;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(e)                  any material misrepresentation or omission herein or in any financial statements or other materials provided by Tenant or any Guarantor in connection with negotiating or entering this Lease or in connection with any Transfer under Article 17;

(f)                    failure by Tenant to cure within any applicable times permitted thereunder any default under any other lease for space in the Complex or any other buildings owned or managed by Landlord or its affiliates now or hereafter entered by Tenant; and any Default hereunder not cured within the times permitted for cure herein shall, at Landlord’s election, constitute a default under any other such lease or leases;

(g)                 The levy of a writ of attachment or execution on this Lease or on any of Tenant’s property;

(h)                 Tenant’s or any Guarantor’s general assignment for the benefit of creditors or arrangement, composition, extension, or adjustment with its creditors;

(i)                     Tenant’s or any Guarantor’s filing of a voluntary petition for relief, or the filing of a petition against Tenant or any Guarantor in a proceeding under the Federal Bankruptcy laws or other insolvency laws which is not withdrawn or dismissed within forty-five (45) days thereafter; or, under the provisions of any law providing for reorganization or winding up of corporations, the assumption by any court of competent jurisdiction of jurisdiction, custody, or control of Tenant or any substantial part of its property, or of any Guarantor, where such jurisdiction, custody, or control remains in force unrelinquished, unstayed, or unterminated for a period of forty five (45) days;

(j)                     In any proceeding or action in which Tenant is a party, the appointment of a trustee, receiver, agent, or custodian to take charge of the Premises or Tenant’s Property for the purpose of enforcing a lien against the Premises or Tenant’s Property; or

(k)                  If Tenant or any Guarantor is a partnership or consists of more than one (1) person or entity, the involvement of any partner of the partnership or other person or entity in any of the acts or events described in subsections (i) through (l) above.

20.2                        LANDLORD’S REMEDIES.  Upon the occurrence of an Event of Default hereunder, Landlord shall have the right, in addition to any other rights or remedies Landlord may have under Laws, at Landlord’s option, without further notice or demand of any kind, to elect to do one of the following alternatives:

(i)                     Terminate this Lease and Tenant’s right to possession of the Premises, re-enter the Premises upon receipt of a judgement for possession, and take possession thereof; and Tenant shall have no further claim to the Premises or under this Lease; or

(ii)                  Continue this Lease in effect and collect any unpaid Rent or other charges which have theretofore accrued or which thereafter become due and payable.  It is intended hereunder that Landlord have the remedy described in California Civil Code § 1951.4, which provides that a landlord may continue a lease in effect after a tenant’s breach and abandonment and recover rent as it becomes due, if tenant has the right to sublease or assign, subject only to reasonable limitations.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

In the event of any re-entry or retaking of possession by Landlord, Landlord shall have the right, but not the obligation, to remove all or any part of Tenant’s Property from the Premises and to place such property in storage at a public warehouse at the expense and risk of Tenant.

20.2.1              No Waiver of Default.  The waiver by Landlord of any Event of Default or of any other breach of any term, covenant, or condition of this Lease shall not be deemed a waiver of such term, covenant, or condition or of any subsequent breach of the same or any other term, covenant, or condition.  Acceptance of Rent by Landlord subsequent to any Event of Default or breach hereof shall not be deemed a waiver of any preceding Event of Default or breach other than the failure to pay the particular Rent so accepted, regardless of Landlord’s knowledge of any breach at the time of such acceptance of Rent.  Landlord shall not be deemed to have waived any term, covenant, or condition of this Lease, unless Landlord gives Tenant written notice of such waiver.  Tenant should not rely upon Landlord’s failure or delay in enforcing any right or remedy hereunder.

20.2.2              Landlord’s Right to Cure.  If Tenant defaults in the performance of any of its obligations under this Lease, Landlord may (but shall not be obligated to), without waiving such default, after the expiration of all applicable notice and cure periods, perform the same for the account and at the expense of Tenant.  Tenant shall pay Landlord all reasonable costs of such performance promptly upon receipt of a bill therefor.

20.3                        DAMAGES.  Should Landlord elect to terminate this Lease under the provisions of § 20.2 (i) above, Landlord may recover as damages from Tenant the following:

(a)                  Past Rent:  The worth at the time of the award of any unpaid Rent which had been earned at the time of termination; plus

(b)                  Rent Prior to Award:  The worth at the time of the award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(c)                  Rent After Award:  The worth at the time of the award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the rental loss that Tenant proves could have been reasonably avoided; plus

(d)                  Proximately Caused Damages:  Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant’s failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses (including attorneys’ fees), incurred by Landlord in (i) retaking possession of the Premises; (ii) maintaining the Premises after Tenant’s default; (iii) preparing the Premises for reletting to a new tenant, including any repairs or alterations; and (iv) reletting the Premises, including brokers’ commissions.

“The worth at the time of the award” as used in subsections (a), (b), and (c) above is to be computed at the discount rate of the Federal Reserve Bank situated nearest to the Premises at the time of the award plus one percent (1%).

20.4                        LANDLORD’S DEFAULT.  If Landlord fails to perform any covenant, condition, or agreement contained in this Lease within thirty (30) days after receipt of written notice from Tenant specifying a default and the relevant Lease provision, or if Landlord fails within that thirty-day period after notice to

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

commence to cure any such default which cannot reasonably be cured within thirty (30) days, then, subject to § 21.1 below, Landlord shall be liable to Tenant for any damages sustained by Tenant as a result of Landlord’s breach.  Tenant shall not have the right to terminate this Lease or to withhold, reduce, or offset any amount against any payments of Rent or any other charges due and payable under this Lease, except to the extent that a specific Lease provision permits such termination or withholding, reduction, or offset of Rent.

20.4.1              Tenant’s Right to Cure.  If Landlord defaults in the performance of any of its obligations under this Lease, Tenant may (but shall not be obligated to), without waiving such default, after the expiration of all applicable notice and cure periods, perform the same for the account and at the expense of Landlord.  Landlord shall pay Tenant all reasonable costs of such performance promptly upon receipt of a bill therefor.

20.4.2              Holder’s Right to Cure.  Tenant shall give any Holder a copy, by certified mail with return receipt requested, of any notice of default served upon Landlord, provided that Tenant previously has been notified in writing of the address of such Holder.  If Landlord fails to cure such default within the time provided in this Lease, any such Holder shall have an additional thirty (30) days within which to cure such default by Landlord or, if such default cannot reasonably be cured within that time, such additional time as may be necessary, provided that within such thirty-day period the Holder has commenced and is pursuing the remedies necessary to cure such default (including commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so pursued.

20.5                        SURVIVAL OF REMEDIES.  The remedies permitted under this Article 20, the parties’ indemnities under §§ 14.4.3, 14.4.4, and14.4.5, and § 28.5 below shall survive the termination of this Lease.

21     LIMITATIONS ON LANDLORD’S LIABILITY

21.1                        PERSONAL LIABILITY.  The liability of Landlord to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord’s operation, management, leasing, repair, renovation, alteration, or any other matter relating to the Property or the Premises shall be limited to the interest of Landlord in the Property (and the rental proceeds thereof).  Under no circumstances shall Landlord ever be liable for consequential or punitive damages, including damages for lost profits or for business interruption.  Tenant agrees to look solely to Landlord’s interest in the Property (and the rental proceeds thereof) for the recovery of any judgement against Landlord, and Landlord shall not be personally liable for any such judgement or deficiency after execution thereon.  The limitations of liability contained in this Article 21 shall apply equally and inure to the benefit of Landlord’s present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents, and employees, and their respective partners, heirs, successors, and assigns.  Under no circumstances shall any present or future general or limited partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust) or corporate officer, director, or shareholder (if Landlord or any partner of Landlord is a corporation or company) or member (if Landlord is a limited liability company) have any liability for the performance of Landlord’s obligations under this Lease.

21.2                        LIABILITY UPON TRANSFER.  The term Landlord as used in this Lease, so far as covenants or obligations on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title to, or a lessee’s interest in a ground lease or master lease of the Property.  In the event of any transfer, assignment, or other conveyance or transfer of any such title or interest, Landlord herein named (and in case of subsequent transfers or conveyances, the current grantor) shall be automatically freed and relieved from and after the date of such transfer,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

assignment, or conveyance of all liability with respect to the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed, except for return of the Security Deposit, unless transferred to the successor Landlord; and, without further agreement, the transferee of such title or interest shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises.  Landlord may transfer its interest in the Premises without the consent of Tenant, and such transfer or subsequent transfer shall not be deemed a violation on Landlord’s part of any of the terms and conditions of this Lease.

22     ESTOPPEL CERTIFICATES

22.1                        REQUEST AND DELIVERY.  Within ten (10) business days following any written request either party may make from time to time, the other party without any charge therefor, shall execute, acknowledge, and deliver a statement certifying the following: (a) the Commencement Date of this Lease; (b) the fact that this Lease is unmodified and in full force and effect or, if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications; (c) the date to which the Rent and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in the statement; and (e) such other matters as may be reasonably requested by such party.  Landlord and Tenant intend that any statement delivered pursuant to this Article 22 may be relied upon by any Holder, Lessor, beneficiary, purchaser, or prospective purchaser of the Building, the Complex, or any interest therein.  A party’s failure to deliver any such statement within the specified ten-day period shall constitute a material default hereunder, and a party shall indemnify, defend, protect, and hold the other party harmless from and against any and all Claims which the other party may sustain or incur as a result of or in connection with a party’s failure or delay in delivering such statement.

22.2                        ELECTION TO SELL BUILDING.  If Landlord elects to sell the Building or to obtain loans secured by a lien on the Building, Tenant, promptly after demand, shall include with the estoppel certificate(s) provided to any prospective purchaser or lender as required under this Article 22 any financial statements of Tenant reasonably required by the purchaser or lender.  The financial statements so provided shall be kept confidential as to any parties other than the purchaser or lender.

23     NOTICES

23.1                        MANNER OF DELIVERY.  Any notice required or permitted under this Lease shall be in writing and shall be delivered in at least one of the following ways: (a) personally or by private hand-delivery messenger service; (b) by depositing the same in the United States mail, postage prepaid, registered or certified, return receipt requested; or (c) by depositing such notice, postage prepaid, with Federal Express or another nationally-recognized private overnight delivery service.  Each such notice shall be addressed to the intended recipient at such party’s address set forth as follows, or at such other address as such party has theretofore specified by written notice delivered in accordance with this § 23.1:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

if to Landlord:

KASHIWA FUDOSAN AMERICA, INC.

c/o Cushman & Wakefield of California, Inc.

Attn: Property Manager

400 Oyster Point Boulevard

South San Francisco, CA 94080

copy to:

LaSalle Investment Management, Agent

Attn: Oyster Point Asset Manager

770 “L” Street, Suite 1200

Sacramento, CA 95814

if to Tenant:

ONCOLOGY THERAPEUTICS NETWORK JOINT VENTURE, L.P.

Attn: Real Property Contracts Administrator

395 Oyster Point Boulevard

South San Francisco, CA 94080

copies to:

Bristol-Myers Squibb Company

Attn: Corporate Real Estate Department

P.O. Box 4000

Princeton, NJ 08543

and

Smith, Stratton, Wise, Heher & Brennan, LLP

Attn: Christopher S. Tarr, Esp.

600 College Road East

Princeton, NJ 08540

23.2                        REQUIRED CONTENTS.  Every notice (other than the giving or withholding of consent or approval under the provisions of the Lease) given to a party shall state the section of the Lease pursuant to which the notice is given; the period of time within which the recipient of the notice must respond (or, if no response is required, a statement to that effect); and if applicable, that the failure to object to the notice within the stated time period will be deemed to be the equivalent of the recipient’s approval, consent to, or satisfaction with the subject matter of the notice.

23.3                        PRESUMPTION OF RECEIPT.  Any notice delivered personally or by private messenger service during normal business hours shall be deemed delivered on the day delivered to the recipient’s address.  Any notice delivered by Federal Express or another nationally-recognized private overnight delivery service shall be deemed delivered on the earlier of (y) the second day following deposit thereof with the carrier or (z) the delivery date shown on the carrier’s record of delivery.  Any notice delivered by mail in the manner specified in § 23.1 shall be deemed delivered on the earlier of (a) the third day following deposit thereof in the United States Mail or (b) the delivery date shown on the return receipt prepared in connection therewith.  Refusal by Tenant or Landlord to accept notice delivered in accordance with any of the foregoing means shall constitute a waiver of such notice by the refusing party.

24     BROKERS

24.1                        TENANT’S REPRESENTATION.  Tenant represents and warrants to Landlord that Tenant has dealt with no broker in connection with this Lease other than GVA Whitney Cressman (Tenant’s broker) and Cushman & Wakefield of California, Inc. (Landlord’s broker).  Each party shall be responsible for all foreseeable consequences of damages (including attorneys’ fees and costs) resulting from any claims that may be asserted against the other party by any other broker, finder, or other person with whom a party has or purportedly has dealt in connection with this Lease, and each party agrees to indemnify, defend, protect, and hold the other party harmless in connection with any such Claims which may be asserted.  Payment of brokers’ commissions and fees is the subject of separate agreement by and among the parties hereto and the named brokers.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

25     RIGHTS RESERVED TO LANDLORD

25.1                        ACCESS TO PROPERTY.  All of the Property except the inside surfaces of all walls, windows, and doors bounding the Premises (including exterior Building walls, core corridor walls and doors, and any core corridor entrance) and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric, or other utilities, sinks or other Building facilities, and the use thereof, as well as access thereto through the Premises for the purpose of operation, maintenance, decoration, and repair, are reserved to Landlord.  Tenant shall permit Landlord to install, use, replace, and maintain pipes, ducts, and conduits within the demising walls, bearing columns, and ceilings of the Premises, so long as Landlord’s exercise of such rights is done in such a manner as to minimize all unreasonable disruption to the conduct of Tenant’s business in the Premises.

25.2                        CONTROL OF PROPERTY.  Except to the extent expressly limited herein, Landlord reserves full rights to control the Property (which rights may be exercised without subjecting Landlord to claims for constructive eviction, abatement of Rent, damages, or other claims of any kind), including more particularly the following rights:

(a)                  Name, Address, Access.  To change the name or street address of the Property; install and maintain signs on the exterior and interior of the Property; retain at all times, and use in appropriate instances, keys to all doors within and into the Premises; grant to any Person the right to conduct any business or render any service at the Property, whether or not it is the same or similar to the use permitted Tenant by this Lease; and have access for Landlord and other tenants of the Property to any mail chutes located on the Premises according to the rules of the United States Postal Service.

(b)                  Entry into Premises.  To enter the Premises at reasonable hours for reasonable purposes upon not less than two (2) days’ prior written notice, except in the case of an emergency or to provide janitorial services and subject to §§ 1.7.3 and 1.7.4 above, including inspection and supplying cleaning service or other services to be provided Tenant hereunder, to show the Premises to current and prospective lenders, ground lessors, insurers, and prospective purchasers, tenants and brokers, at reasonable hours; and if Tenant shall abandon the Premises at any time, or shall vacate the same during the last three (3) months of the Term, to decorate, remodel, repair, or alter the Premises.

(c)                  Safety Measures.  To limit or prevent access to the Property, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventative measures deemed necessary by Landlord for the safety of tenants or other occupants of the Property or the protection of the Property and other property located thereon or therein, in case of fire, invasion, insurrection, riot, civil disorder, public excitement or other dangerous condition, or threat thereof.

(d)                  Improvements.  To decorate and to make alterations, additions and improvements, structural or otherwise, in or to the Property or any part thereof, and any adjacent building, structure, parking facility, land, street or alley (including changes and reductions in corridors, lobbies, parking facilities and other public areas and the installation of kiosks, planters, sculptures, displays, escalators, mezzanines, and other structures, facilities, amenities and features therein, and changes for the purpose of connection with or entrance into or use of the Property in conjunction with any adjoining or adjacent building or buildings, now existing or hereafter

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

constructed).  In connection with such matters, or with any other repairs, maintenance, improvements or alterations, in or about the Property, Landlord may erect scaffolding and other structures reasonably required, and during such operations may enter upon the Premises and take into and upon or through the Premises, all materials required to make such repairs, maintenance, alterations or improvements, so long as Landlord’s exercise of such rights is done in such a manner as to minimize all unreasonable disruption to the conduct of Tenant’s business in the Premises, and may close public entry ways, other public areas, restrooms, stairways or corridors.

25.3                        LANDLORD’S RIGHT TO MAINTAIN.  Except as expressly otherwise provided in this Lease, Landlord shall have no liability to Tenant by reason of any inconvenience, annoyance, interruption, or injury to business arising from Landlord’s making any repairs or changes which Landlord is required or permitted to make by this Lease, by any other lease or agreement affecting the Property, or by Law, in or to any portion of the Property, Complex, or the Premises, including the Systems and Equipment and appurtenances of the Property or the Premises, provided that Landlord shall use due diligence with respect thereto and shall perform such work, except in case of emergency, at times reasonably convenient to Tenant and otherwise in such manner as will not materially diminish Tenant’s beneficial enjoyment of the Premises for their intended use.  Landlord shall provide not less that two (2) days’ prior written notice to Tenant whenever any work is to be performed on the electrical system of the Building that could affect the Premises, with such notice to specify the contractor that will perform such work, the work to be done, and the location.

25.4                        REASONABLE NOTICE.  In connection with entering the Premises to exercise any of the foregoing rights, Landlord shall: (a) provide reasonable advance written or oral notice to Tenant’s on-site manager or other appropriate person (except in emergencies, or for routine cleaning or other routine matters), and (b) take reasonable steps to avoid any unreasonable interference with Tenant’s business.

26     HOLDING OVER

26.1                        HOLDOVER.  Unless Landlord expressly agrees otherwise in writing, Tenant shall pay Landlord one hundred fifty percent (150%) of the amount of Rent then applicable prorated on per diem basis for each day Tenant shall retain possession of the Premises or any part thereof after expiration of the Term or earlier termination of this Lease, together with all damages sustained by Landlord on account thereof.  The foregoing provisions shall not serve as permission for Tenant to hold over, nor serve to extend the Term, although Tenant shall remain bound to comply with all provisions of this Lease until Tenant vacates the Premises and shall be subject to the provisions of § 11.1 above.

26.2                        PERMISSIVE MONTH-TO-MONTH TENANCY.  Notwithstanding the foregoing to the contrary, at any time before or after expiration or earlier termination of the Term of the Lease, Landlord may serve notice advising Tenant of the amount of Rent and other terms required, should Tenant desire to enter a month-to-month tenancy.  If Tenant shall hold over more than one full calendar month after such notice, Tenant shall thereafter be deemed a month-to-month tenant, on the terms and provisions of this Lease then in effect, as modified by Landlord’s notice, except that Tenant shall not be entitled to any renewal or expansion rights contained in this Lease or any amendments hereto.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

27     PARKING

27.1        AVAILABLE PARKING.  Subject to the terms and conditions contained in the balance of this Article 27, Landlord agrees to make available free of charge to Tenant during the Term of this Lease and any renewal term up to a maximum of one hundred ninety-three (193) parking spaces on a non-exclusive basis in the area(s) designated by Landlord for parking in the Building’s parking lots and/or facility (the “Parking Facility”); provided, that if Tenant exercises its termination right with respect to Suite 400 pursuant to § 1.5.2 above, Tenant’s parking allocation shall be reduced to a maximum of one hundred sixty-four (164) parking spaces.  Said parking spaces shall be in locations designated by Landlord, and parking shall be on a first-come-first-served, unassigned, nonreserved basis.  Landlord reserves the right reasonably to designate different locations or different parking areas for Tenant’s use without any liability to Tenant and Tenant agrees that any change shall not give rise to any claims or offset against Landlord hereunder.  Tenant shall abide by any and all reasonable parking regulations and rules established from time to time by Landlord or Landlord’s parking operator.  Landlord reserves the right in its sole and absolute discretion to restrict or prohibit the use of the Parking Facility for any vehicles other than passenger automobiles, such as full-sized vans or trucks.  Tenant shall not permit any vehicles belonging to Tenant or Tenant’s employees, agents, customers, contractors, or invitees to be loaded, unloaded, or parked in areas other than those designated by Landlord for such activities.  A failure to comply with the foregoing provisions shall afford Landlord the right without notice to remove any vehicles involved and to charge the cost to Tenant, which cost shall be immediately due and payable upon demand by Landlord.

27.2        USE AT TENANT’S OWN RISK.  Landlord shall have no obligation to monitor the use of the Parking Facility.  Tenant’s and its employees’ use of the Parking Facility shall be at the sole risk of Tenant and its employees.  Unless caused by the willful harmful act of Landlord, Landlord shall have no responsibility or liability for any injury or damage to any person or property by or as a result of the use of the Parking Facility (or substitute parking) by Tenant and its employees, whether by theft, collision, criminal activity, or otherwise, and Tenant hereby assumes, for itself and its employees, all risks associated with any such occurrences in or about the Parking Facility.  Landlord agrees to instruct its security service to use reasonable efforts to provide escort service to Tenant’s employees if requested as an accommodation, subject to the availability of security personnel to accommodate such requests in light of their primary security duties.

28     MISCELLANEOUS PROVISIONS.

28.1        GENERAL DEFINITIONS.  The definitions which follow shall apply generally to the provisions of this Lease.

(a)                      The term business days means Monday through Friday inclusive, excluding Holidays as defined in § 8.1.1 above.  Throughout this Lease, wherever days is used the term shall refer to calendar days.  Wherever the term business days is used the term shall refer to business days as defined hereunder.

(b)                      The term mortgage shall include any mortgage or deed of trust, and the term mortgagee shall include a trustee.

(c)                       The terms include, including, and such as shall each be construed as if followed by the phrase “without limitation.”  The rule of eiusdem generis shall not be applicable to limit a general statement following or referrable to an enumeration of specific matters to matters similar to the matters specifically mentioned.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)                      The term obligations under this Lease and words of like import shall mean the covenants to pay Rent and Additional Rent under this Lease and all of the other covenants and conditions contained in this Lease.  Any provision in this Lease that one party or the other or both shall do or not do or shall cause or permit or not cause or permit a particular act, condition, or circumstance shall be deemed to mean that such party so covenants or both parties so covenant, as the case may be.

(e)                       The term Tenant’s obligations hereunder and words of like import and the term Landlord’s obligations hereunder and words of like import shall mean the obligations under this Lease which are to be performed or observed by Tenant, or by Landlord, as the case may be.  Reference to performance of either party’s obligations under this Lease shall be construed as “performance and observance.”

(f)                        Reference to Tenant being or not being in default hereunder or words like import shall mean that Tenant is in default in the performance of one or more of Tenant’s obligations hereunder, or that Tenant is not in default in the performance of any of Tenant’s obligations hereunder, or that a condition of the character described in § 20.1 above has occurred and continues or has not occurred or does not continue, as the case may be.

(g)                       References to Landlord as having no liability to Tenant or being without liability to Tenant shall mean that Tenant is not entitled to terminate this Lease or to claim actual or constructive eviction, partial or total, or to receive any credit, allowance, setoff, abatement, or diminution of Rent, or to be relieved in any manner of any of its other obligations hereunder, or to be compensated for loss or injury suffered or to enforce any other kind of liability whatsoever against Landlord under or with respect to this Lease or with respect to Tenant’s use or occupancy of the Premises.

(h)                      The term requirements of insurance bodies and words of like import shall mean rules, regulations, orders, and other requirements of the California Board of Fire Underwriters and/or the California Fire Insurance Rating Organization and/or any other similar body performing the same or similar functions and having jurisdiction or cognizance of the Property and/or the Premises.

(i)                          The term repair shall be deemed to include restoration and replacement as may be necessary to achieve and/or maintain good working order and condition.

(j)                         Reference to termination of this Lease includes expiration or earlier termination of the Term of this Lease or cancellation of this Lease pursuant to any of the provisions of this Lease or to Law.  Upon a termination of this Lease, the Term and estate granted by this Lease shall end at noon local time of the date of termination as if such date were the date of expiration of the Term of this Lease, and neither party shall have any further obligation or liability to the other after such termination, except as shall be expressly provided for in this Lease and except for any such obligation as by its nature or under the circumstances can only be, or by the provisions of this Lease may be, performed after such termination; and in any event, unless expressly provided to the contrary in this Lease, any liability for a payment or obligation which shall have accrued to or with respect to any period ending at the time of termination shall survive the termination of this Lease.

(k)                      The term in full force and effect when herein used in reference to this Lease as a condition to the existence or exercise of a right on the part of Tenant shall be

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

construed in each instance as including the further condition that at the time in question no default on the part of Tenant exists, and no event has occurred which has continued to exist for such period of time (after the notice, if any, required by this Lease), as would entitle Landlord to terminate this Lease or to dispossess Tenant.

(l)                          The term Tenant shall mean Tenant herein named or any assignee, heir, distributee, executor, administrator, legal representative, or other successor in interest (immediate or remote) of Tenant herein named, while such Tenant or such assignee or other successor in interest, as the case may be, is in possession of the Premises as owner of the Tenant’s estate and interest granted by this Lease and also, if Tenant is not a single individual or a corporation, all of the persons, firms, and corporations then comprising Tenant; and their liability hereunder shall be joint and several.

28.2        LIGHT AND AIR.  No diminution of light, air or view by any structure which may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of Rent under this Lease, result in any liability of Landlord to Tenant, or in any other way affect this Lease.

28.3        WAIVER OF TERMS.  If either Landlord or Tenant waives the performance of any term, covenant, or condition contained in this Lease, such waiver shall not be deemed to be a waiver of the term, covenant, or condition itself or a waiver of any subsequent breach of the same or any other term, covenant, or condition contained herein.  Furthermore, the acceptance of Rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant, or condition of this Lease, regardless of Landlord’s knowledge of such preceding breach at the time Landlord accepts such Rent.  Failure by Landlord to enforce any of the terms, covenants, or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant.  Waiver by Landlord of any term, covenant, or condition contained in this Lease may only be made by a written document signed by Landlord.

28.4        FAILURE TO DELIVER STATEMENTS.  Landlord’s failure during the Term of this Lease to prepare and deliver any of the Statements, estimates, notices, or bills contemplated or required under this Lease, or Landlord’s failure to make a demand, shall not in any way cause Landlord to forfeit or surrender its rights to collect any of the foregoing items of Rent which may have become due during the Term of this Lease.

28.5        ATTORNEY’S FEES.  In the event that any action or proceeding (including arbitration) is brought to enforce or interpret any term, covenant, or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such action or proceeding (whether after trial or upon appeal) shall be entitled to recover from the party not prevailing its expenses therein, including reasonable attorneys’ fees and all allowable costs as fixed by the court.

28.6        JURY TRIAL.  Tenant and Landlord each hereby waive their respective rights to a trial by jury under applicable Laws in the event of any litigation or dispute between Landlord and Tenant arising out of or in connection with this Lease and the parties’ performance thereunder.

28.7        MERGER.  Notwithstanding the acquisition (if same should occur) by the same party of the title and interests of both Landlord and Tenant under this Lease, there shall never be a merger of the estates of Landlord and Tenant under this Lease, but instead the separate estates, rights, duties, and obligations of Landlord and Tenant, as existing hereunder, shall remain unextinguished and continue, separately, in full

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

force and effect until this Lease expires or otherwise terminates in accordance with the express provisions herein contained.

28.8           NO MERGER ON VOLUNTARY SURRENDER.  A voluntary or other surrender of this Lease by Tenant or the mutual cancellation of this Lease shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

28.9           CONSENT.  Notwithstanding anything contained in this Lease to the contrary, Tenant shall have no claim and hereby waives the right to any claim against Landlord for money damages by reason of any refusal, withholding, or delaying by Landlord of any consent, approval, statement, or satisfaction; and in such event, Tenant’s only remedies therefor shall be an action for specific performance, injunction, or declaratory judgement to enforce any right to such consent, approval, statement, or satisfaction.

28.10         COUNTERPARTS.  This Lease may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

28.11         FINANCIAL STATEMENTS.  In order to induce Landlord to enter into this Lease, Tenant agrees that it shall promptly furnish Landlord, from time to time, upon Landlord’s written request, with financial statements reflecting Tenant’s current financial condition.  Tenant represents and warrants that all financial statements, records, and information furnished by Tenant to Landlord in connection with this Lease are and shall be true, correct, and complete in all respects.

28.12         GENDER AND NUMBER.  Words used in neuter gender include the feminine and masculine, where applicable, and words used in the singular or plural shall include the opposite number if appropriate.

28.13         JOINT AND SEVERAL OBLIGATION.  If more than one person executes this Lease as Tenant, each of them is jointly and severally liable for the keeping, observing, and performing of all of the terms, covenants, conditions, provisions, and agreements of this Lease to be kept, observed, and performed by Tenant.  The term Tenant as used in this Lease shall mean and include each of such signatories jointly and severally.  The act of or notice from, or notice or refund to, or the signature of, any one or more of such signatories with respect to the tenancy or this Lease, including any renewal, extension, expiration, termination, or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

28.14         HEADINGS AND SECTION NUMBERS.  The headings and titles of the articles and sections of this Lease are used for convenience only and shall have no effect upon the construction or interpretation of this Lease.  Wherever a reference is made in this Lease to a particular article or section, such reference shall be deemed to include all subsections following such section reference, unless the contrary is expressly provided in connection with such reference.  All references in this Lease to numbered articles, numbered sections, and lettered exhibits are references to articles and sections of this Lease and exhibits annexed to (and thereby made part of) this Lease, as the case may be, unless expressly otherwise designated in the context.

28.15         APPLICABLE LAW.  This Lease shall in all respects be governed by and interpreted in accordance with the laws of the State of California.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

28.16         SEVERABILITY.  If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

28.17         SIGNS.  Tenant shall not place or permit to be placed in or upon the Premises where visible from outside the Premises or any part of the Building, any signs, notices, drapes, shutters, blinds or window coatings, or displays of any type without the prior written consent of Landlord.  Landlord shall consent to the location at the cost of Tenant of a building standard sign on or near the entrance of the Premises and shall include Tenant in the Building and Complex directories located in the Building.  Landlord reserves the right in Landlord’s sole discretion to place and locate on the roof and exterior of the Building and Complex and in any area of the Building and the Complex not leased to Tenant, such signs, notices, displays and similar items as Landlord deems appropriate in the proper operation of the Building and the Complex.  Notwithstanding the foregoing, Tenant shall have the right, at Tenant’s sole cost and expense, to install a prominent exterior monument sign, subject to applicable Laws and Landlord’s reasonable approval.

28.18         EXECUTION BY LANDLORD.  The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises.  This document becomes effective and binding only upon execution and delivery hereof by Tenant and by Landlord.  No act or omission of any employee or agent of Landlord or of Landlord’s broker shall alter, change or modify any of the provisions hereof.

28.19         USE OF NAME.  Tenant shall not use the name of the Building or Complex for any purpose other than the address of the business to be conducted by Tenant in the Premises.  Tenant shall not use any picture of the Building or Complex in its advertising, stationery or in any other manner so as to imply that the entire Building or Complex is leased by Tenant.  Landlord expressly reserves the right at any time to change the name or street address of the Building and/or Complex without in any manner being liable to Tenant therefor.

28.20         NONRECORDABILITY OF LEASE.  Tenant agrees that in no event shall this Lease or a memorandum hereof be recorded without Landlord’s express prior written consent, which consent Landlord may withhold in its sole discretion.

28.21         CONSTRUCTION.  All provisions hereof, whether covenants or conditions, shall be deemed to be both covenants and conditions.  The definitions contained in this Lease, shall be used to interpret the Lease.  All rights and remedies of Landlord and Tenant shall, except as otherwise expressly provided, be cumulative and non-exclusive of any other remedy at law or in equity.

28.22         FORCE MAJEURE DELAYS.  This Lease and the obligations (other than monetary obligations) of either party hereunder shall not be affected or impaired because a party is unable to fulfill any of its obligations (other than monetary obligations) hereunder or is delayed in doing so, if such inability or delay is caused by reason of force majeure, strike, labor troubles, acts of God, acts of government, unavailability of materials or labor, or any other cause beyond the reasonable control of such party (collectively “Force Majeure Delays”).

28.23         AUTHORITY.  If either party is a corporation, each individual executing this Lease on behalf of each such party represents and warrants that such party is qualified to do business in California and that he is duly authorized to execute and deliver this Lease on behalf of such party and shall deliver

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

appropriate certification to that effect if requested.  If either party is a limited liability company, partnership, joint venture, or other unincorporated association, each individual executing this Lease on behalf of such party represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of such party and that this Lease is binding on such party.  Furthermore, each party agrees that the execution of any written consent hereunder, or any written modification or termination of this Lease, by any general partner or member of such party or any other authorized agent of such party shall be binding on such party.

28.24         NONDISCLOSURE.  Tenant agrees that it shall not disclose any of the matters set forth in this Lease or disseminate or distribute any information concerning the terms, covenants, or conditions thereof to any person, firm, or entity, other than a prospective assignee or subtenant of the Premises, without first obtaining the express written approval of Landlord; provided, however, that Tenant may disclose the contents of this Lease to any director, officer, or employee of Tenant, to Tenant’s lawyers, accountants, or other third party consultants or professionals, to any lenders, investors, or others to whom Tenant provides financial statements, or in response to any legally effective demand for disclosure pursuant to court order or from any other properly constituted legal authority.

28.25         QUIET ENJOYMENT.  So long as Tenant is not in default under this Lease, Tenant shall have quiet enjoyment of the Premises for the Term, subject to all the terms and conditions of this Lease and all liens and encumbrances prior to this Lease.

28.26         EXHIBITS AND ATTACHMENTS.  All exhibits and attachments referred to in the body of this Lease are deemed attached hereto and incorporated herein by reference.  The parties have attached the following exhibits to the Lease prior to execution:

Exhibit A	Site Plan
Exhibit B	Floor Plans of Premises
Exhibit C	Rules and Regulations
Exhibit D	Athletic Facility Use Agreement
Exhibit E	Commencement Date Agreement
Exhibit F	Work Letter Agreement

28.27         ENTIRE AGREEMENT.  This Lease, together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations.  There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits.  This Lease may not be modified except by a written instrument duly executed by the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

Landlord:	KASHIWA FUDOSAN AMERICA, INC., a California corporation
	By:	/s/ HARU TAKEHANA
Haru Takehana, Director

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Tenant:	ONCOLOGY THERAEUTICS NETWORK JOINT VENTURE, L.P.,
a Delaware limited partnership
	By:	Oncology Therapeutics Network Corp., a Delaware corporation
	Its:	General Partner
	By:	/s/ FAHEEM HASNAIN
Faheem Hasnain, President

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TABLE OF CONTENTS

1	BASIC LEASE TERMS	1
2	USE	13
3	PREPARATION OF THE PREMISES	14
4	ADJUSTMENTS OF RENT	16
5	SECURITY DEPOSIT	26
6	COMPLIANCE WITH LAWS	26
7	HAZARDOUS MATERIALS	27
8	SERVICES AND UTILITIES	29
9	TENANT’S CHANGES	33
10	TENANT’S PROPERTY	36
11	CONDITION UPON SURRENDER	36
12	REPAIRS AND MAINTENANCE	37
13	RULES AND REGULATIONS	38
14	INSURANCE AND INDEMNIFICATION	38
15	DAMAGE OR DESTRUCTION	42
16	EMINENT DOMAIN	44
17	ASSIGNMENT AND SUBLETTING	44
18	SUBORDINATION AND ATTORNMENT	49
19	FINANCING REQUIREMENTS	51
20	DEFAULT	51
21	LIMITATIONS ON LANDLORD’S LIABILITY	54
22	ESTOPPEL CERTIFICATES	55
23	NOTICES	55
24	BROKERS	56
25	RIGHTS RESERVED TO LANDLORD	57
27	HOLDING OVER	58
28	PARKING	59
29	MISCELLANEOUS PROVISIONS	59

i

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

INDEX OF DEFINED TERMS

A
Additional Rent	11, 16, 22, 35, 44, 46, 47, 59
Adjustment Period	16, 17, 18, 20, 22, 23, 24, 25
Assumed Base Amount	23, 24
Athletic Facility	12, 20, 64
B
Base Expense Year	17
Base Operating Expenses	16, 17, 23
Base Real Estate Taxes	17, 23, 24
Base Rent	2, 3, 11, 16, 23, 26, 32, 42, 46, 47, 50
Base Tax Year	17, 24
Base Utilities	16, 17, 23
Building	3, 12, 13, 14, 17, 18, 19, 20, 23, 29, 31, 32, 33, 35, 37, 39, 41, 43, 45, 47, 48, 49, 55, 56, 58, 62, 63
Business Hours	30
Business Personal Property	38, 39, 40
C
Claims	40, 41, 55, 56
Code Costs	27
Commencement Date	3, 9, 11, 16, 19, 27, 31, 51, 54, 64
Complex	1, 3, 11, 12, 13, 14, 17, 20, 25, 35, 41, 43, 45, 46, 49, 51, 55, 58, 62, 63
E
Event of Default	51, 52
Expiration Date	3, 9, 22, 26, 29, 36, 46
F
Force Majeure Delays	63
H
Hazardous Material	27, 28
Holder	39, 49, 50, 53, 55
Holidays	30, 59
HVAC	29, 32, 33
I
Improvements	14, 35, 36, 43, 57
INC	1, 13, 14, 29, 31, 33, 37, 41, 64
IW	37
L
Landlord	1, 3, 9, 11, 12, 13, 14, 15, 16, 17, 18, 19, 20, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37,
38, 39, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49, 50, 51, 52, 53, 54, 55, 56, 57, 58, 59, 60, 61, 62, 63, 64
Laws	14, 19, 26, 27, 28, 29, 31, 34, 35, 37
Lease

i, 2, 3, 9, 11, 12, 13, 14, 16, 17, 18, 20, 23, 24, 25, 26, 27, 28, 29, 30, 31, 33, 34, 35, 36, 37, 38,
39, 41, 42, 43, 44, 45, 46, 47, 48, 49, 50, 51, 52, 53, 54, 55, 56, 57, 58, 59, 60, 61, 62, 63, 64

Lessor	39, 49, 50, 55

ii

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

M
MPOE	29, 31
MSDS	28
O
Occupancy Conditions	15, 16
Operating Expenses	16, 17, 18, 19, 20, 23, 24, 25, 29, 43
P
Parking Facility	58, 59
Permitted Occupant	45, 49
Premises	1, 2, 3, 9, 12, 13, 14, 15, 16, 17, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 41, 42, 43, 44, 45, 46, 48, 49, 51, 52, 53, 54, 56, 57, 58, 60, 62, 63, 64
Property	3, 12, 13, 14, 17, 18, 19, 20, 24, 25, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 47, 49, 51, 52, 54, 55, 56, 57, 58, 60
R
Real Estate Taxes	17, 18, 23, 24, 25
Rent	2, 3, 11, 12, 13, 16, 18, 22, 23, 26, 32, 33, 35, 41, 42, 44, 46, 47, 48, 50, 52, 53, 55, 57, 58, 59, 60, 61
Rental Adjustment	17, 22, 23
Rules	13, 37, 38, 64
S
Security Deposit	26
State	1, 18, 26, 38, 62
Statement	22, 23, 25
Subsequent Operating Expenses	23
Successor Landlord	50
Superior Leases	49
Superior Mortgages	20, 49
Systems and Equipment	12, 13, 14, 20, 29, 31, 32, 33, 37, 41, 58
T
Table	2, 3, 11, 16, 17
Takings	43
Temporary Condemnation	44
Tenant	1, 2, 3, 9, 11, 12, 13, 14, 15, 16, 17, 18, 22, 23, 24, 25, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36,
37, 38, 39, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49, 50, 51, 52, 53, 54, 55, 56, 57, 58, 59, 60, 61, 62,
63, 64
Tenant Delays	16
Term	2, 9, 11, 14, 16, 17, 18, 20, 23, 24, 27, 30, 33, 35, 36, 39, 43, 44, 53, 57, 58, 60, 61, 64
Transfer	44, 46, 47, 48, 51, 54
Transfer Notice	44, 46
Transfer Premium	47
U
Utilities	16, 17, 18, 20, 23, 25, 29
W
Work	14, 15, 16, 35, 36, 37, 64

iii

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

OYSTER POINT MARINA PLAZA

First Addendum to Office Lease

THIS FIRST ADDENDUM TO OFFICE LEASE (the “First Addendum”) is made and entered into as of December 15, 2004, by and between KASHIWA FUDOSAN AMERICA, INC., a California corporation (“Landlord”) and ONCOLOGY THERAPEUTICS NETWORK JOINT VENTURE, L.P., a Delaware limited partnership (“Tenant”).

Recitals

A.                           Landlord and Tenant have heretofore entered into that certain lease dated June 1, 2003 (the “Lease”) for premises described as Suites [*] & 400 (the “Premises”), initially containing approximately [*] rentable square feet, in the building located at 395 Oyster Point Boulevard, South San Francisco, California (the “Building”), which forms part of the office building complex commonly known as Oyster Point Marina Plaza (the “Complex”).

B.                           The parties mutually desire to amend the terms of the Lease so as to expand the Premises by the addition of Suite 401 containing approximately 1,250 rentable square feet of space and in certain other respects, all on and subject to the terms and conditions hereof.

Agreement

Now, therefore, in consideration of the mutual terms and conditions herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1                                         EFFECT OF ADDENDUM.  Landlord and Tenant agree that, notwithstanding anything contained in the Lease to the contrary, the provisions set forth below will be deemed to be part of the Lease and shall supersede, to the extent they differ, any contrary provisions in the Lease.  Terms defined in the Lease shall have the same meanings in this First Addendum, unless a different definition is set forth in this First Addendum.

2                                         EFFECTIVE DATE.  The amendments and changes specified in this First Addendum shall become effective on January 1, 2005 (the “Effective Date”).  Notwithstanding the foregoing, this First Addendum shall constitute the fully-binding agreement and contract of the parties from and after the date of the parties’ execution and delivery to each other of this First Addendum.

3                                         EXPANSION OF PREMISES.  Upon the Effective Date, the Premises shall be expanded by the addition of Suite 401 containing approximately 1,250 rentable square feet of space in the Building (“Suite 401”) for all purposes under the Lease; and all references in the Lease to the “Premises” shall refer to the combination of both the existing Premises under the Lease and Suite 401 from and after the Effective Date.  The floor plan and location of Suite 401 is shown on Exhibit A which is attached hereto and incorporated herein by reference.  The parties agree that, upon the Effective Date, Suite 401 shall become part of the Premises pursuant to the basic terms specified in the Table below (as hereby amended) regarding Term, Base Rent, Tenant’s Share of increases in Operating Expenses and Taxes, and the Base Year for the purposes of calculating Additional Rentable payable with respect to Suite 401.

3.1                               Early Occupancy.  Notwithstanding anything to the contrary herein, Tenant shall be permitted early entry to Suite 401 from and after the date of the parties’ execution and delivery to each other of this First Addendum for the purpose of installing Tenant’s telephone and data network cables and wiring, provided that Tenant does not interfere with the performance of Landlord’s Work Suite 401 (if any); but

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

shall not be obligated to begin paying Base Rent therefore until the Effective Date, as specified in the Table below.

4                                         TABLE.  The Table set forth in § 1.3 of the Lease is hereby superseded and replaced in its entirety by the following table, which shall constitute the Table under § 1.3 of the Lease for all purposes from and after the Effective Date of this First Addendum:

PERIOD	SUITE NO.	RSF	USF	MONTHLY BASE RENT	T’S SHARE BLDG	T’S SHARE COMPLEX	BASE YEAR
March 1, 2004, to	500	48,249	45,432	$84,435.75	20.731%	10.387%	2004
February 28, 2005	400	8,448	7,346	$14,784.00	3.630%	1.819%	2004
January 1, 2005, to February 28, 2005	401	1,250	1,087	$2,000.00	0.537%	0.269%	2004
March 1, 2005 to	500	48,249	45,432	$86,848.20	20.731%	10.387%
February 28, 2006	400	8,448	7,346	$15,206.40	3.630%	1.819%	2004
	401	1,250	1,087	$2,000.00	0.537%	0.269%
March 1, 2006 to	500	48,249	45,432	$89,260.65	20.731%	10.387%
February 28, 2007	400	8,448	7,346	$15,628.80	3.630%	1.819%	2004
	401	1,250	1,087	$2,062.50	0.537%	0.269%
March 1, 2007 to	500	48,249	45,432	$91,673.10	20.731%	10.387%
February 29, 2008	400	8,448	7,346	$16,051.20	3.630%	1.819%	2004
	401	1,250	1,087	$2,125.00	0.537%	0.269%
March 1, 2008 to	500	48,249	45,432	$94,085.55	20.731%	10.387%
February 28, 2009	400	8,448	7,346	$16,473.60	3.630%	1.819%	2004
	401	1,250	1,087	$2,187.50	0.537%	0.269%
March 1, 2009 to	500	48,249	45,432	$96,498.00	20.731%	10.387%
February 28, 2010	400	8,448	7,346	$16,896.00	3.630%	1.819%	2004
	401	1,250	1,087	$2,250.00	0.537%	0.269%
March 1, 2010 to	500	48,249	45,432	$98,910.45	20.731%	10.387%
February 28, 2011	400	8,448	7,346	$17,318.40	3.630%	1.819%	2004
	401	1,250	1,087	$2,312.50	0.537%	0.269%
March 1, 2011 to	500	48,249	45,432	$101,322.90	20.731%	10.387%
February 29, 2012	400	8,448	7,346	$17,740.80	3.630%	1.819%	2004
	401	1,250	1,087	$2,375.00	0.537%	0.269%
March 1, 2012 to	500	48,249	45,432	$103,735.35	20.731%	10.387%
February 28, 2013	400	8,448	7,346	$18,163.20	3.630%	1.819%	2004
	401	1,250	1,087	$2,437.50	0.537%	0.269%
March 1, 2013 to	500	48,249	45,432	$106,147.80	20.731%	10.387%
February 28, 2014	400	8,448	7,346	$18,585.60	3.630%	1.819%
	401	1,250	1,087	$2,500.00	0.537%	0.269%	2004
TOTALS:		57,947	53,865		24.898%	12.475%

5                                         AMENDMENT OF RENT.  From and after the Effective Date, the Base Rent reserved in § 1.6(a) of the Lease is hereby amended to that specified in the Table in ¶ 4 above with respect to the various spaces and time periods referenced therein.  Tenant shall pay to Landlord the first month’s Base Rent with respect to Suite 401 upon Tenant’s execution and delivery of this First Addendum to Landlord.

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.1                               Suite 400 Base Rent Abatement.  Notwithstanding anything to the contrary in this First Addendum (including the Table above) Tenant’s Abatement Period with respect to Suite 400 provided under § 1.6.3 of the Lease remains in effect, provided that said § 1.6.3 of the Lease is hereby amended and restated as follows:

Notwithstanding anything to the contrary in this § 1.6 or § 1.3 above, beginning on March 1, 2004, Tenant’s Monthly Installment of Base Rent with respect to Suite 400 only shall be abated for a period of eighteen (18) months (the “Abatement Period”).  The parties agree that the Abatement Period shall terminate on  September 1, 2005.  If Tenant shall materially default under the Lease and fail to cure within the time permitted for cure thereunder, while the Abatement Period is still in effect, the Abatement Period shall thereupon terminate, and Tenant shall commence paying the Base Rent under the Lease as specified in the Table.

6                                         BASE YEAR AND ADDITIONAL RENT.  As specified in the Table below, the Base Year for the purposes of Article 4 of the Lease from and after the Effective Date shall be calendar year 2004 with respect to Suite 401.

7              CONDITION OF PREMISES.  Tenant shall accept Suite 401, any existing Improvements in Suite 401, and the Systems and Equipment serving the same in an “as is” condition on the Effective Date, and Landlord shall have no obligation to improve, alter, remodel, or otherwise modify the Suite 401 in connection with Tenant’s occupancy of the Premises from and after the Effective Date.

7.1                               Landlord’s Work; Improvement Allowance.  Notwithstanding anything to the contrary in ¶ 4 above, Landlord agrees to provide an improvement allowance in the amount of Four Thousand Nine Hundred Fifteen Dollars ($4,915.00) toward the cost of any work or improvements that Tenant may elect to install in Suite 401, subject to Article 9 of the Lease, after the Effective Date hereof.  If Tenant elects to implement any such Changes in Suite 401, Landlord shall use reasonable diligence in completing the approved work in Suite 401 for Tenant.  The facilities, materials, and work to be furnished, installed, and performed in Suite 401 by Landlord are referred to as the “Work.”  Any other installations, materials, and work which may be undertaken by or for the account of Tenant to prepare, equip, decorate, and furnish Suite 401 are referred to as the “Tenant’s Work.”  If required by Landlord, Tenant agrees to enter into an appropriate work letter agreement to reflect the parties’ agreement with respect to any such Changes in Suite 401 and the expenditure of the improvement allowance granted under this ¶ 7.1.

7.1.1                     Occupancy during Work.  The parties acknowledge that Tenant shall be in possession of the Premises and shall conduct its business in the Premises during the Work contemplated under ¶ 7.1 above.  Landlord shall have no liability to Tenant, nor shall Tenant’s obligations under the Lease be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption, or injury to business arising from Landlord’s performance of the Work or from Landlord’s making any repairs or changes which Landlord is required or permitted to perform by the Lease.  Landlord shall nevertheless use reasonable efforts to minimize any interference with Tenant’s business in the Premises.  Landlord agrees to use reasonable efforts to avoid interference with Tenant’s use and occupancy of the Premises during the performance of the Work and agrees to cause the application of paint and any work generating unreasonable noise outside of normal business hours.  The parties agree that Landlord shall not be liable for any damages which Tenant may incur during the performance of the Work, except to the extent that Tenant’s actual damages are the result of Landlord’s negligence or wilfull misconduct.  In no circumstances shall Landlord be liable to Tenant for business interruption, lost profits, or compensatory or consequential damages of any kind by virtue of Landlord’s Work.  Tenant specifically agrees that any interference with Tenant’s use or occupancy of the Premises caused by the performance of the Work shall not constitute a constructive eviction.

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.2                               Notice of Defects.  It shall be conclusively presumed upon Tenant’s taking actual possession of Suite 401 that the same were in satisfactory condition (except for latent defects) as of the date of such taking of possession, unless within thirty (30) days after the Effective Date Tenant shall give Landlord notice in writing specifying the respects in which Suite 401 was not in satisfactory condition.

8                                         TENANT’S SUPPLEMENTARY IMPROVEMENT ALLOWANCE.  Notwithstanding anything to the contrary n ¶ 3 of the Work Letter Agreement, the parties agree that, during the performance of Landlord’s Work under the Work Letter Agreement, Tenant elected to apply of sum of Sixty Thousand Dollars ($60,000) referenced in said ¶ 3 to improvements other than the Southeast Wing HVAC portion of the Supplemental HVAC system in the 5th Floor of the Premises as required under § 3.2 of the Lease and that Landlord’s entire obligation under the Work Letter Agreement with respect to the Southeast Wing HVAC portion of the Supplemental HVAC system in the 5th Floor of the Premises as required under § 3.2 of the Lease has been fully and completely discharged.

9                                         Tenant’s Termination Right.  From and after the Effective Date the parties agree that Suite 401 shall be deemed part of Suite 400 for the purpose of exercising Tenant’s Suite 400 termination right under § 1.5.2 of the Lease; provided, that said § 1.5.2 is hereby amended in its entirety to read as follows:

Suite 400 Termination Right.  Notwithstanding anything to the contrary herein, Tenant shall have the right to terminate the Lease with respect to Suites 400 and 401 only effective on either September 30, 2008, or September 30, 2010, upon written notice given to Landlord not less than six (6) months and not more than nine (9) months prior to either such termination date that may be selected by Tenant.  If Tenant exercises such termination right, Tenant shall pay to Landlord a termination fee on the termination date of either One Hundred Seven Thousand Five Hundred Thirteen Dollars and Forty Cents ($107,513.40), if Tenant exercises its right to terminate the Lease with respect to Suites 400 and 401 on September 30, 2008, or Seventy-Seven Thousand Three Hundred Thirty-Four Dollars and Twenty Cents ($77,334.20), if Tenant exercises its right to terminate the Lease with respect to Suites 400 and 401 on September 30, 2010.

10                                  PARKING.  The number of parking spaces designated for Tenant’s use under § 27.1 of the Lease shall be increased from and after the Effective Date from the number stated in the Lease to up to a maximum of One Hundred Ninety-Seven (197) parking spaces on a non-exclusive basis in the area(s) designated by Landlord for parking in the Building’s parking lots.

11                                  NO DISCLOSURE.  Tenant agrees that it shall not disclose any of the matters set forth in this First Addendum or disseminate or distribute any information concerning the terms, details, or conditions hereof to any person, firm, or entity without obtaining the express written approval of Landlord.

12                                  SURVIVAL.  Warranties, representations, agreements, and obligations contained in this First Addendum shall survive the execution and delivery of this First Addendum and shall survive any and all performances in accordance with this First Addendum.

13                                  COUNTERPARTS.  This First Addendum may be executed in any number of counterparts, which each severally and all together shall constitute one and the same First Addendum.

14                                  ATTORNEYS’ FEES.  If any party obtains a judgement against any other party or parties by reason of breach of this First Addendum, reasonable attorneys’ fees and costs as fixed by the court shall be included in such judgement against the losing party or parties.

15                                  SUCCESSORS.  This First Addendum and the terms and provisions hereof shall inure to the benefit of and be binding upon the heirs, successors, and assigns of the parties.

16                                  AUTHORITY.  Each of the individuals executing this First Addendum represents and warrants that he or she is authorized to execute this First Addendum on behalf of the party for whom he or she is

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

executing this First Addendum and that by his or her signature such party is legally bound by the terms, covenants, and conditions of this First Addendum.

17                                  GOVERNING LAW.  This First Addendum shall be construed and enforced in accordance with the laws of the State of California.

18                                  CONTINUING VALIDITY OF LEASE.  Except as expressly modified herein, the Lease remains in full force and effect, and its provisions shall apply equally to the Expansion Space as to the remainder of the Premises, including (i) Tenant’s termination right under § 1.5.2 of the Lease with respect to Suite 400, of which the Expansion Space shall be deemed a part of the purposes of exercising Tenant termination right thereunder; (ii) the exercise of Tenant’s Extension Option under § 1.5.1 of the Lease; and (iii) Tenant’s Security Deposit stated under § 5.1 of the Lease, which shall remain unchanged by this First Addendum.

19                                  CONFLICTS.  In the event of any conflict between the provisions of the Lease and those of this First Addendum, the terms and provisions of this First Addendum shall control.

20                                  WHOLE AGREEMENT.  The mutual obligations of the parties as provided herein are the sole consideration for this First Addendum, and no representations, promises, or inducements have been made by the parties other than as appear in this First Addendum, which supersedes any previous negotiations.  There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this First Addendum.  This First Addendum may not be amended except in writing signed by all the parties.

In witness whereof, the parties have executed this First Addendum as of the date first above written.

Landlord:		Tenant:
KASHIWA FUDOSAN AMERICA, INC.,		ONCOLOGY THERAPEUTICS NETWORK JOINT VENTURE, L.P.,
a California Corporation		a Delaware limited partnership

By:	/s/ HARU TAKEHANA	By:	Oncology Therapeutics Network Corp., a Delaware corporation
	Haru Takehana, Director	Its:	General Partner

		By:	/s/ FAHEEM HASNAIN
Faheem Hasnain, President

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

OYSTER POINT MARINA PLAZA

Second Addendum to Office Lease

THIS SECOND ADDENDUM TO OFFICE LEASE (the “Second Addendum”) is made and entered into as of March 1, 2005, by and between KASHIWA FUDOSAN AMERICA, INC., a California corporation (“Landlord”) and ONCOLOGY THERAPEUTICS NETWORK JOINT VENTURE, L.P., a Delaware limited partnership (“Tenant”).

Recitals

A.         Landlord and Tenant have heretofore entered into that certain lease dated June 1, 2003 (the “Lease”) for premises described as Suites [*] & 400 (the “Premises”), initially containing approximately [*] rentable square feet, in the building located at 395 Oyster Point Boulevard, South San Francisco, California (the “Building”), which forms part of the office building complex commonly known as Oyster Point Marina Plaza (the “Complex”).

B.         The Lease has heretofore been amended by that certain First Addendum to Office Lease dated as of December 15, 2004 (“the “First Addendum”), under which the parties agreed to expand the Premises by the addition of Suite 401 containing approximately 1,250 rentable square feet of space and in certain other respects, all as set forth in the First Addendum.

C.         The parties mutually desire to amend the terms of the Lease so as to expand the Premises by the addition of Suite 402 containing approximately 5,680 rentable square feet of space and in certain other respects, all on and subject to the terms and conditions hereof.

Agreement

Now, therefore, in consideration of the mutual terms and conditions herein contained and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1      EFFECT OF ADDENDUM.  Landlord and Tenant agree that, notwithstanding anything contained in the Lease to the contrary, the provisions set forth below will be deemed to be part of the Lease and shall supersede, to the extent they differ, any contrary provisions in the Lease.  Terms defined in the Lease shall have the same meanings in this Second Addendum, unless a different definition is set forth in this Second Addendum.

2      EFFECTIVE DATE.  The amendments and changes specified in this Second Addendum shall become effective on April 1, 2005 (the “Effective Date”).  Notwithstanding the foregoing, this Second Addendum shall constitute the fully-binding agreement and contract of the parties from and after the date of the parties’ execution and delivery to each other of this Second Addendum.

3      TABLE.  The Table set forth in § 1.3 of the Lease (as heretofore modified in the First Addendum) is hereby superseded and replaced in its entirety by the following table, which shall constitute the Table under § 1.3 of the Lease for all purposes from and after the Effective Date of this Second Addendum:

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PERIOD	SUITE NO.	RSF	USF	MONTHLY BASE RENT	SHARE BLDG	SHARE COMPLEX	BASE YEAR
March 1, 2004, to	500	48,249	45,432	$84,435.75	20.731%	10.387%	2004
February 28, 2005	400	8,448	7,346	$14,784.00	3.630%	1.819%	2004
January 1, 2005, to February 28, 2005	401	1,250	1,087	$2,000.00	0.537%	0.269%	2004
March 1, 2005 to	500	48,249	45,432	$86,848.20	20.731%	10.387%
February 28, 2006	400	8,448	7,346	$15,206.40	3.630%	1.819%	2004
	401	1,250	1,087	$2,000.00	0.537%	0.269%
April 1, 2005, to February 28, 2006	402	5,680	4,939	$9,088.00	2.441%	1.223%	2004
March 1, 2006 to	500	48,249	45,432	$89,260.65	20.731%	10.387%
February 28, 2007	400	8,448	7,346	$15,628.80	3.630%	1.819%	2004
	401	1,250	1,087	$2,062.50	0.537%	0.269%
	402	5,680	4,939	$9,372.00	2.441%	1.223%
March 1, 2007 to	500	48,249	45,432	$91,673.10	20.731%	10.387%
February 29, 2008	400	8,448	7,346	$16,051.20	3.630%	1.819%	2004
	401	1,250	1,087	$2,125.00	0.537%	0.269%
	402	5,680	4,939	$9,656.00	2.441%	1.223%
March 1, 2008 to	500	48,249	45,432	$94,085.55	20.731%	10.387%
February 28, 2009	400	8,448	7,346	$16,473.60	3.630%	1.819%	2004
	401	1,250	1,087	$2,187.50	0.537%	0.269%
	402	5,680	4,939	$9,940.00	2.441%	1.223%
March 1, 2009 to	500	48,249	45,432	$96,498.00	20.731%	10.387%
February 28, 2010	400	8,448	7,346	$16,896.00	3.630%	1.819%	2004
	401	1,250	1,087	$2,250.00	0.537%	0.269%
	402	5,680	4,939	$10,224.00	2.441%	1.223%
March 1, 2010 to	500	48,249	45,432	$98,910.45	20.731%	10.387%
February 28, 2011	400	8,448	7,346	$17,318.40	3.630%	1.819%	2004
	401	1,250	1,087	$2,312.50	0.537%	0.269%
	402	5,680	4,939	$10,508.00	2.441%	1.223%
March 1, 2011 to	500	48,249	45,432	$101,322.90	20.731%	10.387%
February 29, 2012	400	8,448	7,346	$17,740.80	3.630%	1.819%	2004
	401	1,250	1,087	$2,375.00	0.537%	0.269%
	402	5,680	4,939	$10,792.00	2.441%	1.223%
March 1, 2012 to	500	48,249	45,432	$103,735.35	20.731%	10.387%
February 28, 2013	400	8,448	7,346	$18,163.20	3.630%	1.819%	2004
	401	1,250	1,087	$2,437.50	0.537%	0.269%
	402	5,680	4,939	$11,076.00	2.441%	1.223%
March 1, 2013 to	500	48,249	45,432	$106,147.80	20.731%	10.387%
February 28, 2014	400	8,448	7,346	$18,585.60	3.630%	1.819%	2004
	401	1,250	1,087	$2,500.00	0.537%	0.269%
	402	5,680	4,939	$11,360.00	2.441%	1.223%
TOTALS:		63,627	58,804		27.339%	13.698%

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4      EXPANSION OF PREMISES.  Upon the Effective Date, the Premises shall be expanded by the addition of Suite 402 containing approximately 5,680 rentable square feet of space in the Building (“Suite 402”) for all purposes under the Lease; and all references in the Lease to the “Premises” shall refer to the combination of both the existing Premises under the Lease as heretofore amended and Suite 402 from and after the Effective Date.  The floor plan and location of Suite 402 is shown on Exhibit A which is attached hereto and incorporated herein by reference.  The parties agree that, upon the Effective Date, Suite 402 shall become part of the Premises pursuant to the basic terms specified in the Table below (as hereby amended) regarding Term, Base Rent, Tenant’s Share of increases in Operating Expenses and Taxes, and the Base Year for the purposes of calculating Additional Rentable payable with respect to Suite 402.

4.1    Early Occupancy.  Notwithstanding anything to the contrary herein, Tenant shall be permitted early entry to Suite 402 from and after the date of the parties’ execution and delivery to each other of this Second Addendum for the purpose of installing Tenant’s telephone and data network cables and wiring, provided that Tenant does not interfere with the performance of Landlord’s Work Suite 402 (if any); but shall not be obligated to begin paying Base Rent therefore until the Effective Date, as specified in the Table below.

5      AMENDMENT OF RENT.  From and after the Effective Date, the Base Rent reserved in § 1.6(a) of the Lease is hereby amended to that specified in the Table in ¶ 3 above with respect to the various spaces and time periods referenced therein.  Tenant shall pay to Landlord the first month’s Base Rent with respect to Suite 402 upon Tenant’s execution and delivery of this Second Addendum to Landlord.

6      BASE YEAR AND ADDITIONAL RENT.  As specified in the Table above, the Base Year for the purposes of Article 4 of the Lease from and after the Effective Date shall be calendar year 2004 with respect to Suite 402.

7       CONDITION OF PREMISES.  Except as provided in ¶ 7.1 below, Tenant shall accept Suite 402, any existing Improvements in Suite 402, and the Systems and Equipment serving the same in an “as is” condition on the Effective Date, and Landlord shall have no obligation to improve, alter, remodel, or otherwise modify the Suite 402 in connection with Tenant’s occupancy of the Premises from and after the Effective Date.

7.1    Landlord’s Work.  Landlord shall use reasonable diligence in completing and preparing the Suite 402 for Tenant’s occupancy on or before the Effective Date; provided, however, that the commencement date for the lease of Suite 402 shall be the Effective Date, and Tenant shall begin paying Rent therefore on the Effective Date, regardless of whether Landlord’s Work (as defined below) is substantially completed on or before the Effective Date or not.  The facilities, materials, and work to be furnished, installed, and performed in Suite 402 by Landlord are referred to as the “Work.”  Any other installations, materials, and work which may be undertaken by or for the account of Tenant to prepare, equip, decorate, and furnish Suite 402 are referred to as the “Tenant’s Work,” which shall include the connection and/or rewiring of Tenant’s telephone and data lines.  The parties agree that Landlord’s Work shall consist of the following items only, to be completed at Landlord’s sole cost and expense:

(i)                                     Landlord shall re-activate the corridor in the Suite 402 wing and install Building-standard carpet, wall covering, and light fixtures in Suite 402 wing corridor; and

(ii)                                  Landlord shall construct a demising wall for Suite 402.

7.1.1    Occupancy during Work.  The parties acknowledge that Tenant may be in possession of the Premises and shall conduct its business in the Premises during the Work contemplated under ¶ 7.1

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

above.  Landlord shall have no liability to Tenant, nor shall Tenant’s obligations under the Lease be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption, or injury to business arising from Landlord’s performance of the Work or from Landlord’s making any repairs or changes which Landlord is required or permitted to perform by the Lease.  Landlord shall nevertheless use reasonable efforts to minimize any interference with Tenant’s business in the Premises.  Landlord agrees to use reasonable efforts to avoid interference with Tenant’s use and occupancy of the Premises during the performance of the Work and agrees to cause the application of paint and any work generating unreasonable noise outside of normal business hours.  The parties agree that Landlord shall not be liable for any damages which Tenant may incur during the performance of the Work, except to the extent that Tenant’s actual damages are the result of Landlord’s negligence or wilfull misconduct.  In no circumstances shall Landlord be liable to Tenant for business interruption, lost profits, or compensatory or consequential damages of any kind by virtue of Landlord’s Work.  Tenant specifically agrees that any interference with Tenant’s use or occupancy of the Premises caused by the performance of the Work shall not constitute a constructive eviction.

7.1.2    Notice of Defects.  It shall be conclusively presumed upon Tenant’s taking actual possession of Suite 402 that the same were in satisfactory condition (except for latent defects) as of the date of such taking of possession, unless within thirty (30) days after the Effective Date Tenant shall give Landlord notice in writing specifying the respects in which Suite 402 was not in satisfactory condition.

7.2    Improvement Allowance.  In addition to bearing the cost of the Work specified in ¶ 7.1 above, Landlord agrees to provide to Tenant an improvement allowance in the amount of Twenty-Eight Thousand Four Hundred Dollars ($28,400.00) toward the cost of any work or improvements that Tenant may elect to install in Suite 402, subject to Article 9 of the Lease, after the Effective Date hereof.  If Tenant elects to implement any such Changes in Suite 402, Landlord shall use reasonable diligence in completing the approved work in Suite 402 for Tenant.  If required by Landlord, Tenant agrees to enter into an appropriate work letter agreement to reflect the parties’ agreement with respect to any such Changes in Suite 402 and the expenditure of the improvement allowance granted under this ¶ 7.2.

8      Suite 402 Termination Right.  Notwithstanding anything to the contrary in the Lease as herein amended, Tenant shall have the right to terminate the Lease with respect to Suite 402 only effective on September 30, 2009, upon written notice given to Landlord not less than six (6) months and not more than nine (9) months prior to such termination date.  If Tenant exercises such termination right, Tenant shall pay to Landlord upon exercise of its termination right, together with Tenant’s written notice of exercise, a termination fee in the amount of Fifty-Five Thousand Two Hundred Thirteen Dollars and Twenty Cents ($55,213.20).  If Tenant exercises its termination right as herein provided, the Lease with respect to Suite 402 only shall terminate on the effective date of such termination with the same effect as if the Term of the Lease had expired with respect to Suite 402 only.  In addition to paying the termination fee to Landlord, Tenant agrees to pay to Landlord upon receipt of Landlord’s bill therefor the reasonable cost to Landlord of constructing a new demising wall to separate Suite 402 from Suite 401 following the effective date of the termination provided for herein, if Tenant exercises its termination right with respect to Suite 402 only.

9      SECURITY DEPOSIT.  Tenant’s Security Deposit required under § 5.1 of the Lease shall remain unchanged in consequence of the parties’ execution and delivery of this Second Addendum.

10   EXTENSION OPTIONS.  The Extension Option granted to Tenant under § 1.5.1 of the Lease shall apply to Suite 402 equally with the rest of the Premises, as herein and heretofore amended, provided that

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Tenant has not exercised its termination right under ¶ 8 above with respect to Suite 402 only prior to Tenant’s exercise of such Extension Option.

11   PARKING.  The number of parking spaces designated for Tenant’s use under § 27.1 of the Lease shall be increased from and after the Effective Date from the number stated in the Lease to up to a maximum of Two Hundred Sixteen (216) parking spaces on a non-exclusive basis in the area(s) designated by Landlord for parking in the Building’s parking lots.

12   NO DISCLOSURE.  Tenant agrees that it shall not disclose any of the matters set forth in this Second Addendum or disseminate or distribute any information concerning the terms, details, or conditions hereof to any person, firm, or entity without obtaining the express written approval of Landlord.

13   SURVIVAL.  Warranties, representations, agreements, and obligations contained in this Second Addendum shall survive the execution and delivery of this Second Addendum and shall survive any and all performances in accordance with this Second Addendum.

14   COUNTERPARTS.  This Second Addendum may be executed in any number of counterparts, which each severally and all together shall constitute one and the same Second Addendum.

15   ATTORNEYS’ FEES.  If any party obtains a judgement against any other party or parties by reason of breach of this Second Addendum, reasonable attorneys’ fees and costs as fixed by the court shall be included in such judgement against the losing party or parties.

16   SUCCESSORS.  This Second Addendum and the terms and provisions hereof shall inure to the benefit of and be binding upon the heirs, successors, and assigns of the parties.

17   AUTHORITY.  Each of the individuals executing this Second Addendum represents and warrants that he or she is authorized to execute this Second Addendum on behalf of the party for whom he or she is executing this Second Addendum and that by his or her signature such party is legally bound by the terms, covenants, and conditions of this Second Addendum.

18   GOVERNING LAW.  This Second Addendum shall be construed and enforced in accordance with the laws of the State of California.

19   CONTINUING VALIDITY OF LEASE.  Except as expressly modified herein, the Lease remains in full force and effect, and its provisions shall apply equally to the Expansion Space as to the remainder of the Premises, including (i) Tenant’s termination right under § 1.5.2 of the Lease with respect to Suite 400, of which the Expansion Space shall be deemed a part of the purposes of exercising Tenant termination right thereunder; (ii) the exercise of Tenant’s Extension Option under § 1.5.1 of the Lease; and (iii) Tenant’s Security Deposit stated under § 5.1 of the Lease, which shall remain unchanged by this Second Addendum.

20   CONFLICTS.  In the event of any conflict between the provisions of the Lease and those of this Second Addendum, the terms and provisions of this Second Addendum shall control.

21   WHOLE AGREEMENT.  The mutual obligations of the parties as provided herein are the sole consideration for this Second Addendum, and no representations, promises, or inducements have been made by the parties other than as appear in this Second Addendum, which supersedes any previous negotiations.  There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Second Addendum.  This Second Addendum may not be amended except in writing signed by all the parties.

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

In witness whereof, the parties have executed this Second Addendum as of the date first above written.

Landlord:		Tenant:

KASHIWA FUDOSAN AMERICA, INC.,		ONCOLOGY THERAPEUTICS NETWORK JOINT VENTURE, L.P.,
a California corporation		a Delaware limited partnership

By:	/s/ HARU TAKEHANA	By:	Oncology Therapeutics Network Joint venture, L.P.,
	Haru Takehana, Director		a Delaware corporation
		Its:	General Partner

		By:	/s/ CHUCK SLOAN
Chuck Sloan, President

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

FLOOR PLANS

[Graphic of Floor Plan]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

PROPOSED PLAN FOR IMPROVEMENTS

[Graphic of Floor Plan]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

DISCLOSURE LIST

Hazardous Materials:  To Sublandlord’s actual knowledge, there are no Hazardous Materials on the Property (other than Hazardous Materials incidental to general office uses).

Material Physical Defects:  There is a leak along the windows in the north-east wing of the building (“A Wing”). Building Management is aware of it and is working to repair the problem.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E

MASTER LANDLORD CONSENT

Master Landlord hereby acknowledges receipt of a copy of this Sublease, and consents to the terms and conditions of this Sublease.  By this consent, Master Landlord shall not be deemed in any way to have entered the Sublease or to have consented to any further assignment or sublease. Master Landlord further agrees that, notwithstanding anything to the contrary in the Master Lease Agreement:

(a)                                  Master Landlord shall deliver to Subtenant at the address set forth in the Sublease notices of any defaults under the Master Lease Agreement at the same time such notices are sent to Sublandlord as set forth in the Master Lease Agreement and shall permit Subtenant to cure such defaults.

(b)                                 Master Landlord agrees that the release and waiver of subrogation in Section 24 of the Sublease shall apply as between Master Landlord and Subtenant.

(c)                                  In the event that the Master Lease Agreement terminates prior to the expiration of the term thereof, the Sublease shall continue in full force and effect as a direct lease between Master Landlord and Subtenant upon all of the terms, covenants and conditions of the Sublease.

(d)                                 Subtenant may, without Master Landlord’s prior written consent, sublet the Premises or assign the Sublease as described in Section 17.12 of the Master Lease Agreement.

MASTER LANDLORD:
KASHIWA FUDOSAN AMERICA, INC.,
a California corporation

By:	TAK Development Inc., a California corporation
Name:	Tory Iwai, Vice President
Its:	Attorney-in-Fact
Signed:	/s/ TORY IWAI